Exhibit 10.15

RETIREMENT  PLAN FOR EMPLOYEES OF

CAPITAL SOUTHWEST CORPORATION AND ITS AFFILIATES

As Amended and Restated Effective April 1, 2011

Capital Southwest Corporation
Dallas, Texas

TABLE OF CONTENTS

Section		Page

DEFINITIONS: PARTICIPATION
1.1 -	Definitions	1-1
1.2 -	Participation	1-22
1.3 -	Leave of Absence and Termination of Service	1-24
1.4 -	Reemployment	1-29
1.5 -	Transfer to or From Status as an Eligible Employee	1-37
1.6 -	Participation and Benefits for Former Leased Employees	1-41
1.7 -	Rights of Other Employers to Participate	1-41
1.8 -	Service and Tem1ination of Service	1-44

NORMAL AMOUNT AND PAYMENT OF RETIREMENT INCOME
2.1 -	Normal Retirement and Retirement Income	2-1
2.2 -	Early Retirement and Retirement Income	2-5
2.3 -	Disability Retirement and Retirement Income	2-7
2.4 -	Benefits Other Than on Retirement	2-11

SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS
3.1 -	Optional Forms of Retirement Income	3-1
3.2 -	Lump-Sum Payment of Small Retirement Income	3-7
3.3 -	Benefits Applicable to Participant Who Has Been or Is Employed by Two or More Employers	3-8
3.4 -	No Duplication ofBenefits	3-9
3.5 -	Funding of Benefits Through Purchase of Life Insurance Contract or Contracts	3-9

GOVERNMENTAL REOUlREMENTS AFFECTING BENEFITS
4.1 -	Special Provisions Regarding Amount and Payment of Retirement Income	4-1
4.2 -	Limitations on Benefits Required by the Internal Revenue Service	4-30
4.3 -	Benefits Nonforfeitable if Plan fs Terminated	4-31
4.4 -	Merger of Plan	4-32
4.5 -	Termination of Plan and Distribution of Trust Fund	4-32
4.6 -	Special Provisions that Apply if Plan is Top-Heavy	4-38
4.7 -	Transfers	4-46
4.8 -	Minimum Distribution Requirements	4-47
4.9 -	Funding Based Limitations	4-54

TABLE  OF CONTENTS
(continued)

Section		Page

MISCELLANEOUS PROVISIONS REGARDING PARTICIPANTS
5.1 -	Participants to Furnish Required Information	5-1
5.2 -	Beneficiaries	5-2
5.3 -	Contingent Beneficiaries	5-3
5.4 -	Participants' Rights in Trust Fund	5-4
5.5 -	Benefits Not Assignable	5-4
5.6 -	Benefits Payable to Minors and Incompetents	5-5
5.7 -	Conditions of Employment Not Affected by Plan	5-6
5.8 -	Notification of Mailing Address	5-6
5.9 -	Written Communications Required	5-7
5.10-	Benefits Payable at Office of Trustee	5-7
5.11 -	Appeal to Committee	5-8

MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER
6.1 -	Contributions	6-1
6.2 -	Employer's Contributions Irrevocable	6-1
6.3 -	Forfeitures	6-2
6.4 -	Amendment of Plan	6-2
6.5 -	Termination of Plan	6-4
6.6 -	Expenses of Administration	6-6
6.7 -	Formal Action by Employer	6-6

ADMINISTRATION
7.1 -	Administration by Committee	7-1
7.2 -	Officers of Committee; Service Providers	7-2
7.3 -	Action by Committee	7-2
7.4 -	Rules and Regulations of Committee	7-3
7.5 -	Powers of Committee	7-3
7.6 -	Duties ofCommittee	7-4
7.7 -	Indemnification of Certain	7-5
7.8 -	Actuary	7-5
7.9 -	Fiduciaries	7-6
7.10-	Applicable Law	7-8

TRUST FUND
8. 1 -	Purpose of Trust Fund	8-1
8.2 -	Benefits Supported Only by Trust Fund	8-1
8.3 -	Trust Fund Applicable Only to Payment of Benefits	8-1

First Supplement

RETIREMENT PLAN FOR EMPLOYEES OF

CAPITAL SOUTHWEST CORPORATION  AND ITS AFFILIATES

As Amended and Restated Effective April 1, 2011

INTRODUCTION

Capital Southwest Corporation adopted and established a retirement plan, called the Capital Southwest Corporation Retirement Plan, for the benefit of its eligible employees effective as of April 1, 1966.  Effective as of April 1, 1972, the Comprehensively Amended Retirement Plan for Employees of Capital Southwest Corporation was adopted by Capital Southwest Corporation as an amendment and restatement of the aforementioned retirement plan and, in conjunction therewith, the Retirement Trust for Employees of Capital Southwest Corporation was adopted as an amendment and restatement of the original trust agreement. Effective as of January 1, 1974, Capital Southwest Corporation amended and restated the aforementioned Comprehensively Amended Retirement Plan for Employees of Capital Southwest Corporation in its entirety as set forth in an instrument known as the Retirement Plan for Employees of Capital Southwest Corporation and, in conjunction therewith, the aforementioned  Retirement Trust for Employees of Capital Southwest Corporation was amended and restated in its entirety as set forth in a trust agreement of the same title. The said Retirement Plan for Employees of Capital Southwest Corporation and Retirement Trust for Employees of Capital Southwest Corporation were subsequently amended and restated in their entirety effective as of April I , 1976, as set forth in instruments of the same titles. Capital Southwest Management Corporation  was formed as a subsidiary of Capital Southwest Corporation in December of 1986, and effective as of January 1, 1987, the employees of Capital Southwest Corporation were transferred to, and became employees of, Capital Southwest Management Corporation which, as the successor employer of such employees, continued the aforementioned retirement plan on their behalf.

The Whitmore Manufacturing Company under date of July 14, 1961 entered into a trust agreement whereby it established a retirement plan and trust for certain of its employees, and under date of April 14, 1965 entered into another trust agreement whereby it established a different retirement plan and trust for certain of its other employees.  The retirement plans set forth in such trust agreements were known as The Whitmore Manufacturing Company Retirement Plan and The Whitmore Manufacturing Company Hourly Rate Pension Plan, respectively.  Effective as of March 1, 1976, the trust agreements setting forth the provisions of the aforementioned retirement plans were amended and restated, and such amended and restated retirement plans were subsequently known as The Whitmore Manufacturing Company Revised Retirement Plan and The Whitmore Manufacturing Company Revised Hourly Rate Pension Plan, respectively.  Effective as of March 1, 1980, the said The Whitmore Manufacturing Company Revised Retirement  Plan and The Whitmore Manufacturing Company Revised Hourly Rate Pension Plan were again amended and restated, and were consolidated into a single plan and trust, known as the Retirement Plan for Employees ofThe Whitmore Manufacturing Company and the Retirement Trust for Employees of The Whitmore Manufacturing Company.

The Retirement Plan for Employees ofThe Rectorseal Corporation was adopted by The RectorSeal Corporation effective as of April1, 1976, as an amendment and restatement of the retirement plan and trust which it had originally established for the benefit of its eligible employees effective as of January 1 , 1972.  The said Retirement Plan for Employees of The Rectorseal Corporation was subsequently amended and restated in its entirety effective as of April 1 , 1984, as set forth in an instrument of the same title.

The Retirement Plan for Employees of Jet-Lube, Inc. was adopted by Jet-Lube, Inc. effective as of April I , 1976 as an amendment and restatement of the retirement plan and trust which it had originally established for the benefit of its eligible employees effective as of June 13, 1973.  The said Retirement Plan for Employees of Jet-Lube, Inc. was subsequently amended and restated in its entirety effective as of April 1, 1984, as set forth in an instrument of the same title.

The aforementioned Retirement Plan for Employees of Capital Southwest Corporation and Retirement Trust for Employees of Capital Southwest Corporation, Retirement Plan for Employees of The Whitmore Manufacturing Company and Retirement Trust for Employees of The Whitmore Manufacturing Company, Retirement Plan for Employees of The Rectorseal Corporation and  Retirement Plan for Employees of Jet-Lube, Inc. have subsequently been amended from time to time, and said retirement plans and trust agreements were further amended and restated in their entirety effective as of April 1, 1989 as set forth in an instrument known as the Retirement Plan for Employees of Capital Southwest Corporation and Its Affiliates, and in a trust agreement, titled Retirement Trust for Employees of Capital Southwest Corporation and Its Affiliates.  In conjunction with such amendment and restatement, said retirement plans were consolidated and merged, effective as of April1, 1989, into a "single plan" within the meaning of Section 414(1) ofthe Internal Revenue Code and regulations issued pursuant thereto.  Said retirement plan, as amended and restated effective as of April l, 1989, contained special provisions for certain employees whose service commenced prior to such date as set forth in a supplement thereto which was identified as the "First Supplement to Retirement Plan for Employees of Capital Southwest Corporation and Its Affiliates as Amended and Restated Effective April 1, 1989."

The said Retirement Plan for Employees of Capital Southwest Corporation and Its Affiliates was amended and restated in its entirety effective as of April 1, 2006, with the aforementioned  First Supplement  attached to and made a part of the plan as restated thereof.

The said Retirement Plan for Employees of Capital Southwest Corporation and Its Affiliates has subsequently been amended from time to time, and said retirement plan is being further amended and is being restated in its entirety effective as of April 1, 20IIset forth in this instrument.

The aforementioned  First Supplement to Retirement Plan for Employees of Capital Southwest Corporation and Its Affiliates as in effect on April 1, 1989 shall be attached to and made a part of the plan as amended and restated effective April 1, 20011, and all references to the "plan" in said supplement shall on and after April 1 , 20011 refer to the plan as amended and restated effective April 1, 20011 set forth herein and references in said supplement to specified sections in the plan shall refer to the corresponding sections in the amended and restated plan even though the corresponding section in the amended and restated plan may not have the same section number that is specified in said supplement.

Subject to receipt by the aforementioned Employers of a favorable ruling that the qualified status of the Retirement Plan for Employees of Capital Southwest Corporation and Its Affiliates and the Retirement Trust for Employees of Capital Southwest Corporation and Its Affiliates under Sections 401(a) and 501(a) of the Internal Revenue Code is not adversely affected by such amendment and restatement, each person who becomes a participant hereunder shall be entitled upon his retirement or termination of service to such benefits as are specified in the provisions which follow.

SECTION 1

DEFINITIONS:  PARTICIPATION

1.1  -   DEFINITIONS

(A)           The following terms as used herein shall have the meanings stated below unless a different meaning is plainly required by the context:

(1)
"Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date" shall mean the monthly retirement income, payable in the manner described in Section 2.1(C) hereof commencing at the Participant's Normal Retirement Date, which he has accrued as of a given date and, with respect to any given date on or after April 1, 1998 and prior to April 1 , 2007, shall be equal to the sum of:

(a)	1.25% of his Final Average Monthly Compensation at such given date multiplied by his number ofyears of Credited Service at such given date that are not in excess of 35 years;

plus

(b)
0.65% of that portion, if any, of his Final Average Monthly Compensation at such given date that is in excess of the Monthly Covered Compensation  that applies to him at such given date multiplied by his number ofyears of Credited Service at such given date that are not in excess of 35 years;

provided, however, that the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date which a Participant has accrued as of a given date shall not exceed an amount that is actuarially equivalent as of such given date to the maximum amount of retirement income permitted under Section 415 of the Internal Revenue Code; and provided further, however, that the provisions of Section 4.6 hereof shall apply in determining the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date of a Participant who has accrued Vesting Service during any Plan Year that the Plan is top-heavy.

Notwithstanding the foregoing provisions of this Section 1.1 (A)(1), the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date of a Participant at any given date shall not be less than the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date which the Participant has accrued as of March 31, 1998, based upon the Participant's Credited Service, Final Average Monthly  Compensation, and Monthly Covered Compensation (or, if applicable, the corresponding terms used to compute  his accrued  benefit under the Superseded  Plan) determined as of the earlier  of March 31, 1998, or the date of the Participant's termination of service, under  the provisions of the Plan and the First Supplement then in effect.

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Effective  April 1, 2007, the Accrued Deferred Monthly  Retirement Income Commencing at Normal  Retirement  Date which a Participant has accrued  as of a given date on or after April 1, 2007, shall be equal to the sum of:

(a)	1 .20% of his Final Average Monthly Compensation at such given date multiplied by his number of years of Credited Service at such given date that are not in excess of35 years;

plus

(b)
0.65% of that portion,  if any, of his Final Average Monthly Compensation at such given date that is in excess of the Monthly  Covered  Compensation that applies to him at such given date multiplied by his number ofyears of Credited Service  at such given  date that are not in excess of 35 years.

Notwithstanding the foregoing provisions of this Section  1.1(A)(l), the Accrued  Deferred  Monthly Retirement Income Commencing at Normal Retirement Date of a Participant at any given date on or after April 1, 2007, shall not be less than the Accrued Deferred Monthly Retirement Income Conunencing at Normal Retirement Date which the Participant has accrued  as of March 31, 2007, based upon the Participant's Credited  Service,  Final Average Monthly  Compensation, and Monthly Covered  Compensation determined as of the earlier of March 31 , 2007, or the date of the Participant's termination of service, under the provisions of the Plan and the Supplements then in effect.

Effective  April  1 , 2009, the Accrued  Deferred Monthly  Retirement Income Commencing at Normal  Retirement Date which a Participant has accrued  as of a given  date on or after April 1, 2009, shall be equal to the sum of:

(a)	1.20% of his Final Average Monthly Compensation at such given date multiplied by his number of years of Credited Service at such given date that are not in excess of 40 years;

plus

(b)
0.65% ofthat portion, if any, ofhis Final Average Monthly Compensation at such given date that is in excess of the Monthly Covered Compensation that applies to him at such given date multiplied by his nwnber of years of Credited Service at such given date that are not in excess of 35 years.

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(2)
"Alllluity Starting Date" shall have the meaning assigned in Section417(f) ofthe Internal Revenue Code and regulations issued with respect thereto and shall be the first day of the first petiod for which an amount is payable (not the actual date of payment) as an annuity or any other form.  Any auxiliary disability benefits shall be disregarded in determining the Annuity Starting Date.

Unless otherwise qualified by the context, the regularly scheduled Alllluity Starting Date of a Participant shall be:

(a)
in the case ofthe benefit payable under Section 2.1 in the event of his normal retirement, the first day of the month coincident with or next following the date of his retirement or hisRequired Beginning Date, whichever is earlier;

(b)	in the case of the benefit payable under Section 2.2 in the event of his early retirement, the first day of the month coincident with or next following the date of his retirement;

(c)
in the case of the benefit payable under Section 2.3 in the event of his disability retirement, the date as of which his disability retirement income payments are scheduled to start under Section 2.3(F);

(d)
in the case of the benefit payable under Section 2.4(A) in the event of termination of service with a vested benefit, the Participant's Normal Retirement Date or, if applicable, the first day of the month prior to his Normal Retirement Date that the Participant has elected in accordance with the provisions of Section 2.4(A) to start receiving the benefits to which he is entitled under such section; and

(e)
in the case of the benefit payable under Section 3.2 hereof, the first day of the month coincident with or next following the date of termination of the Participant's service; provided, however, if payment is not made under Section 3.2 as of the first day of the month coincident with or next following the date of termination of his service but the Committee establishes, in accordance with a uniform policy applied without discrimination, a subsequent date as of whichcalculations shall be made to determine if voluntary or involuntary cashouts shall be permitted or required as of such subsequent date under the provisions of Section 3.2, the Annuity Starting Date shall be such subsequent date established by the Committee if payment is made under such section as of such subsequent date;

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provided, however, ifthe Participant elects pursuant to the provisions of Section 3.1 hereof to defer the commencement of the benefit to which he is entitled to a date beyond the regularly scheduled Annuity Starting Date described above, his Annuity Starting Date shall be such later date of commencement specified in his election.

(3)	"Beneficiary" shall mean the person or persons or other entity on whose behalf benefits may be payable under the Plan after a Participant's death in accordance with the provisions hereof.

(4)
"Break in Service" shall mean a period of severance of 12 consecutive months or longer that immediately follows an employee's date of termination of service and immediately precedes the date, if any, on which he next performs an Hour of Service.

(5)	''Committee" shall mean the Retirement Committee appointed from time to time to administer the Plan pursuant to the provisions of Section 7.1 hereof.

(6)	"Compensation" shall mean the sum of:

(a)
the amounts actually paid to an employee by the Employer for services rendered, as reported on the employee's Federalincome tax withholding statement (Form W-2 or its subsequent equivalent) for the applicable calendar year, exclusive, however, of reimbursements  and other expense allowances, fringe benefits (cash and noncash), including but not limited to automobile allowances, taxable group life insurance and amounts that are paid to the employee in cash in lieu of being contributed on his behalf to a qualified defined contribution plan maintained by the Employer, moving expenses, welfare benefits, and all other extraordinary compensation; and

(b)
the amounts, if any, that would have been includable in the employee's Compensation  under (a) above for such calendar year if they had not been contributed on his behalf by the Employer pursuant to a salary reduction agreement and had not been excluded from his gross income under the provisions of Section 125 (cafeteria plans), Section 132(t)(4) (qualifiedtransportation fringes), or Section 402(e)(3) (cash or deferred arrangements) of the Internal Revenue Code.  Amounts under Section 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he has other health coverage; provided that such an amount shall be treated as an amount under Section 125 only ifthe Employer does not request or collect information regarding such Participant's other health coverage as part of the enrollment process for the health plan.

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Any provisions above to the contrary notwithstanding, the annual Compensation  of a Participant for any given calendar year or other specified 12-consecutive-month  period, which is taken into account with respect to contributions  to the Plan and to benefits accruing under the Plan shall not exceed the maximum annual compensation that may be taken into account under Section 401(a)(17) of the Internal Revenue Code and regulations issued with respect thereto (the "IRC Section 401(a)(17) Annual Compensation Limit").

The IRC Section 401(a)(17) Annual Compensation Limit with respect to any given calendar year or other specified 12-consecutive-month period shall be equal to $200,000 or such increased or decreased amount, as the case may be, that applies as of the January 1 coincident with or immediately preceding the beginning of such given calendar year or other specified 12-consecutive-month  period, pursuant to the provisions of Section 401(a)(17) of the Internal Revenue Code, as amended and mles and regulations issued with respect thereto. The $200,000  limit on annual Compensation shall be adjusted for cost-of living increases in accordance with Section 401(a)(17)(B) of the Internal Revenue Code.

Notwithstanding the foregoing, for purposes of determining benefit accmals in a Plan Year beginning after December 31, 2001, Compensation  for any given calendar year or other specified 12- consecutive-month period beginning before January 1, 2002 shall be limited to $200,000.

In the event that Compensation under the Plan is determined based on a period of time that contains fewer than 12 calendar months, the IRC Section 401 (a)(17) Annual Compensation Limit for that period of time shall be equal to the IRC Section 401(a)(17) Annual Compensation Limit for the calendar year during which such period of time begins multiplied by the fraction in which the numerator is the number of full months in such period of time and the denominator is 12.

Any provisions herein to the contrary notwithstanding, a Participant's accmed  benefit as of March 31, 1989 shall not be reduced due to theIRC Section 40 I (a)(17) Annual Compensation Limit which was imposed under the Superseded Plan effective as of April l , 1989 on the amount of his Compensation.  In the event that the IRC Section 401(a)(17) Annual Compensation Limit is reduced effective as of any date subsequent to January 1, 1989, a Participant's accrued benefit immediately prior to the date that such reduction becomes effective shall not be reduced due to the reduction in such limit.

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(7)	"Controlled Group Member" shall mean:

(a)	the Employer;

(b)
any corporation or association that is a member of a controlled group of corporations (within the meaning of Section l563(a) of the Internal Revenue Code, determined without regard to Section 1563(a)(4) and Section 1563(e)(3)(C) of said Code, except that, for the purposes of applying the limitations on benefits and contributions that are required under Section 415 ofthe Internal Revenue Code and are described in Section4.1(A) hereof, such meaning shall be determined by substituting the phrase "more than 50%" for the phrase "at least 80%" each place that it appears in Section 1563(a)(l) of said Code) with respect to which the Employer is a member;

(c)
any trade or business (whether or not incorporated) that is under common control with the Employer as determined in accordance with Section 414(c) of the Internal Revenue Code and regulations issued thereunder;

(d)	any service or other organization that is a member of an affiliated service group (within the meaning of Section 414(m) ofthe Internal Revenue Code) with respect to which the Employer is a member; and

(e)	any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Internal Revenue Code.

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(8)
"Credited Service" shall mean the total period of an employee's service with the Employer, computed in completed months, during the period beginning on his Last Date of Commencement of Service and ending on the date of his retirement or termination of service or, where applicable, ending on such other date as is specified hereunder;provided, however, that the following provisions shall apply with respect to any period of such an employee's service that would be included in his Credited Service in accordance with the provisions above:

(a)
any complete calendar month that the employee is absent from the service of the Employer will be excluded from his Credited Service unless he receives regular Compensation from the Employer for all or any portion of such calendar month and except as otherwise  provided below; and

(b)
any absence due to the employee's engagement in military service will, except as provided below, be included in his Credited Service if such absence is covered by a leave of absence granted by the Employer or is by reason of compulsory military service and provided that such employee returns from such absence within the period oftime prescribed in Section1.3 hereof; and

(c)	any service that the employee accrued prior to April 1, 1976 while he was employed on a part-time basis or for a temporary job will be excluded from his Credited Service;

andprovided further, however, that the provisions of Section 1.4hereof shall apply in the case of an employee who is reemployed with a reinstatement of Credited Service accrued prior to his Last Date of Commencement of Service and the provisions of Section 1.5 hereof shall apply in the case of an employee who is transferred to or from his status as an eligible Employee.

Anyperiod of an employee's service prior to the Effective Date of the Plan that was either included with or excluded from the service used to determine his accrued retirement income under the Superseded Planfor any reason specified under the terms of the Superseded Plan as in effect on the day immediately  preceding the Effective Date of the Plan shall be included with or excluded from, as the case may be, his Credited Service under the provisions of the Plan, except that any such period of service shall not be excluded on or after April 1, 1988 from a Participant's Credited Service solely because of the fact that it was accrued after his Normal Retirement Date.

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(9)	"Designated Nonparticipating Employer" shall mean:

(a)	any Controlled Group Member that is not an Employer as defined herein; or

(b)
any other corporation, association, proprietorship, partnership or other business organization that (i) is not an Employer as defined herein and (ii) the Sponsoring Employer, by fom1al action on its part in the manner described in Section 6.7 hereof, designates on the basis of a uniform policy applied without discrimination  as a "Designated Nonparticipating  Employer" for the purposes of the Plan.

(10)	"Earliest Annuity Commencement Date" shall mean:

(a)
the first day of the month coincident with or next following the date of termination ofthe Participant's service ifhe has satisfied the age and service requirements to be eligible for a normal or early retirement benefit under the provisions hereof as of such termination date; or

(b)
the earliest date as of which the Participant could elect to start receiving retirement income payments under the provisions of Section 2.4(A) hereofifhis service were terminated and he had not satisfied the age and service requirements to be eligible fora normal or early retirement benefit under the provisions hereof as of such termination date.

(11)
"Effective Date ofthe Plan.. shall mean April 1, 2011 (or such later date as of which the Plan first became effective with respect to the particular Employer concerned), except as otherwise stated herein.

(12)
"Eligibility Computation  Period" shall mean the 12-consecutive-month period that is used for the purpose of determining a year of service for eligibility to participate in the Plan.  Initially, the Eligibility Computation Period shall be the 12-consecutive-month period beginning on the Employee's Last Date of Commencement  of Service and ending with the first anniversary of his Last Date of Commencement of Service; provided, however, if the Employee failsto complete 1,000 Hours of Service during such initial Eligibility Computation Period, the Eligibility Computation  Period shall mean the Plan Year, and the first of such Plan Year Eligibility Computation Periods shall be the Plan Year that overlaps the first anniversary of the Employee's Last Date of Commencement of Service.

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(13)
"Employee" shall mean any person on the payroll of the Employer whose wages from the Employer are subject to withholding for the purposes of Federal income taxes and for the purposes of the Federal Insurance Contributions Act; provided, however, that such term shall not include:

(a)
any such person who is employed at any division or branch of any Employer that is formed or acquired by or merged into the Employer after the Effective Date of the Plan unless the Employer, by formal action on its part in the maimer described in Section 6.7 hereof, provides that such persons who are employed at such division or branch shall, subject to the provisions of (b), (c) and (d) below, be eligible for participation in the Plan in accordance with the provisions hereof;

(b)
any such person who is a participant and is accruing benefits (or who, upon his satisfaction of any age and service requirements specified thereunder as a condition of participation, will be eligible to become a participant and accrue benefits) under any other qualified defined benefit pension plan maintained by the Employer or to which the Employer makes contributions on his behalf based upon his employment with the Employer;

(c)
any such person who is included in a unit of persons employed by the Employer who are covered by an agreement which the Secretary of Labor finds to be a collective bargainingagreement between employee representatives and the Employer if retirement benefits were the subject of good faith bargaining between such employee representatives and the Employer and such persons are not required by that agreement to be covered in the Plan;

(d)
any individual who by contract is not classified by the Employer as a common law employee of the Employer, even if such individual is included on the Employer's payroll for Federal income tax withholding purposes or whether such person is later classified as an employee by the Internal Revenue Service, the Department of Labor, a court, an administrative agency, or an Employer;

(e)	the Director of Business Development of Cargo ChemicalCorporation;

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(f)
any such person who is a nonresident alien and who receives no earned income (within the meaning of Section 9ll(b) of the Internal Revenue Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Internal Revenue Code); or

(g)
any such person who is treated by an Employer at the time of his performance of services for such Employer as either a leased employee (within the meaning of Section 414(n) ofthe Internal Revenue Code) or an independent contractor for Federal income tax purposes.

A person in the employment of the Employer shall be deemed for the purposes of the Plan to be included in a unit of persons employed by the Employer who are covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employeerepresentatives and the Employer as long as he is permanently assigned to a job or job classification  covered by the terms of such a collective bargaining agreement.  In the event any such collective bargaining agreement expires or is terminated, it shall be deemed that such collective bargaining agreement continues to cover all persons in the employment of the Employer who are permanently assigned to jobs or job classifications covered thereby, in accordance with the provisions thereof, during the period of time subsequent to the expiration or termination thereof, but in no case to exceed 12 months, provided that negotiations commence and ensue between the parties to such expired or terminated agreement for the purpose of entering into a new or modified collective bargaining agreement to replace the expired or terminated agreement.  In the event of the complete cessation of negotiations without the adoption of a new or modified collective bargaining agreement prior to the lapse of a 12-month period of time from the date of the expiration or termination of such collective bargaining agreement, then such expired or terminated agreement shall for the purposes of the Plan be deemed to cease covering the persons in the employment of the Employer who are permanently assigned to jobs or job classifications covered thereby as ofthe date of such cessation and not before.

(14)
"Employer" shall mean, collectively or distributively as the context may indicate, the Sponsoring Employer and any other corporations, associations, joint ventures, proprietorships, partnerships or other business organizations that have adopted and are participating in the Plan in accordance with the provisions of Section 1.7 hereof.

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(15)
"Final Average Monthly Compensation" shall mean the Participant's average monthly rate of Compensation  from the Employer for the five successive calendar years, out of the l 0 completed calendar years immediately preceding the first day of the month coincident with or next following the date on which his service terminates for any reason (or, where applicable, immediately preceding such other date as is specified hereunder), that give the highest average monthly rate of Compensation for the Participant.  If a Participant completes fewer than five successive calendar years of employment with the Employer preceding such date, his actual number of calendar years of employment shall be substituted for such five-calendar-year  period for the purpose of determining his Final Average Monthly Compensation.

TheParticipant's average monthly rate of Compensation  will be determined by dividing the total Compensation received by him during such five-calendar-year period (or such lesser period described above) by the number of months for which he received Compensation fromthe Employer in such five-calendar-year  period (or such lesser period described above). The number of months for which he received Compensation from the Employer may be computed, to the extent he was paid on other than a monthly basis, by determining the number of pay periods ending within such five-calendar-year  period (or such lesser period described above) for which he received Compensation from the Employer and converting such pay periods into months by dividing the number thereof, if weekly, by 4-1/3, if biweekly, by 2-116, and, if semi-monthly,  by 2.

Incomputing Final Average Monthly Compensation for a Participant who has returned to the active service ofthe Employer following a full calendar year or calendar years during which he did not receive any regular Compensation from the Employer because of a leave of absence granted by the Employer or because of his reemployment with a reinstatement of his prior Vesting Service and Credited Service as described in Section 1.4 hereof, such full calendar year or calendar years during which he did not receive any regular Compensation  from the Employer shall be ignored or excluded in determining the 10 completed calendar years and the five successive calendar years (or such lesser period described above) to be used in determining the Participant's Final Average Monthly Compensation at a subsequent date.

Anythingabove to the contrary notwithstanding,  if a Participant's service is terminated for any reason and he has not received any Compensation during any preceding calendar years, his "Final Average Monthly Compensation" shall mean his average monthly rate ofCompensation  received from the Employer during the calendar year in which his service was terminated.  Such average monthly rate of Compensation  will be determined in accordance with the procedure described above, based upon the total Compensation that he received and the number of months for which he received Compensation from the Employer during such calendar year.

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Notwithstanding any provision of this Section l.l(A)(l5) to the contrary, for purposes of determining a Participant's average monthly rate of Compensation on or after April 1, 1998 and prior to April 1, 2007, the Participant's Compensation  for a calendar year shall not include the portion of any bonus or aggregated bonuses paid in such calendar year which exceeds (a) 40% ofthe Participant's total base pay in the calendar year, for years prior to 2003, and (b) 25% of the Participant's total base pay in the calendar year, for years after 2002. Provided, however, that the Participant's retirement benefits under the Plan on and after January 1, 2003 shall not be less than the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement  Date that the Participant has accrued as ofDecember 31, 2002 using 'Final Average Monthly Compensation' determined as of such date without regard to clause (b) of the preceding sentence.

Notwithstanding any provision of this Section 1.1(A)(15) to the contrary, for purposes of determining a Participant's average monthly rate of Compensation  on or after April 1, 2007, the Participant's Compensation  for a calendar year shall not include the portion of any bonus, aggregated bonuses, or sales commissions paid in such calendar year which exceeds 25% of the Participant's total base pay in the calendar year, for years after 2006.  Provided, however, that the Participant's benefits under the Plan on and after April 1, 2007 shall not be less than the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that the Participant has accrued as of March 31, 2007 using "Final Average Monthly Compensation" determined as of such date.

(16)	"Highly Compensated Employee" shall mean any "highly compensated active employee" or "highly compensated former employee."

(a)
A "highly compensated active employee" includes any employee who performs service for an Employer or Controlled Group Member during the determination year and who, during the look-back year, received compensation from the Employer or Controlled Group Member in excess of$80,000 (as adjusted pursuant to Section 415(d) of the Internal Revenue Code) and was a member of the top-paid group for such year. The term"highly compensated active employee" also includes an employee who is a "5-percent owner" (within the meaning of Section 414(q) of the Internal Revenue Code) any time during the look-back year or the determi nation year.  An employee is in the "top-paid group" for a year if such employee is in the group consisting of the top 20% of the employees of all Controlled Group Members when ranked on the basis of compensation  paid during such year.

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The "determination year" shall be the Plan Year and the "look back year" shall be the twelve-month period immediately preceding the determination year. The calendar year which begins with or within the look-back year shall be treated as the look-back year for purposes of determining whether an employee is a highly compensated employee on account of the employee's compensation for a look-back year under Section 414(q)(1)(B) of the Internal Revenue Code.

(b)
A "highly compensated  former employee" includes any employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer or a Controlled Group Member during the determination year, and was a highly compensated active employee for either the separation year or any determination year ending on or after the employee's 55th birthday.

(c)
The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of em ployees in the top-paid group and the compensation that is considered, shall be made in accordance with Section 414(q) of the Internal Revenue Code and regulations thereunder.  The method of determination set forth above in this Section shall apply to all plans (both retirement and nonretirement) of the Employer for which the definition of "highly compensated employee" is applicable.

(17)
"Hour of Service" shall mean each hour for which an employee is directly or indirectly paid, or is entitled to payment, by the Employer (including any predecessor  business of an Employer conducted as a corporation, partnership or proprietorship) for (a) the performance of duties or (b) reasons other than the perforn1ance of duties, including but not limited to vacation, holidays, sickness, disability, paid layoff and similar paid periods of nonworking time.  Such Hours of Service shall be credited to the employee for the period in which such duties were performed or in which occurred the period during which no duties were performed.  An Hour of Service also includes each hour,not credited above, for which backpay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer. These Hours of Service shall be credited to the employee for the period to which the award or agreement pertains.  The number of Hours of Service to be credited to an employee for any period shall be governed by Sections 2530.200b-2(b) and 2530.200b-2(c)  of Part 2530 of Subchapter C of Chapter XXV of Title 29 of the Code of Federal Regulations (Department of Labor regulations relating to minimum standards for employee pension benefit plans).

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(18)	"Initial Vesting Date" shall mean the earlier to occur of the following dates:

(a)	the date on which the Participant has completed five years ofVesting Service;

or

(b)	the date on which the Participant attains his Nonnal RetirementAge;

provided,however, that the provisions of Section 4.6 hereof shall apply in determining the Initial Vesting Date of a Participant who has accrued Vesting Service during any Plan Year that the Plan istop-heavy.

(19)	"Internal Revenue Code" or "Code" shall mean the Internal RevenueCode of 1986, as amended from time to time.

(20)	"IRC 414(1) Single Plan" shall mean a "single plan" within the meaning of Section 414(1) of the Internal Revenue Code and regulations issued pursuant thereto.

(21)	"Last Date of Commencement of Service" shall mean:

(a)	if the employee's service has not been previously terminated in accordance with the provisions hereof, the date on which he first performs an Hour of Service; or

(b)	if the employee's service has been previously terminated in accordance with the provisions hereof, the first day following his last termination of service on which he performs an Hour of Service;

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provided, however, that the provisions of Section 1.4(A) hereof shall apply in determining the Last Date of Commencement of Service of any employee whose service is terminated and who is reemployed on or after the Effective Date of the Plan and prior to his incurring a Break in Service.

An Employer may at the time of its initial adoption of the Plan provide, with respect to all or any specified classification of its employees, that the Last Date of Commencement of Service for purposes of determining the Credited Service and Vesting Service of such employees shall not be earlier than a specified date, which is later than the otherwise applicable date described above but is not later than the date as of which the Plan first became effective with respect to such Employer, and may provide that such specified date will be different for the purposes of determining the eligibility to participate in the Plan, the Credited Service and the Vesting Service of such employees; provided, however, that the date established to determine the Vesting Service of such employees shall not be later than the date as of which such Employer became a Controlled Group Member of any other Employer maintaining the Plan or Superseded Plan or, if later, the date as of which the Plan or Superseded Plan first became effective with respect to such other Employer.

The Last Date of Commencement  of Service of an employee by a predecessor or acquired business shall not be earlier than the date of such merger or acquisition unless the Employer provides that a uniformly applied earlier date or dates will be used for the purposes of the Plan.

(22)
"Monthly Covered Compensation"  shall be equal to one-twelfth of the "covered compensation," within the meaning of Section 401(1)(5)(E) of the Internal Revenue Code and regulations and rulings issued pursuant thereto, that applies to the Participant during any specified Plan Year based upon his year of birth.  The amount of Monthly Covered Compensation shall be automatically  adjusted each Plan Year; provided, however, that any changes in the amount of "covered compensation" that become effective after the first day of the PlanYear during which the date of the Participant's retirement or termination of service occurs shall be ignored.

(23)	"Normal Retirement Age" shall mean the older of:

(a)	age 65 years; or

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(b)	the Participant's age on the fifth anniversary of the date of commencement of his Vesting Service.

(24)	"Normal Retirement Date" shall have the meaning assigned in Section2.1 hereof.

(25)	"Participant" shall mean:

(a)	any active Employee who has satisfied the requirements ofSection 1.2 hereof;

(b)
any former Employee who has satisfied the requirements of Section 1.2 hereof, whose service has not been terminated but who has subsequently been transferred from his status as an eligible Employee as described in Section 1.5 hereof; and

(c)	any retired or terminated Employee who has vested rights to benefits under the provisions of the Plan.

(26)
"Plan" shall mean the Retirement Plan for Employees of Capital Southwest Corporation and Its Affiliates, as amended and restated effective as of April1, 2011, as set forth in this document and as it may hereafter be amended from time to time.

(27)
"Plan Year" shall mean the calendar, policy or fiscal year on which the records of the Plan are kept as reported from time to time by the plan administrator to the Internal Revenue Service.  The Plan Year, unless subsequently changed in accordance with rules or regulations issued by the Internal Revenue Service or Department of Labor, shall be the12-month period beginning April 1 of each calendar year.

(28)	"Post Payment Recalculation Date" shall have the meaning assigned inSection 2.1(D) hereof.

(29)
"Qualified Joint and Survivor Annuity" means an mmuity that (a) is payable for the life of the Participant with a survivor annuity payable for the life of his spouse which is not less than 50% and is not greater than 100% of the amount of the annuity which is payable during the joint lives of the Participant and his spouse and (b) is the actuarial equivalent ofthe monthly retirement income payable to the Participant for life under the provisions of the Plan.

(30)	"Qualified Joint and 50% Survivor Annuity Option" shall have the meaning assigned in Section 3.1 hereof.

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(31)
"Qualified Preretirement Survivor Annuity" shall mean the minimum death benefit, if any, described in Section 4.1 (D) hereof that may be payable to the spouse of a Participant who dies prior to his Annuity Starting Date.

(32)	"Required Beginning Date" shall have the meaning assigned in Section401(a)(9) ofthe Internal Revenue Code and shall mean the later of:

(a)	April 1 of the calendar year that next follows the calendar year in which the Participant attains or will attain the age of70 years; or

(b)	April 1 of the calendar year that next follows the calendar year in which he retires or his service is terminated;

provided, however, that the Required Beginning Date of any Participant who is a 5-percent owner (within the meaning of Section 416 ofthe Internal Revenue Code) with respect to the Plan Year ending in the calendar year in which the Participant attains age 70 shall not be later than April 1 of the calendar year that next follows the calendar year in which he attains or will attain the age of 70years.

For purposes of this Section 1.1(A)(32), a Participant is treated as a 5- percent owner after December 31, 1996, if such Participant is a 5- percent owner, as defined in Section 416 of the Internal Revenue Code, with respect to the Plan Year ending in the calendar year in which the Participant attains age 70K

(33)	"Sponsoring Employer" shall mean Capital Southwest Corporation, aTexas corporation, and its successor or successors.

(34)
"Superseded Plan'' shall mean, collectively or distributively, as the context may indicate, the qualified retirement plan, if any, that was maintained by an Employer for its eligible employees prior to the Effective Date of the Plan and that the Plan represents an amendment and restatement thereof.  References to the Superseded Plan as of any given date shall refer to the provisions as set forth under the terms of the applicable document describing such qualified retirement plan as amended and in effect on such given date prior to the Effective Date of the Plan.

(35)
"Supplement" shall mean any supplement  that is attached to and made a part of the Plan and that describes provisions of the Plan that apply only to employees of an Employer or Employers specified in such Supplement.   The term "Supplement" shall specifically include, but not be limited to, the First Supplement  to Retirement Plan for Employeesof Capital Southwest Corporation and Its Affiliates, as amended and restated effective Aprill, 1989, which was attached to the Superseded Plan and shall be attached to the Plan as of April 1, 2011.

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(36)	"Trust" and "Trust Fund" shall mean the trust fund established pursuant to the terms of the Trust Agreement.

(37)
"Trust Agreement" shall mean the Retirement Trust for Employees of Capital Southwest Corporation and Its Affiliates, as amended and restated effective as of April 1, 1989, as set forth in the trust agreement of that title, and as such trust agreement may be amended from time to time.

(38)
"Trustee" shall mean the corporate trustee or trustees or the individual trustee or trustees, as the case may be, appointed from time to time pursuant to the provisions of the Trust Agreement to administer the Trust Fund maintained for the purposes of the Plan.

(39)
"Vested Percentage" shall mean the percentage specified in Section2.4(A)(1) hereof in which the Participant has a nonforfeitable right to his accrued benefit attributable to Employer contributions, based upon his number of years of Vesting Service and his age as ofthe date that such percentage is being determined; provided, however, that the Vested Percentage of a Participant who has accrued Vesting Service during any Plan Year that the Plan is top-heavy shall be subject to the provisions of Section 4.6 hereof.

(40)
"Vesting Service" shall mean the total period of elapsed time, computed in years and days, during the period beginning on the employee's Last Date of Commencement  of Service, and ending on his date of retirement or termination of service, or, where applicable, ending on such other date as is specified hereunder; provided, however, that:

(a)
the first 12 months of any continuous absence during such period will be included in the employee's Vesting Service but the portion, if any, of such absence that is in excess of 12 months will be excluded from his Vesting Service, except that any period of such absence that is included in his Credited Service will also be included in his Vesting Service;

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(b)
the provisions of Section 1.3 hereof shall apply in the case of an employee who has a maternity or paternity absence or who has a qualified military service absence, the provisions of Section 1.4 hereof shall apply in the case of an employee who is reemployed with a reinstatement of Vesting Service accrued prior to his Last Date of Commencement of Service, the provisions of Section 1.5 hereof shall apply in the case of an employee who is transferred to or from his status as an eligible Employee and the provisions of Section 1.6 hereof shall apply in the case of an employee who has previously been employed as a leased employee;

and

(c)
with respect to any Participant in the Plan whose Last Date of Commencement  of Service is prior to the Effective Date of the Plan and who was a participant in the Superseded Plan as in effect on the day immediately preceding the Effective Date of the Plan, the Vesting Service that he has accrued under the Plan as ofthe Effective Date ofthe Plan shall not be less than the service that he had accrued for the purposes of determining his nonforfeitable right as of such date to the portion of his accrued benefit attributable  to employer contributions under the termsof the Superseded Plan as in effect on the day immediately preceding the Effective Date of the Plan.

(B)  The terms "actuarially equivalent," "equivalent actuarial value," "actuarial equivalent''  and similar terms as used herein mean equality in value of the aggregate amounts expected to be received under different forms of payment based upon the same mortality and interest rate assumptions, which shall be determined as follows.

(1)
Unless specifically provided otherwise under the provisions hereof, the mortality and interest rate assumptions used in computing benefits payable on behalf of a Participant upon his retirement or termination of employment and upon the exercise of optional forms of retirement income under the Plan shall be as follows:

(a)	the mortality assumptions shall be based upon the "UnisexPension Mortality Table Projected to 1984" (UP-1984 Mortality Table); and

(b)	the interest rate assumption shall be 6%;

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provided, however, that for the purposes of determining the maximum retirement income permitted under the provisions of Section 415 of the Internal Revenue Code, the mortality and interest rate assumptions used to determine actuarial equivalence for early retirement shall be the assumptions that would produce the early retirement adjustment factors that apply under the provisions hereof in the event of early retirement.

(2)
Any provisions of Subsection (1) above to the contrary notwithstanding, if payment is in a form of distribution which is subject to Section 417(e)(3) of the Internal Revenue Code, which shall include lump-sum distributions and other forms of distribution that provide payments in the form of a decreasing annuity or that providepayments that may be for a period less than the life of the recipient, (an "IRC Section 417(e)(3) form of distribution") the amount of any such IRC Section 417(e)(3) form of distribution to a Participant shall be equal to the actuarial equivalent ofthe Participant's "accrued benefit" (within the meaning of Section 411(a)(?)  of the Internal Revenue Code and regulations issued with respect thereto) commencing at his Normal Retirement Age or the date of termination ofhis service, whichever is later, determined using:

(a)	the "Applicable Mortality Table" which means:

(i)
for any Annuity Starting Date that is on or afterDecember 31, 2002 and prior to January 1, 2008, the mortality table prescribed in Revenue Ruling 2001-62 (based upon a fixed blend of 50% of the unloaded male mortality rates and 50% of the unloaded female mortality rates underlying the mortality rates in the 1994 Group Annuity Reserving Table, projected to 2002); and

(ii)	for any Annuity Starting Date that is on or after January 1, 2008, the mortality table as defined in Code Section 417(e)(3)(B), as modified from time to time by the Secretary of the Treasury.

(b)	the "Applicable Interest Rate" which means:

(i)
for any Annuity Starting Date that is on or afterDecember 31,2002, and prior to January 1, 2008, the annual rate of interest on 30-year Treasury securities for the second full calendar month immediately preceding the first day of the Plan Year during  which the Annuity Starting Date occurs; and

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(ii)
for any Annuity  Starting Date that is on or after January  1, 2008, the "applicable interest  rate" defined in Code Section 417(e)(3)(C) as the adjusted first, second, and third segment  rates applied under  rules similar  to the minimum funding rules of Code Section 430(h)(2)(C) for the second  full calendar month immediately preceding the first day of the Plan Year during which the Annuity Starting Date occurs.

(c)
Applicable Segment Rates.   For purposes of subparagraph (b) above, the adjusted  first, second, and third segment  rates are the first, second, and third segment rates which would  be determined under Code Section  430(h)(2)(C) if-

(i)
Code Section  430(h)(2)(D) were applied  by substituting the average yields for the month described in subparagraph (b)(ii) above for the average yields for the 24-month period described in such  section;

(ii)	Code Section 430(h)(2)(G)(i)(II) were applied by substituting "section 417(e)(3)(A)(ii)(II)" for "section 412(b)(5)(B)(ii)(Il)"; and

(iii)	the applicable percentage under Code Section430(h)(2)(G) were determined in accordance with the following table:

For Plan Year	Applicable Percentage
2008	20%
2009	40%
2010	60%
2011	80%

The amount of any such IRC Section 417(e)(3) form of distribution that is payable  to a Beneficiary whose Annuity Starting  Date is prior to the Annuity Starting  Date of the Participant shall  be equal to the actuarial  equivalent, determined using the mortality  and interest assumptions specified  in the preceding sentence, of the benefit  payable to such Beneficiary as a monthly income  payable for life commencing at the Annuity Starting  Date ofthe Beneficiary.

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(3)
For the purposes of Subsection (2) above, a joint and survivor annuity form of payment which may decrease upon the death of the Participant or his joint pensioner shall be deemed to be a non-decreasing annuity.

(C)              The term "single-sum value" as used herein shall mean the actuarially computed  present value, as of a given date, of the retirement income payments for which it is determined  based upon the interest and mortality assumptions specified in the provisions of the Plan.  Unless specifically provided otherwise  under the provisions hereof, the single-sum value as of a given date of a Participant's accrued benefit that is scheduled to commence at a later date shall be discounted for both interest and mortality from such scheduled commencement date to such given date.

(D)              The terms "herein", "hereof', "hereunder" and similar terms refer to this document,  including the Trust Agreement of which this document is a part, unless otherwise qualified  by the context.

(E)               The pronouns "he'\  "him" and "his" used in the Plan shall also refer to similar pronouns  of the feminine gender unless otherwise qualified by the context.

1.2  -       PARTICIPATION

(A)           Continuation of Participation  of Superseded Plan Participants:  Each person who was a participant in the Superseded Plan, if any, of the Employer as of the day immediately  preceding the Effective Date of the Plan will continue as a Participant in the Plan on the Effective Date of the Plan; provided, however, that any such Participant who had retired or whose service had been terminated prior to the Effective Date of the Plan and who is not an active employee of an Employer or in the employment of a Designated Nonparticipating Employer or on a leave of absence granted by an Employer or Designated Nonparticipating Employer as of the Effective Date of the Plan shall be entitled on and after the Effective  Date of the Plan to only those benefits, if any, to which he is entitled on and after the Effective Date of the Plan under the provisions of the Superseded Plan, and he and his Beneficiaries shall not be entitled to any additional benefits under the Plan as set forlh herein unless he reenters the service of an Employer and becomes an Employee after the Effective Date of the Plan or unless the Plan is amended on or after the Effective Date of the Plan specifically to provide otherwise; provided, however, that if the benefits that are payable on behalf of any such Participant under the provisions of the Superseded Plan require modification to permit benefits to be paid to specified individuals other than the Participant in order to comply with any qualified domestic relations order under Section 414(p) of the Internal Revenue Code, or to comply with any other provisions of said Code, the terms and benefits ofthe Superseded  Plan will be considered to have been modified with respect to the Participant affected to the extent necessary to comply with such provisions of said Code.

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(B)           Participation  of Other Employees:  Each Employee who does not become a Participant in accordance with the provisions of Section 1.2(A) above and who is in the service of the Employer on or after the Effective Date of the Plan will become a Participant in the Plan on the latest to occur of the following dates:

(1)	the date on which he attains the age of21 years;

(2)	the date that immediately follows the first Eligibility ComputationPeriod during which he completes at least 1,000 Hours of Service;

or

(3)	the Effective Date of the Plan;

provided, however, that any such Employee whose service has not been terminated but who is absent from the active service of the Employer on such date that he is first eligible to become a Participant in the Plan as described above will become a Participant hereunder as of the date of his return to active service with the Employer.

(C)           Participation Following Reemployment:  The above provisions of this Section I .2 describe the date on which an eligible Employee will initially become a Participant in the Plan.  In the event that an Employee's service is terminated and he subsequently reenters the service of the Employer, the date on or after the date of his reentry as of which he will become a Participant in the Plan is subject to the provisions of Section 1.4 hereof.

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1.3  -   LEAVE OF ABSENCE AND TERMINATION OF SERVICE

Any absence from the active service of the Employer by reason of an approved absence granted by the Employer because of accident, illness, layoff with the right of recall, or for any other reason on the basis of a uniform policy applied by the Employer without discrimination, will be considered a leave of absence for the purposes of the Plan and will not terminate an employee's service provided he returns to the active service of the Employer at or prior to the expiration of his leave or, if not specified therein, within the period of time which accords with the Employer's policy with respect to permitted absences.

In the event that an employee's service with the Employer is interrupted because of any absence from the active service of the Employer which is not deemed a leave of absence as defined above, his service will be considered terminated as of the date of his retirement, quit, discharge, resignation or death or the date of such interruption for any other reason.

Transfers of an employee's service among the Employers and Designated Nonparticipating Employers shall not be deemed interruptions of his service and shall not constitute a termination of service for the purposes of the Plan.

If the employee does not return to the active service of the Employer at or prior to the expiration of his leave of absence as above defined, his service will be considered terminated as of the earliest to occur of (i) the date on which his leave of absence expired, (ii) the first anniversary ofthe date on which his leave of absence began or (iii) the date ofhis resignation, quit, discharge or death; provided, however, that if any such employee, who was a participant in the Plan or Superseded Plan on the date on which his leave began, is prevented from his timely return to the active service ofthe Employer because of his total and permanent disability or because of his death, he shall, nevertheless, be treated as though he returned to active service immediately preceding the date of his total and permanent disability or his death, whichever is applicable.

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(A)         Maternity or Paternity Absence.  If an employee has an absence from the service of the Employer which begins on or after April 1, 1985 and is due to the pregnancy of the employee, the birth of a child of the employee or the placement of a child with the employee in connection with the adoption of such child by such employee or is for the purpose of caring for such child for a period beginning immediately following such birth or placement (hereinafter referred to in this paragraph as a "maternity or paternity absence"), the rights of such employee under the Plan shall not be less favorable to the employee than those rights that he would have had if he had been granted a one-year leave of absence beginning on the date on which his maternity or paternity absence began.  If the length of such maternity or paternity absence extends beyond the first anniversary of the date on which such absence began and the service of such employee is terminated during such maternity or paternity absence, the date of termination of service of such employee for purposes of determining his accrued Vesting Service shall be deemed to be the first anniversary of the date on which such absence began and the rights of such employee under Section 1.4 hereof to resume participation in the Plan and to a reinstatement  of his previous Credited Service and Vesting Service upon his reemployment shall not be less favorable to the employee than those corresponding  rights that he would have under such section if the date of termination of his service had been the second anniversary of the date on which his maternity or paternity absence began and if the length of such employee's Break in Service were based on that termination date.  The preceding provisions of this paragraph shall apply only if, within 90 days after requested by the Committee, the Participant furnishes to the Committee such information as the Committee may reasonably require in order to establish (a) that the absence from work is for a reason described in the first sentence of this paragraph and (b) the number of days (or the period) for which there was an absence for such a reason.

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(B)           Military Service Absence.

(1)           USERRA.  Absence from the active service of the Employer because of engagement in military service will not terminate the service of an employee and will be treated under the Plan as an approved leave of absence granted by the Employer if (1) he is entitled under the Uniformed Services Employment and Reemployment Rights Act of 1994 ("USERRA") to reemployment by the Employer upon his discharge from active duty, and (2) he returns to the active service of the Employer within the period of time during which he has reemployment rights under USERRA.  Except as provided in Section 1.3(B)(2)(b) and (c), if such employee does not return to the active service of the Employer as described above, his service will be considered terminated as of the earliest to occur of (i) the date on which his leave of absence expired, (ii) the first anniversary ofthe date on which his leave of absence began or (iii) the date of his resignation, quit, discharge or death. The following special provisions, which are intended to comply with Section 414(u) of the Internal Revenue Code, shall apply to an employee of an Employer who returns to active service in accordance with the reemployment provisions ofUSERRA following a period of qualifying military service (as determined  under USERRA):

(a)
Each period of qualifying military service served by an employee shall, upon such reemployment, be counted toward determining the employee's service with the Employer for all purposes of the Plan, including determining the amount of a Participant's Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date and the Vested Percentage in his Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date.

(b)
For all purposes under the Plan, a Participant shall be treated as having received Compensation from the Employer based on the rate of Compensation the Participant would have received during the period of qualifying military service, or if that rate is not reasonably certain, on the basis of the Participant's average rate of Compensation during the 12-month period immediately preceding such period.

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(c)	With respect to any Employer contribution made in accordance with the foregoing provisions of this paragraph:

(i)
such contribution shall not be subject to any otherwise applicable limitation under Sections 404(a) or 415 of the Internal Revenue Code, and shall not be taken in account in applying such limitations to other Participant or Employer contributions under the Plan or any other plan, with respect to the year in which such contribution is made, and such contribution shall be subject to these limitations only with respect to the year to which such contribution relates and only in accordance with regulations prescribed by the Internal Revenue Service; and

(ii)	the Plan shall not be treated as failing to meet the requirements of Sections 40I(a)(4), 40I(a)(26), 410(b), or 416 of the Internal Revenue Code by reason of such contribution.

(2)           HEART Act.  The following special provisions, which are intended to comply with the provisions ofthe Heroes Earnings Assistance and Relief Tax Act (the "HEART Act") shall apply to an Employee of the Employer who is on an approved leave of absence due to qualified military service as defined in Code Section 414(u):

(a)
Differential Wage Payments.  Notwithstanding any provision of this Plan to the contrary, beginning January 1, 2009, any Participant who receives differential wage payments as defined in section 340l(h)(2) of the Code that are paid by the Employer during a period of qualified military service shall, for purposes of this Plan, be considered as an Employee ofthe Employer, and effective for Plan Years beginning on or after that date, the wage differential payment shall be treated as Compensation, as defined in Section 1.1(A)(6) of the Plan, and the Plan shall not be treated as failing to meet the requirements of any provisions described in section 414(u)(l)(C) of the Code by reason of any contribution to the Plan or benefit that is based on the differential wage payment; provided, however, this exception applies only if all Employees of the Employer performing service in the uniformed services described in section 340l(h)(2)(A) of the Code are entitled to receive differential wage payments on reasonably equivalent terms and, if eligible to participate in the Plan or any other retirement plan of the Employer, to make contributions based on the differential wage payments on reasonably equivalent terms; provided, however, this provision shall not result in double credit for Compensation and related benefits under the Plan for any Participant returning or treated as returning to active service with the Employer following qualified military service.

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(b)
Survivor Benefits.  For purposes of any benefit payable to a Participant's surviving spouse or Beneficiary as a result of the Participant's death on or after January 1, 2007 while such Participant was performing qualified military service (as defined in section 414(u) of the Code), the surviving spouse or Beneficiary, as the case may be, of the deceased Participant shall be entitled to any death benefit (other than benefits that may have accrued during the period of qualified military service) provided under the Plan as if the Participant had returned to employment with the Employer and then terminated employment on account of his death.

(c)
Death or Disability During Qualified Military Service. Effective as of January 1, 2007, if any employee, who is on a leave of absence because of qualified military service as defined in Code Section 414(u) and who was a Participant  in the Plan on the date on which his leave began, is prevented from his timely return to active employment with the Employer as a result of his total and permanent disability or his death during such service, he shall be treated, for purposes of any disability benefit or any death benefit, whichever is applicable, as though he had returned to active employment with the Employer in accordance with his reemployment rights under Code Section 414(u) on the day before his date of death or disability and then terminated employment on his date of death or disability.  Any such Participant who is unable to return to active employment due to his death shall be entitled to a death benefit as provided in Section 2.4(B) hereof or due to his disability shall be entitled to a disability benefit as provided in Section 2.3 hereof, except that Section 2.4(A) hereof shall be used, in lieu of Section 2.3, to determine the benefit (which shall be determined as though his Initial Vesting Date has occurred prior to the date of termination of his service and assuming that his Vested Percentage is 100%), if any, that is payable on his behalf, but such benefit will be payable only if a benefit would have been payable on his behalf under the provisions of Section 2.3 hereof if he had been in the service of the Employer on the date of his total and permanent disability.  This provision shall apply only if all individuals performing qualified military service with respect to the Employer maintaining the Plan are treated for benefit accrual purposes on reasonably equivalent terms.

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1.4  -         REEMPLOYMENT

(A)           Reemployment Prior to Incurring a Break in Service:  If any employee, whose service is terminated on or after the Effective Date of the Plan, reenters the active service of the Employer and performs an Hour of Service within the 12-month period immediately following the date of termination  of his service, he shall not incur a Break in Service, and his Last Date of Commencement of Service shall be determined as though his service had not previously been terminated.   On and after such reentry, any such employee shall be treated under the Plan as though he had been on an unpaid leave of absence granted by the Employer during the period between such date that his service was previously terminated and such date of reentry.  However, if any such employee was entitled to a benefit under Section 2.1, 2.2, 2.3 or 2.4(A) hereof prior to his reentry, his rights under the Plan on and after his date of reentry shall be determined  under Section 1.4(B), 1.4(C), 1.4(D) or 1.4(E) below, whichever is applicable, except that his reinstated Vesting Service shall not be less than that determined under the above provisions of this Section 1.4(A).

(B)           Reemployment ofVested Terminated Participant Prior to Commencement of Payments:  If a Participant's service is terminated on or after his Initial Vesting Date for a reason other than his normal retirement, early retirement or disability retirement as described in Sections 2.1, 2.2 and 2.3 hereof, respectively, and he subsequently reenters the active service of the Employer prior to his Annuity Starting Date, he will become a Participant upon the date of such reentry and will be entitled to a reinstatement of the Vesting Service and Credited Service that he had accrued on the date of termination ofhis service in lieu of the benefits to which he was entitled  under the Plan prior to his reentry; provided, however, that such Participant's Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date (or his accrued monthly normal retirement income, if applicable) determined as of any given date after the date of his reentry shall be reduced on an actuarially equivalent basis, if applicable, to take into account any death benefit coverage that was in effect under Section 2.4(A) hereof after the date of termi nation of his service and prior to the date of his reentry; and provided further, however, that the benefit payable to such Participant upon his subsequent retirement or termination of service shall not be less than the benefit that he would have been entitled to receive under the provisions of Section 2.4(A) hereof if he had not reentered the service of the Employer.

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(C)           Reemployment of Retired or Vested Terminated Participant After Commencement of Payments:

(1)           If a Participant, whose service is terminated on or after the Effective Date of the Plan and who has received a portion but not all of the retirement income to which he is entitled under the provisions of Section 2.1, 2.2 or 2.4(A)(1) hereof, subsequently reenters the active service of the Employer on or after his Annuity Starting Date, he shall become a Participant upon the date of such reentry and the following provisions shall apply.

(a)
If the date of his reentry is prior to his Required Beginning Date, subject to the provisions of Sections 1.4(C)(2) and 2.1(D) hereof, no retirement income payments shall be made during the period of such reemployment.   Upon the subsequent retirement or termination of service of such a Participant, his benefit under the Plan shall be determined in the same manner as that of a vested terminated Participant whose retirement income payments have not commenced and who subsequently reenters the service of the Employer as described in Section 1.4(8) above, except that the benefit payable under the Plan to or on behalf of such Participant upon his subsequent retirement or termination of service shall be reduced on an actuarially equivalent basis by an amount equal to the sum ofthe retirement income and other benefit payments that he received under the provisions of Section 2.1, 2.2, 2.4(A) or 3.1 hereof, whichever is applicable, prior to such reentry into the service of the Employer; provided, however, that the amount of such monthly retirement income that is payable to him upon his subsequent retirement or termination of service shall not be less than the actuarial equivalent of a monthly retirement income payable to him at that time as a straight life annuity in an amount equal to the amount of the monthly retirement income that was payable to him as a straight life annuity immediately prior to his reentry.  (If the retirement income payable to the Participant immediately prior to his reently was not payable as a straight life annuity, the amount that was payable to him as a straight life annuity immediately prior to his reentry shall be determined  by converting the income that was payable to him immediately prior to his reentry to its actuarial equivalent payable as a straight life annuity).  If any such Participant reenters the active service of the Employer on or after his Normal Retirement Date, the monthly retirement income payable on behalf of such Participant in accordance with the provisions of Section 2.1 upon his subsequent retirement shall not be less than the amount that can be provided on an actuarially equivalent basis by the single-sum value required, as of such date of reentry, to provide the retirement income that otherwise would have been payable on his behalf after such date of reentry, accumulated with interest from such date of reentry to the date of his subsequent retirement or termination of service.

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(b)
If the date of his reentry is on or after his Required Beginning Date, he shall continue to receive the benefits to which he is entitled on and after such date, and any future benefits that he accrues after his Required Beginning Date shall be determined in accordance with the provisions of Section 411(b)(1)(H) of the Internal Revenue Code and regulations issued with respect thereto in a manner similar to that described in Section 2.1(D) hereof.

(2)           In lieu of having his retirement income payments discontinued and his benefit payable upon his subsequent  retirement or termination determined in accordance with the provisions of Section 1.4(C)(1) above, any such Participant, whose Vested Percentage at the date of his retirement or termination of service was 100%, who is receiving retirement income payments under the Plan and who reenters the active service of the Employer on less than a full-time basis, may upon such reentry elect in writing filed with the Committee to continue to receive his retirement income payments after his reemployment in the same manner as though he had not reentered the service of the Employer.  Any such Participant whose retirement income payments are continued in accordance with the provisions above shall be treated as if he then first entered the service of the Employer except that:

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(a)
upon the date after his reentry that he satisfies the requirements to become a Participant in the Plan, he shall become a Participant, retroactively, as of the date of his reentry; provided, however, if either (i) the date of his reentry is during the Plan Year in which the date of his retirement or termination of service occurred and he is credited with at least 501 Hours of Service during such Plan Year or (ii) the date of his reentry is during the Plan Year next following the Plan Year in which the date of his retirement or termination of service occurred and he is credited with at least 501 Hours of Service during both the Plan Year in which the date of his retirement or termination of service occurred and the next following Plan Year, he shall, upon the date of his reentry or upon such later date that such Hours of Service requirement has been satisfied, become a Participant, retroactively if applicable, as of the date of his reentry;

(b)	upon his becoming a Participant, he shall be entitled to a reinstatement of the Vesting Service that he had accrued as of the date of his previous retirement or termination of service; and

(c)
he shall not accrue any additional Credited Service during any "reemployment benefit accrual computation period" that he is credited with less than 1,000 Hours of Service.  The "reemployment benefit accrual computation period" of any such Participant shall mean the 12-month period beginning on the date of his reentry and on each anniversary of such date.

The benefit which any such Participant accrues after the date of his reentry (including any disability retirement or death benefit payable on his behalf), which is payable to such Participant or his Beneficiary upon his subsequent retirement or termination of service, shall be limited to the amount that can be provided by the actuarial equivalent of the monthly retirement income, if any, that he accrues subsequent to such date of reentry based upon his Credited Service and Final Average Monthly Compensation determined in the same manner as though he then first entered the service of the Employer on the date on or after his reentry that he commences to accrue additional Credited Service; provided, however, that such income that such a Participant accrues subsequent to his date of reentry shall not cause the actuarial equivalent of the total income payable on behalf of the Participant under the Plan to exceed the amount that would have been payable if he had not elected to continue to receive his retirement income after his reemployment and if the Credited Service that he accrues after his reentry were restricted as provided under (c) above.  The retirement income that is continued during the period of reemployment of any such Participant who is reemployed on less than a full-time basis shall be discontinued  if the Participant is employed on a full-time basis at any time after his reentry.  If the retirement income of any such Participant is subsequently discontinued, his benetit under the Plan shall be determined under this Section l.4(C) (and not under Section 1.4(A) above) as though his service had been terminated on the date that his retirement income was discontinued  and as though he had reentered the service of the Employer immediately thereafter.

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(D)           Reemployment After Disability Retirement:  If a Participant, who has retired on or after the Effective Date of the Plan under the provisions of Section 2.3 and who has not prior to his reentry received the full actuarially equivalent value of the disability retirement income to which he was entitled under Section 2.3 hereof, recovers from disability and reenters the active service of the Employer within one year after the date of his recovery from disability by accepting reemployment offered by the Employer within 30 days after such offer, his service will be deemed to have been continuous and he will be treated under the Plan in the same manner as though he had received Compensation, at the rate he was receiving at the time of his disability, during the period that he was considered totally and permanently disabled as provided herein.

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(E)           Reemployment After Full Settlement:  If a Participant's service has been terminated on or after the Effective Date of the Plan for any reason and he was entitled, upon such tennination, to a monthly retirement income under the provisions of Section 2.1, 2.2, 2.3 or 2.4(A)(1) hereof and he reenters the active service of the Employer after the full actuarially equivalent value of such retirement income has been paid on his behalf, he shall become a Participant on the date of his reentry and shall be entitled to a reinstatement of the Vesting Service and Credited Service that he had accrued as of such previous date of termination, but the benefit payable under the Plan to or on behalf of such Participant upon his subsequent retirement or termination of service shall be reduced by the actuarial equivalent of such retirement income that has been previously paid on his behalf (where the amount of such actuarially equivalent reduction shall be determined using the same mortality and interest assumptions that were used to calculate such benefit previously paid on his behalf).

(F)           Reemployment of Other Employees:  Any other former employee who is not included under the provisions of Section 1.4(A), 1.4(B), 1.4(C), 1.4(D) or 1.4(E) above and who subsequently reenters the active service of the Employer following his termination of service will be treated as though he then first entered the service of the Employer; provided, however, that:

(1)
with respect to any such employee in the service of the Employer on or after the Effective Date of the Plan whose service is or was terminated on or after April 1, 1976 and who incurred a Break in Service prior to the date of his reentry, the following special provisions shall apply:

(a)
if such employee had completed five or more years of Vesting Service as of the date oftermination ofhis service or if the number of years and days included in his Break in Service is less than either five years or the number of years and days of his Vesting Service that he had accrued as of the date of termination of his service, such employee shall be entitled,upon the date as of which he becomes a Participant in the Plan, to a reinstatement ofthe Credited Service and Vesting Service that he had accrued as of such previous date of termination of service;

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(b)
if such employee was a Participant in the Plan or Superseded Plan as of the date of termination of his service and he is entitled to a reinstatement of his previous Credited Service and Vesting Service under (a) above, he shall become a Participant in the Plan as of the date of his reentry or the Effective Date of the Plan, whichever is later; and

(c)
if such employee was not a Participant in the Plan as of the date of termination of his service but he is entitled to a reinstatement of his previous Credited Service and Vesting Service under (a) above or if such employee (regardless of whether or not he was a Participant in the Plan as of the date of termination of his service) reenters the service of the Employer prior to the elapse of five full Plan Years following the date of termination of his service, the date on which he will be eligible to become a Participant in the Plan following his date of reentry shall not be later than the date on which he would have been eligible to become a Participant if he had been on a leave of absence during the period between the date of his previous termination of service and the date of his reentry; and

(2)
with respect to any such employee whose service was terminated prior to the Effective Date of the Plan (while the Superseded Plan was in effect with respect to the Employer by which he was employed at the date oftermination of his service) and who had reentered the active service of the Employer prior to the Effective Date of the Plan or who reenters the active service of the Employer on or after the Effective Date of the Plan, his rights under the Plan with respect to the period of his service prior to such date of reentry into the service of the Employer shall be determined under the applicable provisions of the Superseded  Plan as in effect on the date of his prior termination of service; provided, however, if any such employee, whose service was terminated  prior to April 1, 1985 and whose next succeeding date of reentry into the service of the Employer is on or after the Effective Date of the Plan, would have been entitled under the provisions of theSuperseded  Plan to a reinstatement of the service used to detem1ine his nonforfeitable  right to benefits if he had reentered the service of the Employer on April 1, 1985, the rights upon such reentry of any such employee shall not be less favorable to the employee than the corresponding  rights of an employee whose service is terminated on or after the Effective Date of the Plan as described above.

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    (G)           Reemployment  of Employee Who Does Not Qualify as an "Employee":  The rights of any terminated employee of the Employer who was not an Employee as defined herein on the date of termination of his service and who is reemployed in a status in which he qualifies as an Employee as defined herein shall be determined in accordance with the provisions of the Plan as though he had been an Employee as defined herein on the date of termination of his service.  The rights of any terminated employee of an Employer who is reemployed by the Employer in a status in which he does not qualify as an Employee as defined herein shall be determined in accordance with the provisions of the Plan as though he had been reemployed by the Employer as an Employee as defined herein and had immediately thereafter been transferred from his status as an Employee as defined herein.  A Participant shall not accrue any benefits under the Plan or Superseded Plan solely because of the assumption that he was an Employee as defined herein on the date of termination ofhis service or the date of his reemployment, as the case may be.

(H)           Employment ofTerminated Employee of Designated Nonparticipating Employer by an Employer and Employment of Terminated Employee of Employer by Designated Nonparticipating  Employer:  The rights of any terminated employee of a Designated Nonparticipating  Employer who was not an Employee as defined herein on the date of termination  of his service and who is subsequently employed by an Employer in a status in which he qualifies as an Employee as defined herein shall be determined in accordance with the provisions of the Plan as though he had been an Employee as defined herein on the date of termination of his service.  The rights of any terminated Employee of an Employer who is subsequently employed by a Designated Nonparticipating Employer shall be determined in accordance with the provisions of the Plan as though he had been reemployed by the Employer as an Employee as defined herein and had immediately thereafter been transferred to such Designated Nonparticipating Employer.  A Participant shall not accrue any benefits under the Plan or Superseded Plan solely because of the assumption that he was an Employee as defined herein on the date of termination of his service or the date of his employment, as the case may be, with a Designated Nonparticipating Employer.

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(I)           Employment with Former Employer or Former Designated Nonparticipating Employer:  In determining the rights under the Plan of any employee who was previously employed (either before, on or &fter the Effective Date of the Plan) by an employer, which was formerly an Employer participating in the Plan or Superseded Plan or was formerly a Designated Nonparticipating Employer but which is not currently an Employer or Designated Nonparticipating Employer, the period of such employee's employment with such employer while it was an Employer or Designated Nonparticipating Employer, as the case may be, shall be recognized in determining the Vesting Service of such employee in the same manner as though such employment during such period had been with a current Employer or Designated Nonparticipating Employer, but any period of employment with such employer after the date that it ceased to be an Employer or Designated Nonparticipating  Employer shall not be recognized and his service shall be deemed to have been terminated during such period that such employer is not an Employer or Designated Nonparticipating  Employer.

1.5  -      TRANSFER TO ORFROMSTATUS AS AN ELIGIBLE EMPLOYEE

An employee will be deemed to be transferred from his status as an eligible Employee in the event that he remains in the service of the Employer but has a change in his employee status so that he no longer qualifies as an Employee as defined herein or in the event that he is transferred to and becomes an employee of a Designated Nonparticipating  Employer. Conversely, an employee of an Employer who is not an Employee as defined herein will be deemed to be transferred to the status of an eligible Employee in the event that he remains in the service of the Employers but has a change in his employee status so that he becomes an Employee as defined herein, and an employee of a Designated Nonparticipating Employer will be deemed to be transferred to the status of an eligible Employee in the event that he is transferred to an Employer from such Designated Nonparticipating  Employer and becomes an Employee as defined herein.  The service of such a person described above shall not be considered to be interrupted by reason of any such transfer, and service with the Designated Nonparticipating Employer or with the Employer while not qualified as an Employee as defined herein shall be terminated in the same manner as service with the Employer while qualified as an Employee as defined herein is terminated.  Any provisions of Section 2.1, 2.2, 2.3 or 2.4 hereof to the contrary notwithstanding, the benefits of any such Participant who has been transferred to or from the status as an eligible Employee on or after the date that the Plan or Superseded Plan first became effective with respect to his Employer shall be determined in accordance with the following provisions of this Section 1.5.

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(A)
Eligibility for Benefits:  In determining the eligibility of such an employee to whom the provisions of this Section 1.5 are applicable for participation in the Plan and in determining his eligibility for the benefits provided under the Plan, his Vesting Service and Hours of Service shall be determined in the same manner as though his service with the Designated Nonparticipating Employers and with the Employers while not qualified as an Employee as defined herein had been accrued with the Employers while qualified as an Employee as defined herein.  Any such employee who is transferred to the status of an Employee as defined herein shall become a Participant in the Plan on the date that he becomes an Employee as defined herein if he has otherwise satisfied the requirements to become a Participant in the Plan as described in Section 1.2 hereof prior to such date that he becomes an Employee as defined herein.

(B)
Computation  of Benefits:  A Participant to whom the provisions of this Section 1.5 are applicable shall be entitled upon his retirement or termination of service (or his Beneficiary shall be entitled in the event his service is terminated by reason of his death), if he meets all requirements necessary to qualify for a benefit under the provisions of Section 2.1, 2.2, 2.3 or 2.4 hereof or under the provisions of any applicable section of any Supplement hereto that specifically applies to the Participant, as the case may be, to a benefitpayable in accordance with the provisions of Section 2.1, 2.2, 2.3 or 2.4 hereof or in accordance with the provisions of any applicable section of any Supplement hereto that specifically applies to the Participant, whichever section is applicable, but the amount of the monthly retirement income that is payable on his behalf under the Plan shall, subject to the provisions of Section 1.5(C) below, be computed using only the Credited Service that he accrued with the Employers while qualified as an Employee as defined herein.

(C)	Special Provisions Applicable to Benefits: The monthly income computed under this Section I .5 shall be subject to the following:

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(1)
there shall be no duplication of service in computing benefits under the Plan and under any other qualified defined benefit pension or annuity plan to which any Employer or Designated Nonparticipating Employer makes contributions on behalf of its employees who are not Employees as defined herein, and, if service accrued while qualified as an Employee as defined herein is used in determining the accrued benefit of the Participant under any such other qualified defined benefit pension or annuity plan, then the portion of the benefit payable under the Plan based on such duplicated service shall be reduced (but not so as to produce a negative amount) by the actuarially equivalent amount of the benefit payable under such other qualified defined benefit pension or annuity plan based on such duplicated service;

(2)
all compensation that a Participant, who is an Employee as defined herein on the date of his retirement or termination of service, received from the Designated Nonparticipating Employers and from the Employers while not qualified as an Employee as defined herein shall be treated in determining his Final Average Monthly Compensation in the same manner as though such compensation had been received from the Employer while qualified as an Employee as defined herein;

(3)
all compensation that a Participant, who is not an Employee as defined herein on the date of his retirement or termination of service, received after the date on which he last qualified as an Employee as defined herein from the Designated Nonparticipating Employers and from the Employers while not qualified as an Employee as defined herein shall be ignored or excluded in determining his Final Average Monthly Compensation and the period during which he received such compensation shall be ignored or excluded in determining the 10 completed calendar years and the five successive calendar years that are used in determining his Final Average Monthly Compensation;

(4)
in the case of a Participant who has been transferred to the status of an Employee as defined herein, who has a nonforfeitable right to an accrued benefit under any other pension or annuity plan to which an Employer or Designated Nonparticipating Employer has made contributions on his behalf and whose combined service used in the computation of his accrued benefits under the Plan and such other pension or annuity plan or plans exceeds 35 years, the amount of the monthly retirement income that is payable under the Plan on his behalf shall not be greater than an amount equal to the excess, if any, of:

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(a)
the monthly retirement income that would have been payable on behalf of such Participant under the provisions of the Applicable Section of the Plan or Supplement if the service used to compute his accrued benefit under such qualified pension or annuity plan or plans were included with the Credited Service that he accrued with the Employers while qualified as an Employee as defined herein;

over

(b)	the actuarial equivalent of the accrued benefit to which such Participant has a nonforfeitable right under such qualified pension or annuity plan or plans;

(5)
the Participant's employee status at the date of termination of his service due to disability shall be deemed to have continued without change in determining the monthly retirement income that may become payable on his behalf under the provisions of Section 2.3 hereof; and

(6)	the benefit determined under Section 2.4(8)(1)(b) hereof shall apply only if the Participant is an Employee as defined herein on the date of his death and in that event:

(a)
the benefit under Section 2.4(B){l)(b)(i) shall be reduced by the actuarial equivalent of the benefit payable on behalf of such Participant under each other qualified pension or annuity plan, if any, to which an Employer or Designated Nonparticipating Employer has made contributions on his behalf; and

(b)
the limitation equal to 100 times the Participant's monthly normal retirement income, described in Section 2.4(B)(l)(b)(ii),shall include the anticipated monthly retirement income based on his service accrued prior to his death to which such Participant would be entitled at his Normal Retirement Date or the date of his death, whichever is later, under each other qualified pension or annuity plan, if any, to which an Employer or Designated Nonparticipating  Employer has made contributions on his behalf.

(D)
Payments From One Trust Fund:  In lieu of the payment ofretirement income or other benefits to such a Participant from the trust fund of more than one qualified defined benefit pension plan of the Designated Nonparticipating Employers and the Employers, the administrators of the pension plans may, by mutual agreement, provide for payment of the entire monthly income or otherbenefit from one trust fund with appropriate reimbursement to the trustee of the trust fund from which the benefits are to be paid by transfer of funds equal to the single-sum value of the benefits payable under the other plan (or plans) to the trust fund from which benefits actually will be paid.

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1.6  -        PARTICIPATION AND BENEFITS FOR FORMER LEASED EMPLOYEES

A Leased Employee of an Employer or Designated Nonparticipating Employer shall not be deemed for any purposes of the Plan to be an employee of such Employer or Designated Nonparticipating  Employer.  However, in the event that any former Leased Employee qualifies as an Employee as defined herein on or after the Effective Date of the Plan, unless the Plan is otherwise excluded by applicable regulations from the requirements of Section 414(n) of the Internal Revenue Code, the total period that he provided services to the Employer or Designated Nonparticipating Employer as a Leased Employee shall be treated under the Plan in determining his nonforfeitable right to his accrued benefits and his eligibility to become a Participant in the Plan in the manner described in Section 1.5(A) hereof as though he had been an employee of a Designated Nonparticipating. Employer during such period of service (but such service shall not be included in the service that is used to calculate any benefits that he accrues under the Plan).  A "Leased Employee" as defined under Section 414(n) of the Internal Revenue Code is any person (other than an employee of the recipient) who pursuant to an agreement between the recipient and any other person ("leasing organization") has performed services for the recipient (or for the recipient and related persons determined  in accordance with Internal Revenue Code Section 414(n)(6)) on a substantially full-time basis for a period of at least 1 year, and such services are performed under the recipient's primary direction or control.

1.7  -        RIGHTS OF OTHER EMPLOYERS TO PARTICIPATE

Capital Southwest Corporation, Capital Southwest Management Corporation, Jet- Lube, Inc., The RectorSeal Corporation, The Whitmore Manufacturing Company, Smoke Guard, Inc. and Blue Magic, Inc. are participating Employers in the Plan.  Any other corporation, association, joint venture, proprietorship, partnership or other business organization may, in the future, adopt the Plan on behalf of all or certain of its Employees by formal action on its part in the manner described in Section 6.7 hereof provided that the Sponsoring  Employer, by formal action on its part in the manner described in Section 6.7 hereof, and the Committee both approve such participation.

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The administrative powers and control of the Sponsoring Employer, as provided in the Plan, shall not be deemed diminished  under the Plan by reason of the participation of any other Employers in the Plan, and such administrative powers and control specifically granted herein to the Sponsoring Employer with respect to the appointment of the Committee, amendment of the Plan and other matters shall apply only with respect to the Sponsoring Employer.

The Plan is an IRC 414(1) Single Plan with respect to all Employers unless the Sponsoring Employer, by formal action on its part in the manner described in Section 6.7 hereof, specifically provides that the Plan shall be a separate TRC 414(1) Single Plan with respect to any Employer or to any division of any Employer or with respect to any group of Employers and/or divisions.  In the event that the Plan does not represent one IRC 414(1) Single Plan with respect to all divisions of any Employer, the division or divisions with respect to which the Plan represents a separate IRC 414(1) Single Plan shall be considered for the purposes of this section and treated under the Plan as one Employer and its other division or divisions shall be considered for the purposes of this section and treated under the Plan as a separate Employer or, if applicable, as separate Employers.

The contributions of any Employer that is a member of a group of Employers with respect to which the Plan represents an IRC 414(1) Single Plan shall be available to provide benefits on behalf of any Participants who are employees of any other Employers that are members of such group but shall not be available to provide benefits on behalf of any Participants  who are employees  of any Employers that are not members of such group.  The contributions of any Employer with respect to which the Plan represents an IRC 414(1) Single Plan for only that Employer shall be available to provide benefits on behalf of Participants who are its employees but shall not be available to provide benefits on behalf of Participants who are employees of any other Employers.

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Any Employer may withdraw from the Plan at any time by formal action on its part, in the manner described in Section 6.7 hereof, specifying its determination to withdraw.  Any such withdrawing Employer shall furnish the Committee and the Trustee with evidence ofthe formal action of its determination  to withdraw.  Any such withdrawal may be accompanied by such modifications to the Plan as such Employer shall deem proper to continue a retirement plan for its Employees separate and distinct from the retirement plan herein set forth.  Withdrawal from the Plan by any Employer shall not affect the continued operation of the Plan with respect to the other Employers; provided, however, in the event of the withdrawal of an Employer that is a member of a group of Employers with respect to which the Plan represents an IRC 414(1) Single Plan and in the event that provision is made for the continuation of a retirement plan for its Employees separate and distinct from the retirement plan herein set forth, the share, if any, of the assets of the Trust Fund allocable to such group of Employers that is transferred on behalf of such withdrawing Employer to such other retirement plan shall, subject to the provisions of Section 414(1) of the Internal Revenue Code and regulations issued pursuant thereto, be equal to the assets, if any, that would have been allocated on behalf of the employees of such withdrawing Employer under the provisions of Section 4.5 hereof if such withdrawing Employer had terminated its participation in the Plan on the date of such withdrawal; provided, however, that the Sponsoring Employer, by formal action on its part in the manner described in Section 6.7 hereof, may, in its absolute discretion, direct that an additional amount of assets be transferred on behalf of such withdrawing Employer to such other retirement plan provided that the transfer of such additional amount of assets would not lower the amount of the distributions that would be made on behalf of the Participants who are employees of the other Employers that are members of such group of Employers with respect to which the Plan represents an IRC 414(1) Single Plan if the Plan were tenninated as of the effective  date of such transfer  with respect to all of the Employers  that are members  of such group of Employers.

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The Sponsoring Employer, by formal action  on its part in the manner described in Section  6.7 hereof, may in its absolute discretion terminate any Employer's participation in the Plan at any time, and the provisions  of the Plan shall  be applied  with respect to such Employer  in the same manner  as though  it had voluntarily withdrawn as a participating Employer.

1.8  -       SERVICE AND TERMINATION OF SERVICE

For purposes of the Plan, an Employee  or Participant shall be considered to be in the service of the Employer and shall  not be considered to have incurred a termination ofhis service  until the date of his early, normal or disability retirement, death, resignation, discharge or other termination of his employment with an Employer, notwithstanding any payment  or agreement to pay severance pay in connection with the termination of his employment.

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SECTION 2

NORMAL AMOUNT AND PAYMENT OF RETIREMENT INCOME

2.1  -       NORMAL RETIREMENT AND RETIREMENT INCOME

Normal retirement under the Plan is retirement from the service of the Employer on or after the date that the Participant attains his Normal Retirement Age.  No provision of this section or the Plan shall require the retirement of a Participant upon his attainment of his Normal Retirement Age.  In the event of normal retirement, payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions of this Section 2.1.

(A)          Normal Retirement Date:  The Normal Retirement Date of each Participant will be the first day of the month coincident with or next following the date on which he attains his Normal Retirement Age. Any Participant who retires after attaining his Normal Retirement Age but prior to his Normal Retirement Date and who is surviving on his Normal Retirement Date shall be considered for the purposes of the Plan to have retired on his Normal Retirement Date

(B)           Amount of Retirement Income:  The monthly retirement income payable in the manner described in Section 2.1(C) hereof to a Participant who retires on and after April I, 1998, bur prior to April 1, 2007, and on or after his Normal Retirement Date shall be an amount equal to the sum of:

(1)	1.25% of his Final Average Monthly Compensation multiplied by hisnumber of years of Credited Service that are not in excess of 35 years;

plus

(2)
0.65% ofthat portion, if any, ofhis Final Average Monthly Compensation that is in excess of the Monthly Covered Compensation that applies to him multiplied by his number of years of Credited Service that are not in excess of 35 years.

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Notwithstanding the foregoing provisions ofthis Section 2.l(B), the monthly retirement income of a Participant who retires on or after April 1, 1998, and on or after his Nonnal Retirement Date shall not be less than the monthly  retirement  income which the Participant has accrued  as of March 31, 1998, based upon the Participant's  Credited  Service, Final Average  Monthly Compensation, and Monthly Covered  Compensation (or, if applicable, the corresponding terms used to compute his accrued  benefit under the Superseded Plan) determined as of March 31, 1998, under the provisions  of the Plan and the First Supplement then in effect, adjusted  on an actuarially equivalent basis, if applicable, to his Annuity Starting  Date in accordance with the above provisions of this Section  2.1(B).

Effective  as of April 1, 2007, the monthly  retirement  income payable in the manner prescribed  in Section  2.1 (C) to a Participant who retires on and after April 1, 2007, but prior to April  I, 2009, and on or after his Nom1al Retirement Date shall be an amount equal to the sum of:

(1)	1.20% of his Final Average Monthly Compensation multiplied by his numberof years of Credited Service that are not in excess of 35 years;

plus

(2)
0.65% of that portion, if any, of his Final Average  Monthly Compensation that is in excess of the Monthly  Covered  Compensation that applies to him multiplied by his number of years of Credited  Service that are not in excess of 35 years.

Notwithstanding the foregoing provisions of this Section 2.1(B), the monthly retirement income of a Participant who retires on or after April 1 , 2007, and on or after his Nonnal Retirement Date shall not be less than the monthly  retirement  income  which the Participant has accrued  as of March 31, 2007, based upon the Participant's Credited Service, Final Average  Monthly  Compensation and Monthly  Covered  Compensation determined as of March 31, 2007, under the provisions of the Plan and Supplements then in effect, adjusted  on an actuarially equivalent basis, if applicable, to his Annuity Starting Date in accordance with the provisions of this Section  2.1 (B).

Effective as of April  1, 2009, the monthly retirement income payable to a Participant who retires on and after April  1, 2009, and on or after his Normal  Retirement Date shall be an amount equal to the sum of:

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(3)	1.20% of his Final Average Monthly Compensation multiplied by his number of years of Credited Service that are not in excess of 40 years;

plus

(4)
0.65% of that portion, if any, of his Final Average Monthly Compensation that is in excess of the Monthly Covered Compensation that applies to him multiplied by his number of years of Credited Service that are not in excess of 35 years.

The monthly amount of retirement income payable to a Participant who retires after his Normal Retirement Date, however, shall not be less than that amount that can be provided on an actuarially equivalent basis by the sum of (i) the single-sum value as of his Normal Retirement Date of the normal monthly retirement income that would have been payable to him under the provisions of the Plan or Superseded Plan, whichever is applicable, as in effect on his Normal Retirement Date if he had retired on his Normal Retirement Date, based upon his Credited Service, Final Average Monthly Compensation and Monthly Covered Compensation (or, if applicable, the corresponding terms used to compute his accrued benefit under the Superseded Plan) determined as though he had actually retired on his Normal Retirement Date, and (ii) the amount of interest on such single-sum value in (i) above, where the interest shall be compounded annually from the Participant's Normal Retirement Date to his Annuity Starting Date.  All computations to determine such minimum monthly retirement income payable to or on behalf of such a Participant shall be on the basis of the interest and mortality assumptions that were being used as of his Normal Retirement Date to detennine actuarially equivalent non-decreasing annuities.

(C)          Payment of Retirement Income:  The monthly retirement income payable in the event of normal retirement will be payable on the first day of each month.  The first payment will be made on the Participant's Normal Retirement Date, or, if the Participant retires atler his Normal Retirement Date, the first payment will be made on the first day of the month coincident with or next following the date of his actual retirement.  The last payment will be the payment due immediately preceding the retired Participant's death.

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Where a Participant's monthly retirement income commences after April 1 following the calendar year in which such Participant attains age 70Y2, the accrued benefit of such Participant shall be actuarially increased in accordance with regulations or other official pronouncements of the Internal Revenue Service to take into account the period beginning on April 1 following the calendar year in which the Participant attains age 70Y2 and ending on the date on which benefits under the Plan commence after retirement in an amount sufficient to satisfy Section 401(a)(9) of the Internal Revenue Code.

(D)           Special Provisions Applicable to Participants Who Receive Retirement Income Payments While Continuing in Employment of Employer After Required Beginning Date:  Any of the above provisions of this Section 2.1 to the contrary notwithstanding, but subject to the provisions of Sections 4.1 and 4.8 hereof, a Participant who continues in the employment of the Employer beyond his Required Beginning Date shall begin receiving monthly retirement income payments commencing as of his Required Beginning Date.

The monthly retirement income payments of a Participant who continues in the employment of the Employer beyond his Required Beginning Date and begins receiving monthly retirement income payments commencing as ofhis Required Beginning Date shall be determined in the same manner as though the Participant had actually retired on his Required Beginning Date and shall be paid in the form specified in Section 2.1(C) above. The retirement income payable to such a Participant shall thereafter be subject to adjustment as of the first day of each calendar year which begins after his Required Beginning Date and prior to the date of his actual retirement and shall be subject to adjustment as of the first day of the month coincident with or next following the date of his actual retirement (each such adjustment day is herein referred to as a "Post Payment Recalculation Date") to reflect the additional accruals, if any, that such Participant is entitled to receive because of his employment  after his Required Beginning Date.  The additional retirement income, if any, payable to any such Participant on and after an applicable Post Payment Recalculation Date shall be determined in accordance with the provisions of Section 411 (b)(1)(H) of the Internal Revenue Code and regulations issued with respect thereto, and the actuarial equivalent of the retirement income payments that the Participant has received under the provisions of this Section 2.1 on and after his Required Beginning Date and prior to the applicable Post Payment Recalculation Date shall be used as an offset in the determination of such additional income, but such offset shall not result in the retirement income payable to the Participant being reduced below the amount that was payable on his behalf immediately prior to such Post Payment Recalculation  Date. The additional amount of monthly retirement income, if any, that a Participant accrues after his Required Beginning Date shall be converted to an actuarially equivalent an10unt of monthly retirement income that is payable in the same manner and form as the monthly retirement income that is payable on his behalf immediately prior to the applicable Post Payment Recalculation Date, and such additional actuarially equivalent income shall be payable to the Participant commencing as of the applicable Post Payment Recalculation Date.  Upon the actual retirement of such a Participant, the Participant's remaining retirement income shall continue to be paid, commencing as of the first day of the month coincident  with or next following the date of his actual retirement, in the manner specified in Section 2.1 (C) above, except that the Participant shall be entitled to elect another form of payment in accordance with Section 3.1.

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2.2  -       EARLY RETIREMENT AND RETIREMENT INCOME

Early retirement under the Plan is retirement from the service of the Employer prior to the Participant's Normal Retirement Date and on or after the date as of which he has both attained the age of 55 years and completed 10 years of Vesting Service.  In order to retire under the provisions of this section, the written consent of the Participant to the commencement of his retirement income payments in accordance with the provisions of this Section 2.2 must be filed with the Committee within 90 days of the date as of which his retirement income payments are to commence.  In the event of early retirement, payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions of this Section 2.2.

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(A)         Early Retirement Date: The Early Retirement Date will be the first day of the month coincident with or next following the date a Participant retires from the service of the Employer under the provisions of this Section 2.2 prior to his Normal Retirement Date.

(B)           Amount of Retirement Income:  The monthly amount of retirement income payable in the manner described in Section 2.2(C) hereof to a Pmticipant who retires prior to his Normal Retirement Date under the provisions of this Section 2.2 shall be equal to the product of:

(1)	the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date which the Participant has accrued as of his Early Retirement Date;

multiplied by

(2)
the early retirement reduction factor specified in the schedule below, based upon the number of years and full months by which the Participant's Early Retirement Date precedes his Normal Retirement Date:

Early Retirement Reduction Factors By Years and Months
By Which Early Retirement Date Precedes Normal Retirement  Date

	Months
Years	0	1	2	3	4	5	6	7	8	9	10	11

0	1.000	0.994	0.989	0.983	0.978	0.972	0.967	0.96\	0.956	0.950	0.944	0.939
I	0.933	0.928	0.922	0.917	0.911	0.906	0.900	0.894	0.889	0.883	0.878	0.872
2	0.867	0.861	0.856	0.850	0.844	0.839	0.833	0.828	0.822	0.817	0.811	0.806
3	0.800	0.794	0.789	0.783	0.778	0.772	0.767	0.761	0.756	0.750	0.744	0.739
4	0.733	0.728	0.722	0.717	0.711	0.706	0.700	0.694	0.689	0.683	0.678	0.672

5	0.667	0.664	0.661	0.658	0.656	0.653	0.650	0.647	0.644	0.642	0.639	0.636
6	0.633	0.631	0.628	0.625	0.622	0.619	0.617	0.614	0.611	0.608	0.606	0.603
7	0.600	0.597	0.594	0.592	0.589	0.586	0.583	0.581	0.578	0.575	0.572	0.569
8	0.567	0.564	0.561	0.558	0.556	0.553	0.550	0.547	0.544	0.542	0.539	0.536
9	0.533	0.531	0.528	0.525	0.522	0.519	0.517	0.514	0.511	0.508	0.506	0.503

10	0.500

(C)           Payment of Retirement Income:  The retirement income payable in the event of early retirement will be payable on the first day of the month.  The first payment will be made on the Participant's Early Retirement Date and the last payment will be the payment due immediately preceding the retired Participant's death.

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2.3  -        DISABILITY RETIREMENT AND RETIREMENT INCOME

A Participant may retire from the service of the Employer under the Plan if:

(1)
his service is terminated prior to his Normal Retirement Date and on or after the Effective Date of the Plan by reason of his becoming totally and permanently disabled as defined in Section 2.3(A) below;  and

(2)
he applies for a disability retirement benefit under the Plan, or under any other formal plan of the Employer which provides specific disability benefits, within six months after the date of termination of his service due to disability; provided, however, that such six-month period for application may be extendedby the Committee when, in its sole discretion, reasonable cause exists for so doing.

Such retirement from the service ofthe Employer shall herein be referred to as disability retirement.  In the event of disability retirement, uniformly and consistently applied rules shall be used with respect to all Participants in similar circumstances and payment of retirement income will be governed, subject to the provisions of Section 4 hereof, by the following provisions ofthis Section 2.3.

(A)           Total and Permanent Disability:  A Participant shall be considered totally and permanently disabled for the purposes of the Plan if, in the opinion of the Committee, he is disabled, due to sickness or injury, from a cause other than specified in Section 2.3(B) hereof, and, as a result of such disability, he is eligible for and is receiving (after any specifiedwaiting period) either (a) disability benefits under the Social Security Act or (b) payments (other than workers' compensation  payments or medical or hospitalization payments) payable directly or indirectly by the Employer or its insurer as a result of the Participant's sickness or injury under any long-term disability program maintained by the Employer.

(B)           Nonadmissible Causes of Disability:  A Participant will not be entitled to receive any disability retirement income if, in the opinion of the Committee, the disability is a result of:

(1)	excessive and habitual use by the Participant of drugs, intoxicants ornarcotics;

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(2)	injury or disease sustained by the Participant while willfully and illegally participating in fights, riots, civil insurrections or while committing a felony;

(3)	injury or disease sustained by the Participant while serving in any armed forces, except as provided by USERRA;

(4)	injury or disease sustained by the Participant which was diagnosed or discovered subsequent to the date his employment was terminated;

(5)	injury or disease sustained by the Participant while working for anyone other than the Employer and arising out of such employment; or

(6)
injury or disease sustained by the Participant as a result of an act of war, whether or not such act arises from a formally declared state of war, other than while in qualified military service as defined in Code Section 414 (u).

(C)          Proof of Disability:  The Participant, in order to be eligible for the benefits provided under this Section 2.3, shall furnish satisfactory proof (which may be in the form of evidence satisfactory to the Committee that the Participant is receiving disability benefits under the Social Security Act or under any long-term disability program maintained by the Employer) that he has become totally and permanently disabled as provided herein.  Every six months after the date of termination of the Participant's service due to disability, or more frequently, the Committee may similarly require proof of the continued disability of the Participant.

(D)          Disability Retirement Income Commencement  Date:  The Disability Retirement Income Commencement Date of a Participant who retires under the provisions of this Section 2.3 will be his Normal Retirement Date; provided, however, if the Participant receives payments (other than workers' compensation payments or medical or hospitalization payments) after his Normal Retirement Date that are payable directly or indirectly by the Employer or its insurer as a result of the Participant's sickness or injury under any long-term disability program maintained  by the Employer, the Disability Retirement Income Commencement Date of such Participant will be the first day of the month coincident with or next following (a) the date as of which such payments under such long-term disability program maintained by the Employer arc discontinued or (b) his Required Beginning Date, whichever is earlier program maintained by the Employer arc discontinued or (b) his Required Beginning Date, whichever is earlier.

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(E)          Disability Retirement Income:  The monthly amount of retirement income payable in the manner described in Section 2.3(F) hereof to a Participant who retires from the service of the Employer under the provisions of this Section 2.3 due to total and permanent disability and who attains his Normal Retirement Date without recovering from his total and permanent disability shall be equal to the anticipated monthly retirement income to which the Participant would have been entitled on his Disability Retirement Income Commencement Date in accordance with the provisions of Section 2.1(B) hereof if:

(1)	his employment had not been terminated but had continued uninterrupted from the date of termination of his service due to disability to his Disability Retirement Income Commencement Date;

(2)	his last regular rate of monthly Compensation prior to the date of termination of his service due to disability had continued without change to his Disability Retirement Income Commencement Date;

(3)
the amount of the Monthly Covered Compensation that applies at his Disability Retirement Income Commencement Date were the same as the corresponding amount determined as of the date of termination of his service due to disability; and

(4)	the provisions of the Plan as in effect on the date of termination of his service due to disability had continued without change until his Disability Retirement Income Commencement Date.

(F)           Payment of Disability Retirement Income: The monthly retirement income to which a Participant is entitled in the event of his disability retirement will be payable on the first day of each month.  The first payment will be made on the Participant's Disability Retirement Income Commencement Date, provided that he attains his Normal Retirement Date without recovering from his total and permanent disability and provided that application has been made in writing by the Participant or his authorized representative for disability retirement under the provisions of this Section 2.3.  The last payment will be the payment due immediately preceding the date of his death.

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(G)          Benefit Payable in the Event of Death of Disabled Participant Prior to Disability Retirement Income Commencement Date:  In the event that a Participant dies after he has been determined to be totally and permanently disabled by the Committee and prior to his Disability Retirement Income Commencement Date, and prior to his recovery from his total and permanent disability if he has not attained his Normal Retirement Age as of the date of his death, his Beneficiary will receive, in lieu of all other benefits payable on behalf of the Participant under the Plan, the death benefit, determined and payable in the £tlanner described in Section 2.4(B) hereof, which would have been payable on behalf of the Participant under the provisions of Section 2.4(B) if:

(1)	his employment had not been terminated but had continued uninterrupted from the date of termination ofhis service due to disability until the date ofhis death;

(2)	his last regular monthly rate of Compensation prior to the date of termination of his service due to disability had continued without change to the date of his death;

(3)	the amount of the Monthly Covered Compensation that applies at the date of his death were the same as the amount determined as of the date of termination of his service due to disability; and

(4)	the provisions of the Plan as in effect on the date of termination of his service due to disability had continued without change to the date of his death.

(H)          Recovery from Disability:  If the Committee finds that any Participant who is entitled to receive a disability retirement income under the provisions of this Section 2.3 commencing at his Disability Retirement Income Commencement Date has, at any time prior to his Normal Retirement Date, recovered from his total and permanent disability, such Participant and his Beneficiary shall not be entitled to any benefits under this Section 2.3 unless he reenters the service of the Employer and his service is subsequently terminated by reason of his total and permanent disability in accordance with the provisions hereof.  A Participant shall be deemed to have recovered from his total and permanent disability for the purposes of the Plan if the disability benefits, if any, which he is receiving under the Social Security Act and the payments, if any, which he is receiving under the Employer's long-term disability program are discontinued.  However, any such Participant who recovers from his total and permanent disability shall accrue Vesting Service during the period that he is considered by the Committee to have been totally and permanently disabled as provided herein, and, if the date of his recovery from his total and permanent disability is on or after his Initial Vesting Date and he does not reenter the service of the Employer, he shall be entitled to the vested retirement income determined and payable in accordance with the provisions of Section 2.4(A) hereof, computed as though his service had been terminated on the date of his recovery from his total and permanent disability but based upon his Credited Service, Final Average Monthly Compensation and Monthly Covered Compensation determined as of the date of termination of his service due to disability.

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(I)           Election of Vested Benefit on Termination of Service in Lieu of Disability Retirement:  A Participant whose service is terminated on or after his Initial Vesting Date by reason of his total and pem1anent disability may elect, in writing filed with the Committee prior to his Normal Retirement Date, to receive the benefits provided under Section 2.4(A) hereof in lieu of the disability retirement benefits provided under this Section 2.3.  The benefits payable hereunder to or on behalf of any such Participant who makes such an election shall be determined as though the Participant's service had not been terminated by reason of total and permanent disability.  The Committee shall require the consent of the Participant's spouse, if any, before any election under this Section 2.3(1) will become effective.

2.4  -       BENEFITS OTHER THAN ON RETIREMENT

(A)          Benefit on Termination of Service and on Death After Termination of Service:

(1)           In the event that a Participant's service is terminated prior to his Normal Retirement Date and on or after his Initial Vesting Date for any reason other than his death, early retirement as described in Section 2.2 hereof or disability retirement as describedin Section 2.3 hereof, he will be entitled to a monthly retirement income, payable in the manner described in Section 2.4{A)(2) hereof, equal to:

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(a)           an amount equal to either:

(i)
if the Participant has not both attained the age of 55 years and completed 10 years of Vesting Service as of the date of termination of his service, the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that he has accrued to the date of tem1ination of his service;

or

(ii)
if the Participant has both attained the age of 55 years and completed  10 years ofVesting Service as ofthe date of termination of his service, the monthly retirement income, payable in the manner described in Section 2.4(A)(2) hereof commencing at his Normal Retirement Date, if he shall then be living, which is the actuarial equivalent (ignoring the actuarial cost of any death benefit coverage provided between the date of termination  of his service and his Normal Retirement Date) of the monthly early retirement income that would have been payable on his behalf in accordance with the provisions of Section 2.2 hereof if he had retired under the provisions of that section on the date of termination  ofhis service;

multiplied by

(b)
his Vested Percentage, which shall be equal to the percentage specified in the schedule below, based upon his number of years (ignoring fractions) of Vesting Service as ofthe date of termination of his service:

Years of Vesting Service	Vested Percentage

Less than 5	0%
5 or more	100	%;

provided, however, that the Vested Percentage of any Participant who has attained his Normal Retirement Age as of the date of termination of his service shall be 100%;

with the resulting product multiplied by

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(c)
a factor, which is based upon the period, if any, that the death benefit coverage described in Section 2.4(A)(3) below has been in effect after the date of termination of his service and prior to his Annuity Starting Date, that will reduce the product of (a) and (b), if applicable, to reflect the cost, determined on an actuarially equivalent basis, of providing such death benefit coverage during such period;

with the resulting product multiplied by

(d)
a factor that will convert, if applicable, the amount of monthly retirement income that is payable to the Participant in the manner described in Section 2.4(A)(2) hereof commencing at his Normal Retirement Date to an actuarially equivalent amount of monthly retirement income that is payable to the Participant in the manner described in Section 2.4(A)(2) hereof commencing on his Annuity Starting Date.

All actuarial computations to determine the monthly retirement income payable to or on behalf of such a terminated Participant (including any computations to determine the monthly retirement income payable on his behalf under Section 2.4(A)(3) or 3.1 hereof) shall be on the basis of the interest and mortality assumptions that are being used as of the date of termination of his service to determine actuarially equivalent non-decreasing annuities.

(2)           The retirement income payable under Section 2.4(A)(l) above will be payable on the first day of each month.  The first payment will be made, if the Participant shall then be living, as of:

(a)	if he does not elect an earlier commencement date pursuant to the provisions of (b) below, his Normal Retirement Date;

or

(b)
if he had completed at least 10 years ofVesting Service as of the date of termination of his service and he so elects in writing filed with the Committee at least 30 but not more than 90 days prior to the effective date thereof (or if the Participant waives the 30-day notice period with any required spousal consent, then more than 7 days but not more than 90 days prior to the effective date thereof), the first day of any month, which is prior to his Normal Retirement Date and is on or after the date on which he attained the age of 55 years, that he specifies in his written election filed with the Committee.

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The last payment will be the payment due immediately preceding his death.

(3)         In the event that the terminated Participant dies prior to his Annuity Starting Date (without his having waived, in accordance with the provisions of Section 2.4(A)(4)  below, the benefit provided under this Section 2.4(A)(3) and without his having received, prior to his death, the actuarially equivalent value of the benefit provided on his behalf under Section 2.4(A)(l) above), his Beneficiary will receive, subject to the provisions of Section 4.1(D) hereof regarding the Qualified Preretirement Survivor Annuity, the monthly retirement income, beginning on the first day of the month coincident with or next following the date of the terminated Participant's death, which can be provided on an actuarially equivalent basis by the single-sum value of the benefit determined in accordance with Section 2.4(A)(1) above to which the terminated Participant was entitled as of the date of termination of his service, accumulated with interest from such date to the date ofhis death. The monthly retirement income payments under this Section 2.4(A)(3) shall, subject to the provisions of Section 2.4(B)(4)  hereof, be payable for the life of the Beneficiary designated or selected under Section 5.2 hereof to receive such benefit, and, in the event of such Beneficiary's death within a period of 10 years after the Participant's death, the same monthly amount that was payable to the Beneficiary shall be payable for the remainder of such 10-year period in the manner and subject to the provisions of Section 5.3 hereof; provided, however, in lieu of payment of such benefit in the form of monthly income described above, the single-sum value of such benefit may be paid on an actuarially equivalent basis to the Participant's designated  Beneficiary in such other manner and form permitted under Section 2.4(B) hereof and commencing  on such other date permitted under Section 2.4(B) hereof as the Participant may elect in writing filed with the Committee or, in the event that a specific election has not been made by the Participant and filed with the Committee prior to his death, as the Beneficiary may elect in writing filed with the Committee.

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(4)         A terminated Participant may, with the consent ofhis spouse, if any, elect in writing filed with the Committee at any time (and any number of times) prior to his Annuity Starting Date, to waive prospectively the death benefit provided under Section 2.4(A)(3) above and, in lieu thereof, an increased retirement income, which reflects on an actuarially equivalent basis the period that the death benefit coverage under Section 2.4(A)(3) is waived, will be payable to the Participant under the provisions of Section 2.4(A)( I) if he shall be living on his Annuity Starting Date.  Within one year after the date of termination of service of a Participant who is entitled to a benefit under the provisions of this Section 2.4(A), or as soon thereafter as is administratively  practicable, the Committee shall furnish the Participant with written notification informing him of his right to waive the death benefit provided under Section 2.4(A)(3) above and the consequences of such a waiver.  Any Participant who has waived the death benefit provided under Section 2.4(A)(3) may subsequently  revoke such waiver at any time (and any number oftimes) prior to his Annuity Starting Date by filing written notice of such revocation with the Committee prior to the date on which such revocation is to become effective.  Any Participant who has waived the death benefit provided under Section 2.4(A)(3) and who subsequently marries or remarries after such waiver and prior to his Annuity Starting Date shall automatically be deemed to have revoked his prior waiver of such death benefit effective as ofthe first anniversary of the date of such marriage or remarriage unless his spouse (following such marriage or remarriage) consents to the waiver of such death benefit.

(5)         Any Participant, who is entitled to a benefit under the provisions of Section 2.4(A)(l) above and who is married on his Annuity Starting Date or who is married on the date of his death and on whose behalf a benefit is payable under Section 2.4(A)(3) above, shall be assumed for the purposes of this Section 2.4(A) to have been married for the total period of time beginning on the date of termination of his service and ending on his Annuity Starting Date or the date of his death, whichever is earlier, except for such portions, if any, of such period of time for which evidence is furnished to the Committee which, in the opinion ofthe Committee, satisfactorily proves that the Participant was not married.

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(6)           The provisions of Sections 3.1 and 4 hereof are applicable to the benefits provided under this Section 2.4(A).

(7)           Except as specifically provided otherwise in any Supplement hereto and except as provided in Section 2.3 with respect to disability retirement and unless specifically provided otherwise in the Plan, the Participant whose service is terminated prior to his Initial Vesting Date shall not be entitled to any benefit under the Plan whatever, and the value of such Participant's accrued benefit shall be forfeited as of the date of termination of his service and used to reduce Employer contributions.

(B)	Benefit Payable in Event ofDeath While in Service:

(1)           If the service of a Participant is terminated by reason of his death on and after April 1, 1998, but prior to April I, 2007, and on and after his Initial Vesting Date and prior to his Required Beginning Date, there shall be payable to the Participant's designated Beneficiary the monthly retirement income, beginning on the first day of the month coincident with or next following the date of the Participant's death, that can be provided on an actuarially equivalent basis by the greater of:

(a)           an amount equal to:

(i)
if the Participant's service is terminated by reason of his death prior to his Normal Retirement Date, the single-sum value, determined as of the date of his death, of the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that the Participant has accrued to the date of his death;

or

(ii)
if the Participant's service is terminated by reason of his death on or after his Normal Retirement Date, the single-sum value, determined immediately prior to the Participant's death, of the monthly retirement income that the Participant would have been entitled to receive under the provisions of Section 2.1 (B) hereof if he had retired from the service of the Employer on the date of his death;

or

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(b)	an amount equal to the smaller of:

(i)	either:

(aa)	24 times the Participant's Final Average Monthly Compensation at the date of his death if he had not completed 10 years of Vesting Service as of the date of his death;

or

(bb)	36 times the Participant's Final Average Monthly Compensation at the date of his death if he had completed 10 years of Vesting Service as of the date of his death;

or

(ii)
100 times the monthly retirement income to which the Participant would have been entitled on his Normal Retirement Date in accordance with the provisions of Section 2.l(B) hereof if he had remained in the service of the Employer, with no change in his last regular monthly rate of Compensation, until his Normal Retirement Date and based upon the Monthly Covered Compensation that applies to him as of the date of his death instead of as of his Normal Retirement Date or, if his Normal Retirement Date was on or prior to the date of his death, 100 times the monthly retirement income that the Participant would have been entitled to receive under the provisions of Section 2.1(B) hereof if he had retired from the service of the Employer on the date of his death.

If the service of a Participant is terminated by reason of his death on and after April 1, 2007 and on and after his Initial Vesting Date and prior to his Required Beginning Date, there shall be payable to the Participant's designated Beneficiary the monthly retirement income, beginning on the first day of the month coincident with or next following the date of the Participant's death, that can be provided on an actuarially equivalent basis by the greater of:

(a)	an amount equal to:

(i)
if the  Participant's service is terminated by reason of his death prior to his Normal Retirement Date, the single-sum value, determined as of the date ofhis death, of the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that the Participant has accrued to the date of his death;

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or

(ii)
if the Participant's service is terminated by reason of his death on or after his Normal Retirement Date, the single-sum value, determined immediately prior to the Participant's death, of the monthly retirement income that the Participant would have been entitled to receive under the provisions of Section 2.1(B) hereof if he had retired from the service of the Employer on the date of his death;

or

(b)	an amount equal to the smaller of:

(i)	24 times the Participant's Final Average MonthlyCompensation at the date ofhis death;

or

(ii)
100 times the monthly retirement income to which the Participant would have been entitled on his Normal Retirement Date in accordance with the provisions of Section 2.1(B) hereof if he had remained in the service of the Employer, with no change in his last regular monthly rate of Compensation, until his Normal Retirement Date and based upon the Monthly Covered Compensation that applies to him as of the date of his death instead of as of his Normal Retirement Date or, if his Normal Retirement Date was on or prior to the date of his death, I 00 times the monthly retirement income that the Participant would have been entitled to receive under the provisions of Section 2.1(B) hereof if he had retired from the service ofthe Employer on the date of his death;

provided, however, that the provisions of Section 4.1(D) hereof relating to the Qualified Preretirement Survivor Annuity shall apply with respect to a married Participant whose service is terminated by reason of his death on or after his Initial Vesting Date and whose designated Beneficiary is not his spouse.

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(2)            Except as provided in Section 2.4(8)(3) below and subject to the provisions of Section 2.4(8)(4) below, the monthly retirement income payments under this Section 2.4(B) shall be payable for the life of the Beneficiary designated or selected under Section 5.2 hereof to receive such benefit, and, in the event of such Beneficiary's death within a period of 1 0 years after the Participant's death, the same monthly amount that was payable to the Beneficiary shall be payable for the remainder of such 10-year period in the manner and subject to the provisions of Section 5.3 hereof.

(3)            A Participant may elect, or, in the event that a specific election has not been made by the Participant and filed with the Committee prior to his death, his designated Beneficiary may elect, in writing filed with the Committee,  that, in lieu of payment of the benefit provided under this Section 2.4(B) (or, if applicable, under Section 2.3(G) or 2.4(A)(3) hereof) in the manner described above, such benefit will be paid on an actuarially equivalent basis to the designated Beneficiary commencing on the first day of any month that is on or after the date of the Participant's death and is on or prior to the Participant's Required Beginning Date and is payable in accordance with one of the options described below:

Option A:	A monthly retirement income in equal amounts that is payable to the Beneficiary for his lifetime.

Option B:
A retirement income in equal amounts that is payable for a period certain of five or 10 years whichever is specified by the Participant or his Beneficiary, as the case may be, in his written election filed with the Committee.  In the event of the Beneficiary's death prior to the expiration of such specified period certain, the same amount shall be payable for the remainder of the specified period certain in the manner and subject to the provisions of Section 5.3 hereof.

Option C:	A combination of Option A and Option B.

Provided, however, that payment of any such benefit shall be subject to the provisions of Section 2.4(8)(4) below.

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(4)            Any form of payment applicable to the death benefit provided under this Section 2.4(8)  (or, if applicable, under Section 2.3(G) or 2.4(A)(3) hereof), which has been designated by a Participant prior to January 1, 1984 under the terms of the Superseded Plan and which satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248), will continue in effect on and after the Effective Date of the Plan with respect to the death benefits provided under this Section 2.4(8) (or, if applicable, under Section 2.3(0) or 2.4(A)(3) hereof) unless such designated form of payment has been or is subsequently revoked or changed (a change of Beneficiaries under the designation will not be considered to be a revocation or change of such form of payment so long as the change in Beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment); provided, however, if a Participant, whose death occurs on or after his Initial Vesting Date, had been married to his spouse throughout the one-year period immediately preceding his death and he had designated a person other than his spouse as his Beneficiary and such spouse has not consented to such other person being designated, the provisions of Section 4.1(D) hereof shall apply with respect to payments due his surviving spouse, if any.

In the event that the Beneficiary to receive the death benefit payable under Section 2.3(0), 2.4(A){3) or 2.4(B) hereof on behalf of a Participant whose death occurs prior to his Normal Retirement Date is his surviving spouse, the retirement income payable to such surviving spouse under Section 2.3(G), 2.4(A)(3) or 2.4(B) hereof shall be deferred and be payable on an actuarially equivalent basis to such surviving spouse commencing on the Participant's Normal Retirement Date, if such surviving spouse is then living, unless (i) the surviving spouse consents or elects in writing to receive such benefit commencing as of a date that is prior to the Participant's Normal Retirement Date and is on or after the date of the Participant's death, (ii) the date of death ofthe Participant is prior to his Initial Vesting Date, (iii) the Participant had not been married to his surviving spouse throughout the one-year period immediately preceding his death or (iv) a lump-sum payment is payable to his surviving spouse under the provisions of Section 3.2 hereof.

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(5)           If the service of a Participant is terminated by reason of his death on or after his Initial Vesting Date and on or after his Required Beginning Date, there shall be payable to the Participant's designated Beneficiary the monthly retirement income, payable in the manner described in Section 2.4(B)(2) or 2.4(B)(3) above beginning on the first day of the month coincident with or next following the date of the Participant's death, that can be provided on an actuarially equivalent basis by an amount equal to the excess, if any, of:

(a)	the amount described in Section 2.4(B)(l)(a) or Section2.4(B)(l)(b), whichever is applicable;

over

(b)	the sum of:

(i)
the single-sum value, determined as of the Participant's Required Beginning Date, of the retirement income that was payable on his behalf commencing on his Required Beginning Date, accumulated with interest from his Required Beginning Date until the date of his death;

plus

(ii)
the sum of the single-sum values, determined as of each applicable Post Payment Recalculation Date occurring after the Participant's Required Beginning Date, of the additional retirement income, if any, payable to such Participant commencing on such applicable Post Payment Recalculation Date, accumulated with interest from the applicable Post Payment Recalculation Date to the date of his death.

Additional  retirement income payments may be payable after the Participant's death to his joint pensioner or other Beneficiary, depending upon the form of payment of the retirement income that the Participant was receiving immediately prior to his death and taking into account the increase, if any, that would have applied under the provisions of Section 2.1 (D) hereof to the amount of retirement income payable to the Participant commencing as of the first day of the month coincident with or next following the date of the Participant's death if the Participant had retired immediately prior to his death and had survived to such day.

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SECTION 3

SPECIAL PROVISIONS REGARDING PAYMENT OF BENEFITS

3.1 -        OPTIONAL FORMS OF RETIREMENT INCOME

In lieu of the amount and form of retirement income commencing on the Participant's regularly scheduled Annuity Starting Date which is payable, subject to the provisions of Section 4.1 hereof, in the event of his normal retirement, early retirement, disability retirement or termination of service, as determined and specified in Section 2.1, 2.2, 2.3 or 2.4(A) hereof, whichever is applicable, such Participant may, subject to the requirements of this section, elect, in writing filed with the Committee, to receive a retirement income or benefit of equivalent actuarial value which is payable in accordance with one of the options described below commencing on his regularly scheduled Annuity Starting Date or which is payable in the manner specified in Section 2.1, 2.2, 2.3 or 2.4(A) or in accordance with one of the options described below, whichever is applicable, commencing on such later date, which shall not be later than his Required Beginning Date, as the Participant may specify in his written election filed with the Committee.

Option 1:
A retirement income of modified monthly amount that is payable in equal monthly amounts to the Participant for his lifetime, and, in the event that the Participant predeceases a joint pensioner designated by him, a percentage, which is not less than 50% nor greater than 100% and is specified by the Participant in his written election filed with the Committee, of such modified monthly amount will be payable after the death of the Participant to such designated joint pensioner for the lifetime of such joint pensioner.  This option is referred to herein as the "Qualified Joint and 50% Survivor Annuity Option" when the spouseof the Participant is the designated joint pensioner and the specified percentage is 50%. If the Participant is married and he elects 75% as the specified percentage, this option is referred to herein as the "Qualified Optional Survivor Annuity."

Option 2:
A retirement income of modified monthly amount that is payable in equal monthly amounts to the Participant during the joint lifetime of the Participant and a joint pensioner designated by him, and, following the death of either of them, a percentage, which is not less than 50% nor greater than 1 00% and is specified by the Participant in his written election filed with the Committee, of such modified monthly amount will be payable to the survivor for the lifetime of the survivor.

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Option 3:
A retirement income that is payable in equal monthly amounts to the Participant for his lifetime or in the manner described under Option 1 or Option 2, whichever is elected by the Participant, with the added provision that payments will be made for the remainder of a period certain, specified by the Participant in his written election filed with the Committee, in the event of the death of the Participant and, if applicable, his Beneficiary or joint pensioner prior to the expiration of such specified period certain.

The amount of retirement income determined under any of the above optional forms of payment must satisfy the requirements of Section 4.8 hereof and Section 401 (l) and/or Section 401(a)(4) ofthe Internal Revenue Code.  Any provisions hereofto the contrary notwithstanding, any optional form of payment which would otherwise be permitted under the provisions of this Section 3.1 shall not be available to a Participant if:

(1)	the amount of retirement income payable under such option does not satisfy the required distribution and incidental benefit requirements of Section 4.8 hereof; or

(2)
the amount of retirement income payable under such option would result in the amount of retirement income payable on behalf of such Participant under the Plan being increased by a percentage that would cause the disparity in the rate of employer-derived  benefits under the Plan to exceed the maximum disparity permitted under Section 401(l) ofthe Internal Revenue Code and rulings and regulations issued with respect thereto; provided, however, that the restriction of this Subparagraph (2) shall not apply if there is no disparity within the meaning of Section 401(I) of said Code included in the calculation of the Participant's accrued benefit or if it has been determined  that the accrued benefits under the Plan satisfy the general test for nondiscrimination in amount of benefits (or any acceptable alternative test that may be available) under Section 401(a)(4) ofthe Internal Revenue Code and rulings and regulations issued with respect thereto.

A Participant who is not permitted to elect an optional form of payment otherwise permitted under the provisions of this Section 3.1 because of the incidental benefit requirements of Section 4.8 hereof and/or the permitted disparity requirements of said Section 40I(1) of the Internal Revenue Code may elect in accordance with the provisions above  to receive  an actuarially equivalent form of payment which is similar  in form to the non-permissible option  but which  is modified by increasing  or decreasing, as the case may be, the period  certain  for which payments  will be made and/or the percentage of income payable to the survivor, but not to exceed  1 00%, so that the requirements of Section 4.8 hereof and/or Section  401(1) of the Internal  Revenue  Code are satisfied .

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Any optional  form of payment  designated by a Participant prior to January 1, 1984, which satisfies the transitional rule in Section  242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248), will continue in effect on and after the Effective Date of the Plan unless such optional  form of payment has been or is subsequently revoked or changed (a change of Beneficiaries under the designation will not be considered  to be a revocation or change of such optional  form of payment  so long as the change in Beneficiaries does  not alter, directly or indirectly, the period over which distributions are to be made under such  form of payment); provided, however, that the provisions  of Section 4.1(C) hereof shall apply  if the Participant has a spouse at the date on which his initial payment  under such optional form is due and his spouse does not consent to such optional form of payment. Subject  to the preceding sentence but notwithstanding any other provision of this Section 3.1 to the contrary, any option elected  under this Section  3.1 must provide that the entire interest of the Participant will be expected to be distributed to the Participant  and his Beneficiaries and joint  pensioners, in a manner  that satisfies the restrictions of Section 4.8 of the Plan, over one or a combination of the following  periods:

(a)	the life of the Participant;

(b)	the lives of the Participant and his designated Beneficiary or joint pensioner;

(c)	a period certain not extending beyond the life expectancy of the Participant;

or

(d)	a period certain not extending beyond the joint life and last survivor expectancy of the Participant and his designated Beneficiary or joint pensioner.

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Any amount that is payable to the child of a Participant under an optional form of payment hereunder shall be treated for the purposes of satisfying the requirements of this paragraph as if it had been payable to the surviving spouse of the Participant if such amount that is payable to the child will become payable to such surviving spouse upon such child's reaching majority (or upon the occurrence of such other designated event permitted under regulations issued with respect to Section 40I(a)(9) of the Internal Revenue Code).

If a Participant's retirement income benefits have commenced in either the form and amount specified in Section 2 hereof or under an optional form elected under the provisions of this Section 3.1, upon his written request to the Committee at least 30 but not more than 90 days prior to the effective date thereof (or if the Participant waives the 30-day notice period with any required spousal consent, then more than 7 days but not more than 90 days prior to the effective date thereof), he may elect to discontinue receiving his retirement income under such form and amount of payment and, in lieu thereof, to receive on and after such effective date a retirement income or benefit of equivalent actuarial value that is payable to him for life or is payable in accordance with one of the options provided above; provided, however, that (a) only one such change may be made by any Participant after his retirement income payments have commenced (b) a change after the Annuity Starting Date will not be permitted if the retirement income or benefit payments are being made under the terms of an annuity contract purchased on behalf of the Participant from an insurance company.  A Participant who elects to change his form of payment after his Annuity Starting Date must submit to the Committee such evidence of his good health as the Committee requires and, if the Participant is receiving payments in a form in which a joint pensioner is involved, such evidence of the good health of his joint pensioner as the Committee requires; and any such change will not be permitted if, in the opinion of the Committee, such Participant or, if applicable, such joint pensioner is not in good health. The consent of the Participant's spouse (which shall include, if applicable, his former spouse to whom he was married on his Annuity Starting Date), if any, shall be required before any such change in a form of payment that involves such spouse may become effective, including any change that represents a change in a form of payment that was previously consented to by such spouse, unless, to the extent permitted by law, the previous consent acknowledged that the Participant may change the form of payment without the further consent of said spouse.

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The Participant upon electing any option of this section will designate the joint pensioner or Beneficiary to receive the benefit, if any, payable under the Plan in the event of his death and will have the power to change such designation from time to time, subject to the provisions of this section.  Any such designation will name a joint pensioner or one or more primary Beneficiaries where applicable.  Any change in a joint pensioner after the Participant's retirement income payments have commenced will be considered and treated under the Plan in the same manner as, and will be subject to the same restrictions that apply to, a change in the form of payment.  The consent of the Participant's spouse (which shall include, if applicable, his former spouse to whom he was married on his Armuity Starting Date), if any, shall be required before any such change in a Beneficiary or joint pensioner, under an option in which such spouse is not the primary Beneficiary or joint pensioner, may become effective, unless, to the extent permitted by law, such spouse has previously consented to and acknowledged that the Participant may change Beneficiaries or joint pensioners without the further consent of said spouse.  A Participant who wants to change any designated joint pensioner after his retirement income payments have started must submit to the Committee such evidence of the good health of any joint pensioner that is being removed as the Committee requires, and any such change shall be denied if, in the opinion of the Committee, such joint pensioner is not in good health. The amount of retirement income payable to the Participant upon the designation of a new joint pensioner shall be actuarially redetennined, taking into account the age of the former joint pensioner, the new joint pensioner and the Participant.  Each such designation will be made in writing on a form prepared by the Committee.  In the event that no designated Beneficiary survives the Participant, such benefits as are payable in the event of the death of the Participant subsequent to his retirement shall be paid as provided in Section 5.2 hereof.

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Retirement income payments will be made under the option elected in accordance with the provisions of this section and will be subject to the following limitations:

(A)
If a Participant's service is terminated by reason of his death prior to his Annuity Starting Date, no benefit will be payable under the option to any person, but a benefit may be payable on his behalf in accordance with the provisions of Section 2.4(B) hereof.

(B)
If a terminated Participant dies after the date of tem1ination of his service and prior to his Annuity Starting Date, no benefit will be payable under the option to any person, but a benefit may be payable on his behalf under the provisions of Section 2.4(A)(3) hereof.

(C)
In the case of a Participant who is married and who elects an option under which the commencement  of payment of his retirement income is deferred beyond his regularly scheduled Annuity Starting Date, the option elected by such Participant  must provide that a monthly lifetime income equal to or greater than a qualified preretirement survivor annuity (within the meaning of Section 417(c) of the Internal Revenue Code) will be payable to his surviving spouse in the event of his death after such regularly scheduled Annuity Starting Date and prior to his elected Annuity Starting Date unless his spouse consents to the option not providing such an income.

(D)
If the designated  Beneficiary or joint pensioner dies before the Participant's Annuity Starting Date, the option elected will be cancelled automatically and the retirement income payable to the Participant will be paid in the applicable form described in Section 2 hereof unless a new election is made in accordance with the provisions of this section or unless a new Beneficiary or joint pensioner is designated by the Participant prior to the date that his retirement income commences under the Plan.

(E)
If the Participant and, if applicable, his joint pensioner and his designated Beneficiary all die after the Participant's Annuity Starting Date but before the full payment has been effected under any option providing for payments for a period certain and if the commuted value of the remaining payments is equal to or less than the maximum amount that is permissible as an involuntary cash-out of accrued benefits under Sections 411 (a)(ll) and 417(e) of the Internal Revenue Code and regulations issued with respect thereto, the commuted value of the remaining payments shall, subject to the provisions of Section 3.2 hereof, be paid in a lump sum in accordance with the provisions of Section 5.3 hereof.

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(F)
If the Participant dies after his Annuity Starting Date, payment of his remaining interest, if any, shall be distributed, to the extent required by Section 401(a)(9) of the Internal Revenue Code and regulations issued thereunder, at least as rapidly as provided under the method of payment in effect prior to his death.

3.2 -        LUMP-SUM PAYMENT OF SMALL RETIREMENT INCOME

Notwithstanding any provision of the Plan to the contrary, if the single-sum value of the retirement income or other benefit payable on behalf of any Participant hereunder whose retirement income or other benefit payments have not commenced does not exceed $5,000, the following provisions shall apply.  A distribution under this Section 3.2 will not be permitted after the Annuity Starting Date and will not be permitted in the case of a Participant who is entitled to disability retirement income payments.  For the purposes of the Plan, a payment shall not be considered to occur after the Annuity Starting Date merely because actual payment is reasonably delayed for calculation of the benefit amount if all payments due are actually made.  Once a determination has been made by the Committee as to whether or not a lump-sum  payment may be payable as of the date of termination of the Participant's service under the provisions of this Section 3.2, calculations shall not be required as of any subsequent date to determine whether or not a lump-sum amount is payable under this Section 3.2; provided, however, that the Committee shall have the right (but shall be under no obligation) to establish, on a nondiscriminatory and uniformly applied basis, subsequent dates as of which calculations shall be made to determine whether or not (due to changes in the actuarial assumptions used to compute lump-sum distributions or due to a change in the maximum permissible involuntary cash-out amount) lump-sum amounts are payable under this Section 3.2 as of any such subsequent date on behalf of those Participants whose service had been terminated prior to such date but whose retirement income or other benefit payments have not commenced.

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(A)           Involuntary Cash-Out:  If the single-sum value of the benefit payable to the Participant does not exceed $1,000, or if the benefit is payable to a Beneficiary and the single-sum value does not exceed $5,000, the actuarial equivalent of such benefit shall be paid in a lump sum.

(B)           Voluntary Cash-Out:  Ifthe single-sum value of the benefit payable to the Participant is greater than $1,000 but does not exceed $5,000, the Participant may elect to receive the actuarial equivalent (determined using the interest and mortality assumptions that are being used as of the Annuity Starting Date to determine actuarially equivalent lump-sum distributions) of such benefit in a lump-sum distribution.  Such election must be in writing and must be filed with the Committee within 90 days after the date as of which the Committee informs him in writing of the actuarially equivalent value of such benefits. Payment of the elected benefit must be made or commence within 90 days after such election.

(C)           Lump-Sum Cash-Out of Zero Vested Accrued Benefits:  For the purposes of the Plan, if the present value of the vested accrued benefit that is payable on behalf of any Participant whose service is or has been terminated (either before, on or after the Effective Date of the Plan) is zero, the Participant shall be deemed to have received a distribution of such vested accrued benefit as of the date of termination of his service.

3.3 -        BENEFITS APPLICABLE TO PARTICIPANT WHO HAS BEEN OR IS EMPLOYED BY TWO OR MORE EMPLOYERS

In the event that a Participant's service is terminated for any reason and such Participant has been or is employed by any two or more Employers, his retirement or termination benefit, if any, shall be computed by applying the benefit formulas as if all the Employers were a single Employer; provided, however, if the Plan does not represent an IRC 414(1) Single Pl an with respect to all such Employers, there shall be a proper allocation (taking into account the Credited Service and Compensation  applicable to each Employer or group of Employers with respect to which the Plan represents an IRC 414(1) Single Plan) of the costs of the resulting benefits among the Employers (with respect to which the Plan does not represent an IRC 414(1) Single Plan) by which such Participant has been or is employed.

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3.4 -         NO DUPLICATION OF BENEFITS

Unless the context clearly provides otherwise, there shall be no duplication ofbenefits under the Plan or under any Supplement hereto, and the benefits payable under any section of the Plan to or on behalf of a Participant shall be inclusive of the benefits, if any, concurrently payable to or on behalf of the same Participant under all other sections of the Plan and under any Supplement hereto.

3.5 -        FUNDING OF BENEFITS THROUGH PURCHASE OF LIFE INSURANCE CONTRACT OR CONTRACTS

In lieu of paying benefits from the Trust Fund to a Participant or his Beneficiary, upon direction of the Committee with specific prior authorization in writing from the Employer, the Trustee shall enter into a contract or contracts, or an agreement or agreements, with one or more legal reserve life insurance companies for the purchase, with funds in the Trust, of a retirement annuity or other form of life insurance contract which, as far as possible, provides benefits equal to (or actuarially equivalent to) those provided in the Plan for such Participant or Beneficiary, but provides no optional form of retirement income or benefit which would not be permitted under Section 3.1 hereof, whereupon such contract shall thereafter govern the payment of the amount of benefit, if any, represented by such contract, which is payable under the Plan upon the Participant's retirement or termination of service, and the liability of the Trust Fund and of the Plan will cease and terminate with respect to such benefits that are purchased and for which the premiums are duly paid.

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Any policy or contract issued under this section shall be subject to the provisions hereof pertaining to the Qualified Joint and 50% Survivor Annuity Option, the Qualified Optional Survivor Annuity, and to the Qualified Preretirement Survivor Annuity.

Any policy or contract issued under this section prior to the termination of the Plan or prior to the distribution of the policy or contract to a Participant or Beneficiary hereunder shall provide that the Trustee shall retain all rights of ownership at all times except the right, unless such policy or contract provides otherwise, to designate the Beneficiary to receive any benefits payable upon the death ofthe Participant and shall further provide that all dividends or experience rating credits shall be paid to the Trustee and applied to reduce future Employer contributions to the Plan.

Any annuity contract distributed by the Trustee to a Participant or Beneficiary hereunder shall contain a provision to the effect that the contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose, to any person other than the issuer thereof.

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SECTION 4

GOVERNMENTAL REQUIREMENTS AFFECTING BENEFITS

4.1 -        SPECIAL PROVISIONS REGARDINGAMOUNT AND PAYMENT OF RETIREMENT INCOME

The amount and payment of retirement income determined under Sections 2. 1, 2.2, 2.3 and 2.4 hereof shall be subject to the following provisions of this Section 4.1.

(A)    Limitations Imposed by Section 415 of the Internal Revenue Code:

(1)         The limitations of this Section 4.1(A) shall apply to Limitation Years beginning on and after July 1, 2007, except as otherwise provided herein.

(2)         The Annual Benefit otherwise payable to a Participant under the Plan at any time shall not exceed the Maximum Permissible Benefit.  If the benefit the Participant would otherwise accrue in a Limitation Year would produce an Annual Benefit in excess of the Maximum Permissible Benefit, the benefit shall be limited (or the rate of accrual reduced) to a benefit that does not exceed the Maximum Permissible Benefit.

(3)         If the Participant is, or has ever been, a participant in another qualified defined benefit plan (without regard to whether the plan has been terminated) maintained by the employer or a predecessor employer, the sum of the Participant's Annual Benefits from all such plans may not exceed the Maximum  Permissible Benefit.  Where the Participant's employer-provided  benefits under all such defined benefit plans (determined as of the same age) would exceed the Maximum Permissible Benefit applicable at that age, the maximum monthly retirement income applicable to all such defined benefit plans of the employer shall be determined and allocated on a pro rata basis in proportion to the actuarially equivalent amount of retirement income otherwise accrued under each such defined benefit plan so that the Maximum Permissible Benefit is not exceeded.

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(4)         The application of the provisions of this section shall not cause the Maximum Permissible Benefit for any Participant to be less than the Participant's accrued benefit under all the defined benefit plans of the employer or a predecessor employer as of the end of the last Limitation Year beginning before July 1, 2007 under provisions of the plans that were both adopted and in effect before April 5, 2007. The preceding sentence applies only if the provisions of such defined benefit plans that were both adopted and in effect before April 5, 2007 satisfied the applicable requirements of statutory provisions, regulations, and other published guidance relating to Section 415 of the Internal Revenue Code in effect as of the end of the last Limitation Year beginning before July 1, 2007, as described in Section 1.415(a)-l (g)(4) of the Treasury regulations.

(5)         The limitations of this Section 4.1(A) shall be determined and applied taking into account the rules in Section 4.1(A)(7).  As used in this Section 4.1(A), the "Applicable Mortality Table" shall mean:  (i) for any annuity starting date that is on or after December 31, 2002 and prior to January l, 2008, the mortality table prescribed in Revenue Ruling 2001-62; and (ii) for any annuity starting date that is on or after January 1, 2008, the mortality table as defined in Code Section 417(e)(3)(B), modified from time to time by the Secretary of the Treasury.

(6)         Definitions.

(a)         "Annual Benefit" shall mean a benefit that is payable annually in the form of a straight life annuity.  Except as provided below, where a benefit is payable in a form other than a straight life annuity, the benefit shall be adjusted to an actuarially equivalent straight life annuity that begins at the same time as such other form of benefit and is payable on the first day of each month, before applying the limitations of this Section 4.l(A).  For a Participant who has or will have distributions commencing at more than one annuity starting date, the Annual Benefit shall be determined as of each such annuity starting date (and shall satisfy the limitations of this Section 4.1(A) as of each such date), actuarially adjusting for past and future distributions of benefits commencing at the other annuity starting dates.  For this purpose, the determination of whether a new starting date has occurred shall be made without regard to Section 1.401(a)-20, Q&A lO(d), and with regard to  Section 1.415(b)-l (b)(I)(iii)(B) and (C) of the Treasury regulations.

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No actuarial  adjustment to the benefit shall be made for (1) survivor  benefits payable to a surviving spouse  under a qualified  joint and survivor  annuity to the extent such benefits would  not be payable if the Participant's benefit were paid in another form; (2) benefits that are not directly  related to retirement benefits (such as a qualified  disability  benefit, preretirement incidental  death  benefits,  and postretirement medical benefits); or (3) the inclusion in the form of benefit of an automatic benefit increase feature, provided the form of benefit  is not subject  to Section  417(e)(3) of the Internal Revenue Code and would otherwise satisfy  the limitations of this Section 4.1 (A), and the Plan provides that the amount  payable under the form of benefit  in any Limitation Year shall not exceed the limits of this Section 4.l(A) applicable at the annuity starting date, as increased in subsequent years pursuant to Section 415(d)  of the Internal  Revenue Code.  For this purpose, an automatic benefit increase feature  is included  in a form of benefit ifthe form ofbenefit provides for automatic,  periodic increases to the benefits  paid in that form.

The determination ofthe Annual Benefit shall take into account Social Security supplements described in Section 411(a)(9) of the Internal Revenue Code and benefits transferred from another  defined benefit plan, other than transfers of distributable benefits pursuant  to Section  1.411(d)-4, Q&A-3(c), ofthe Treasury  regulations,  but shall disregard benefits  attributable to employee contributions or rollover contributions.

Effective  for distributions in Plan Years beginning after December 31, 2003, the determination of actuarial  equivalence of forms of benefit other than a straight  life annuity shall  be made in accordance with Section 4.1(A)(6)(a)(i) or (ii) below.

(i)
Benefit  Forms Not Subject  to Section  417(e)(3)  of the Internal Revenue Code: The straight  life annuity that is actuarially equivalent  to the Participant's  form of benefit shall be determined under this subsection (i) if the form of the Participant's benefit is either (1) a nondecreasing annuity (other  than a straight life annuity) payable for a period of not less than the life of the Participant  (or, in the case of a qualified  pre-retirement survivor  annuity, the life of the surviving spouse), or (2) an annuity  that decreases during the life of the Participant merely  because of (a) the death of the survivor annuitant  (but only if the reduction is not below 50% of the benefit payable before the death of the survivor annuitant), or (b) the cessation  or reduction of Social Security supplements or qualified  disability payments (as defined in Section  401(a)(ll) ofthe Internal  Revenue  Code).

(A)
Limitation Years beginning  before July l. 2007.  For Limitation  Years beginning before July 1, 2007, the actuarially  equivalent  straight  life annuity  is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's  form of benefit computed using whichever of the following  produces the greater annual amount: (I) the interest rate specified  in Section  1.1(B)(1)(b) of the Plan and the mortality  table (or other tabular factor) specified  in Section l.l(B)(l)(a) ofthe Plan for adjusting benefits in the same form; and (II) a 5 percent interest rate assumption and the Applicable Mortality Table for that annuity starting date.

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(B)
Limitation Years beginning on or after July 1, 2007.  For Limitation Years beginning on or after July I, 2007, the actuarially equivalent straight life annuity is equal to the greater of (I) the annual amount of the straight life annuity (if any) payable to the Participant under the Plan commencing at the same annuity starting date as the Participant's form of benefit; and (II) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's fom1 ofbenefit, computed using a 5 percent interest rate assumption and the Applicable Mortality Table for that annuity starting date.

(ii)
Benefit Forms Subject to Section 417(e)(3) of the Internal Revenue Code: The straight life annuity that is actuarially equivalent to the Participant's form of benefit shall be determined under this paragraph if the form of the Participant's benefit is other than a benefit form described in subsection (i) above.  In this case, the actuarially equivalent straight life annuity shall be determined as follows:

(A)
Annuity Starting Date in Plan Years Beginning After 2005.  If the annuity starting date of the Participant's form of benefit is in a Plan Year beginning after 2005, the actuarially equivalent straight life annuity is equal to the greatest of (I) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit, computed using the interest rate specified in Section 1.1(B)(1)(b) of the Plan and the mortality table (or other tabular factor) specified in Section l.l(B)(l)(a) of the Plan for adjusting benefits in the same form; (II) the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form ofbenefit, computed using a 5.5 percent interest rate assumption and the Applicable Mortality Table; and (III) the annual amount of the straight life armuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit, computed using the Applicable Interest Rate defined in Section  l .l(B)(2)(b) ofthe Plan and the Applicable Mortality Table, divided by 1.05.

(B)
Annuity Starting Date in Plan Years Beginning in 2004 or 2005.  If the annuity starting date of the Participant's form of benefit is in a Plan Year beginning in 2004 or 2005, the actuarially equivalent straight life annuity is equal to the annual amount ofthe straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit, computed using whichever of the following produces the greater annual amount: (I) the interest rate specified in Section 1.1(B)(l)(b) ofthe Plan and the mortality table (or other tabular factor) specified in Section 1.1(B)(l)(a) ofthe Plan for adjusting benefits in the same form; and (II) a 5.5 percent interest rate assumption and the Applicable Mortality Table.

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If the annuity starting date of the Participant's benefit is on or after the first day of the first Plan Year beginning in 2004 and before December 31, 2004, the application of this subsection (ii) shall not cause the amount payable under the Participant's form ofbenefit to be less than the benefit calculated under the Plan, taking into account the limitations of this Section 4.1(A), except that the actuarially equivalent straight life annuity is equal to the annual amount of the straight life annuity commencing at the same annuity starting date that has the same actuarial present value as the Participant's form of benefit, computed using whichever of the following produces the greatest annual amount:

(i)	the interest rate specified in Section 1.1(B)(1)(b) of the Plan and the mortality table (or other tabular factor) specified in Section 1.1(B)(l)(a) of the Plan for adjusting benefits in the same form;

(ii)	the Applicable Interest Rate defined in Section l.l(B)(2)(b) ofthe Plan and the Applicable Mortality Table; or

(iii)
the Applicable Interest Rate defined in Section  l.l(B)(2)(b) of the Plan (as in effect on the last day of the last Plan Year beginning before January 1, 2004, under provisions of the Plan then adopted and in effect) and the Applicable Mortality Table.

(b)           "IRC 415 Compensation" shall mean wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includible in gross income (including, but not limited to, commissions  paid salespersons, compensation for services on the basis of a percentage of profits, commissions  on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan [as described in Section 1.62-2(c)  of the Treasury regulations]), and excluding the following:

(i)
Employer contributions (other than elective contributions described in Sections 402(e)(3), 408(k)(6), 408(p)(2)(A)(i), or 457(b) ofthe Internal Revenue Code) to a plan of deferred compensation  (including a simplified employee pension described in Section 408(k) or a simple retirement account described in Section 408(p) of the Internal Revenue Code, and whether or not qualified) to the extent such contributions are not includible in the Employee's gross income for the taxable year in which contributed, and any distributions (whether or not includible in gross income when distributed) from a plan of deferred compensation (whether or not qualified), other than, amounts received during the year by an Employee pursuant to a nonqualified unfunded deferred compensation  plan to the extent includible in gross income;

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(ii)
amounts realized from the exercise of a nonstatutory stock option (that is, an option other than a statutory stock option as defined in Section 1.421-1 (b) of the Treasury regulations), or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial  risk of forfeiture;

(iii)	amounts realized from the sale, exchange or other disposition of stock acquired under a statutory stock option;

(iv)
other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Employee and are not salary reduction amounts that are described in Section 125 ofthe Internal Revenue Code); and

(v)	other items of remuneration that are similar to any of the items listed in (i) through (iv).

For any self-employed individual, IRC 415 Compensation shall mean earned income.

Except as provided herein, for Limitation Years beginning after December 31, 1991, IRC 415 Compensation  for a Limitation Year is the IRC 415 Compensation actually paid or made available during such Limitation Year.  IRC 415 Compensation for a Limitation Year shall include amounts earned but not paid during the Limitation Year solely because of the timing of pay periods and pay dates, provided the amounts are paid during the first few weeks of the next Limitation Year, the amounts are included on a uniform and consistent basis with respect to all similarly situated employees, and no compensation is included in more than one Limitation Year.

For Limitation Years beginning on or after July 1, 2007, IRC 415 Compensation for a Limitation  Year shall also include compensation  paid by the later of2months after an Employee's severance from employment with the employer maintaining the Plan or the end of the Limitation Year that includes the date ofthe Employee's severance from employment with the employer maintaining the Plan, if:

(i)
the payment is regular compensation for services during the Employee's regular working hours, or compensation for services outside the Employee's regular working hours (such as overtime or shift differential), commissions, bonuses, or other similar payments, and, absent a severance from employment, the payments would have been paid to the Employee while the Employee continued in employment  with the Employer;

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(ii)	the payment is for unused accrued bona fide sick, vacation or other leave that the Employee would have been able to use if employment had continued; or

(iii)
the payment is received by the Employee pursuant to a nonqualified unfunded deferred compensation  plan and would have been paid at the same time if employment  had continued,  but only to the extent includible in gross income.

Any payments not described above shall not be considered IRC 415 Compensation if paid after severance from employment, even if they are paid by the later of2months after the date of severance from employment or the end of the Limitation Year that includes the date of severance from employment, except, (I) payments to an individual who does not currently perform services for the employer by reason of qualified military service (within the meaning of Section 414(u){l)  of the Internal Revenue Code) to the extent these payments do not exceed the amounts the individual would have received if the individual had continued to perform services for the employer rather than entering qualified military service, or (2) compensation  paid to a Participant who is permanently and totally disabled, as defined in Section 22(e)(3) of the Internal Revenue Code, provided that salary continuation applies to all Participants who are permanently and totally disabled for a fixed or determinable period, or the Participant was not a Highly Compensated Employee immediately before becoming disabled.

Back pay, within the meaning of Section 1.415(c)-2(g)(8) ofthe Treasury regulations, shall be treated as IRC 415 Compensation for the Limitation Year to which the back pay relates to the extent the back pay represents wages and compensation that would otherwise be included under this definition.

For Limitation Years beginning after December 31, 1997, IRC 415 Compensation paid or made available during such Limitation Year shall include amounts that would otherwise be included in IRC 415 Compensation  but for an election under Section 125(a), 402(e)(3), 402(h)(l)(B), 402(k), or 457(b) of the Internal Revenue Code.

For Limitation Years beginning after December 31, 2000, IRC 415 Compensation shall also include any elective amounts that are not includible in the gross income of the Employee by reason of Section 132(f)(4) ofthe Internal Revenue Code.

For Limitation Years begitming after December 31, 2001, IRC 415 Compensation shall also include deemed Section 125 compensation.  Deemed Section 125 compensation is an amount that is excludable under Section 106 of the Internal Revenue Code that is not available to a participant in cash in lieu of group health coverage under a Section 125 arrangement solely because the Participant is unable to certify that he or she has other health coverage. Amounts are deemed Section 125 compensation only if the employer does not request or otherwise collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

For Limitation Years beginning after December 31, 2009, IRC 415 Compensation for a Limitation Year also shall include differential wage payments as defined in section 340l(h)(2) ofthe Code  that are paid by the Employer  during  a period of qualified  military service.

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IRC 415 Compensation shall  not include amounts paid as compensation to a nonresident alien, as defined  in Section  7701(b)(l)(B) of the Internal Revenue Code, who is not a Participant in the Plan to the extent  the compensation is excludable from gross income and is not effectively connected  with the conduct  of a trade or business  within the United States.

(c)           "Defined  Benefit Compensation Limitation"  shall mean 100 percent of a Participant's High Three-Year Average  Compensation, payable in the form of a straight  life annuity.

In the case of a Participant who has had a severance from employment with the employer, the Defined  Benefit Compensation Limitation applicable to the Participant in any Limitation  Year beginning  after the date of severance shall  be automatically adjusted  by multiplying the limitation applicable to the Participant in the prior Limitation Year by the annual  adjustment factor under Section 415(d) of the Internal  Revenue Code; provided, however,  if the Employer  maintains a plan for the purpose of restoring  benefits  that certain Participants may not receive under the Plan due to the limitations on contributions and benefits imposed  by Section 415 of the Internal  Revenue Code and/or  due to the limitations imposed  on compensation under Section 401(a)(17) of said Code, and if the Participant or his Beneficiary  receives or has received  a benefit  or benefits under such restoration plan and a portion of such  benefit or benefits  would  be duplicated by the cost-of-living adjustment provided  under this paragraph, then such cost-of-living adjustment that would represent  a duplication of benefits shall not apply to the Participant or Beneficiary unless the value of the benefit payable from the restoration plan that would  cause such duplication of benefits under the Plan is returned to the Employer by the Participant or Beneficiary within 60 days of the effective  date of such cost-of-living adjustment or the date that such cost-of-living adjustment is annmmced  by the Internal Revenue Service,  whichever date is later; and provided  further, however,  that such 60-day period may be extended  by the Committee if, in its opinion, reasonable cause exists  for such an extension. The adjusted  compensation limit shall apply to Limitation Years ending  with or within the calendar  year of the date of the adjustment, but a Participant's benefits shall not reflect the adjusted  limit prior to January  1 of that calendar year.

In the case of a Participant who is rehired after a severance from employment, the Defined Benefit Compensation Limitation is the greater  of I 00 percent of the Participant's High Three-Year Average Compensation, as determined prior  to the severance from employment, as adjusted  pursuant to the preceding  paragraph, if applicable; or 100 percent  of the Participant's High Three-Year Average  Compensation, as determined after the severance from employment under subsection (g) below.

(d)         "Defined  Benefit  Dollar  Limitation" shall  mean, effective for Limitation Years ending after December  31, 2001, $160,000, automatically adjusted under Section 415(d)  of the Internal  Revenue Code effective January l of each year, and payable in the form of a straight  life annuity.  The new limitation shall apply to Limitation Years ending with or within the calendar year of the date of the adjustment, but a Participant's benefits shall not reflect the adjusted  limit prior to January  1 of that calendar year.  The automatic annual adjustment of the Defined  Benefit  Dollar  Limitation shall apply to Participants who have had a separation from employment.

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(e)         "employer" shall mean the employer  that adopts this Plan, and all members of a controlled  group  of corporations, as defined in Section 414(b) of the Internal Revenue Code, as modified by Section 415(h),  all commonly controlled  trades or businesses (as defined  in Section  414(c)  ofthe Internal  Revenue Code, as modified,  except in the case of a brother-sister group  of trades  or businesses under common  control, by Section 4 I 5(h)), or affiliated  service  groups  (as defined  in Section 414(m))  of which the adopting employer is a part, and any other entity required  to be aggregated  with the employer pursuant to Section  414(o) of the Internal  Revenue Code.

(f)           "Formerly Affiliated  Plan of the Employer•• shall  mean a plan that, immediately prior to the cessation of affiliation, was actually  maintained by the employer and, immediately after the cessation of affiliation, is not actually  maintained  by the employer.  For this purpose, cessation of affiliation means the event that causes an entity to no longer  be considered the employer, such as the sale of a member  of the controlled  group of corporations, as defined  in Section 414(b)  of the Internal Revenue Code, as modified by Section 415(h),  to an unrelated corporation, or that causes a plan to not actually  be maintained by the employer, such as transfer of plan sponsorship outside a controlled  group.

(g)           "High  Three-Year Average Compensation.. shall mean the average compensation for the three consecutive years of service (or, if the Participant has less than three consecutive years of service, the Participant's longest consecutive period of service, including fractions  of years, but not less than one year) with the employer  that produces the highest  average. A year of service with the employer  is the 12-consecutive month period that begins on January  1 of each calendar  year.  In the case of a Participant who is rehired  by the employer after a severance from employment, the Participant's high three year average compensation shall be calculated by excluding all years for which the Participant performs  no services for and receives  no compensation from the employer  (the break  period)  and by treating  the years immediately preceding  and following the break period as consecutive. A Participant's compensation for a year of service shall not include compensation in excess of the limitation under Section  401(a)(l7) of the Internal Revenue Code  that is in effect  for the calendar year in which such year of service  begins.

(h)           "Limitation Year" shall mean the calendar  year unless a different 12-month period has been elected  by the employer  in accordance with regulations or rulings issued  by the Internal  Revenue  Service.   All qualified  plans maintained  by the employer must use the same Limitation Year.  If the Limitation Year is amended  to a different 12-consecutive month  period, the new Limitation Year must begin on a date within the Limitation Year in which the amendment is made.

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(i)           "Maximum Permissible Benefit"  shall mean the lesser of the Defined Benefit  Dollar  Limitation or the Defined  Benefit Compensation Limitation (both adjusted where required  as provided  below).

(i)
Adjustment for Less Than 10 Years of Participation or Service:   If the Participant has less than 10 Years of Participation in the Plan, the Defined Benefit Dollar Limitation shall  be multiplied by a fraction, the numerator  of which  is the number  of Years (or part thereof, but not less than one year) of Participation in the Plan, and the denominator of which is 10. In the case of a Participant who has less than 1 0 Years of Service with the employer, the Defined Benefit  Compensation Limitation shall  be multiplied  by a fraction, the numerator of which is the number of Years (or part thereof,  but not less than 1 year) of Service with the employer, and the denominator of which is 10.

(ii)
Adjustment of Defined  Benefit  Dollar Limitation for Benefit Commencement Before Age 62 or after Age 65:  Effective for benefits commencing in Limitation Years ending  after December 31, 2001, the Defined  Benefit Dollar Limitation shall  be adjusted  if the annuity  starting date ofthe Participant's benefit  is before age 62 or after age 65. If the annuity starting date is before age 62, the Defined  Benefit  Dollar Limitation shall be adjusted  under subsection (A) below,  as modified  by subsection (C) below in this subsection (ii).  If the annuity  starting  date is after age 65, the Defined Benefit  Dollar Limitation shall  be adjusted  under subsection (B) below, as modified  by subsection (C) below  in this subsection (ii).

(A)	Adjustment of Defined Benefit Dollar Limitation for BenefitCommencement Before Age 62:

I.            Limitation Years Beginning Before July l, 2007.  lfthe annuity starting date for the Participant's benefit is prior to age 62 and occurs in a Limitation Year beginning before July 1, 2007, the Defined Benefit  Dollar Limitation for the Participant's annuity  starting date is the annual amount  of a benefit payable in the form of a straight  life annuity commencing at the Participant's annuity  starting date that is the actuarial equivalent of the Defined Benefit  Dollar Limitation (adjusted for Years of Participation less than 10, if required)  with actuarial  equivalence computed using whichever  ofthe following produces the smaller  annual amount: (a) the interest rate specified  in Section 1.1(B)(1)(b) of the Plan and the mortality  table (or other tabular factor) specified in Section l.l(B)(l)(a) ofthe Plan; or (b) a 5-percent  interest rate assumption and the Applicable Mortality Table.

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II.           Limitation Years Beginning on or After July 1, 2007.

(a)           Plan Does Not Have Immediately  Commencing Straight Life Annuity  Payable  at Both Age 62 and the Age of Benefit Commencement.  If the annuity starting date for the Participant's benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the Defined Benefit Dollar Limitation for the Participant's annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant's annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted for Years of Participation less than 10, if required) with actuarial equivalence computed using a 5 percent interest rate assumption and the Applicable Mortality Table (and expressing the Participant's age based on completed calendar months as of the annuity starting date).

(b)           Plan Has Immediately Commencing Straight Life Annuity Payable at Both Age 62 and the Age of Benefit Commencement.  If the annuity starting date for the Participant's benefit is prior to age 62 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 62 and the age of benefit commencement, the Defined Benefit Dollar Limitation for the Participant's annuity starting date is the lesser of the limitation determined under subsection (a) immediately above and the Defined Benefit Dollar Limitation (adjusted for Years of Participation less than 10, if required) multiplied by the ratio of the annual amount of the immediately commencing straight life annuity under the Plan at the Participant's annuity starting date to the annual amount of the immediately commencing straight life annuity under the Plan at ag 62, both determined without applying the limitations of this Section 4.1(A).

(B)	Adjustment of Defined Benefit Dollar Limitation for Benefit Commencement After Age 65:

I.             Limitation Years Beginning Before July 1, 2007.  If the annuity starting date for the Participant's benefit is after age 65 and occurs in a Limitation Year beginning before July 1, 2007, the Defined Benefit Dollar Limitation for the Participant's annuity starting date is the ammal amount of a benefit payable in the form of a straight life annuity commencing at the Participant's annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted for Years of Participation less than 10, if required) with actuarial equivalence computed using whichever of the following produces the smaller annual amount: (1) the interest rate specified in Section 1.1(B)(l )(b) of the Plan and the mortality table (or other tabular factor) specified in Section 1. I (B)(l )(a) of the Plan; or (2) a 5-percent interest rate assumption and the Applicable Mortality Table.

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II.         Limitation Years Beginning On or After July 1, 2007.

(a)           Plan Does Not Have Immediately Commencing Straight Life Annuity Payable at Both Age 65 and the Age of Benefit Commencement.   If the annuity starting date for the Participant's benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan does not have an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the Defined Benefit Dollar Limitation at the Participant's annuity starting date is the annual amount of a benefit payable in the form of a straight life annuity commencing at the Participant's annuity starting date that is the actuarial equivalent of the Defined Benefit Dollar Limitation (adjusted for Years of Participation less than 10, if required), with actuarial equivalence computed using a 5 percent interest rate assumption and the Applicable Mortality Table for that annuity starting date (and expressing the participant's age based on completed calendar months as of the annuity starting date).

(b)           Plan Has Immediately Commencing Straight Life Annuity Payable at Both Age 65 and the Age of Benefit Commencement.   If the annuity starting date for the Participant's benefit is after age 65 and occurs in a Limitation Year beginning on or after July 1, 2007, and the Plan has an immediately commencing straight life annuity payable at both age 65 and the age of benefit commencement, the Defined Benefit Dollar Limitation at the Participant's annuity starting date is the lesser of the limitation determined under subsection (a) immediately above and the Defined Benefit Dollar Limitation (adjusted for Years ofParticipation less than10, if required) multiplied by the ratio of the annual amount of the adjusted immediately commencing straight life annuity under the Plan at the Participant's annuity starting date to the annual amount of the adjusted immediately commencing straight life annuity under the Plan at age 65, both determined  without applying the limitations ofthis Section 4.1(A).  For this purpose, the adjusted immediately commencing straight life annuity under the Plan at the Participant's annuity starting date is the annual amount of such annuity payable to the Participant, computed disregarding the Participant's accruals after age 65 but including actuarial adjustments even ifthose actuarial adjustments are used to offset accruals; and the adjusted immediately commencing straight life annuity under the Plan at age 65 is the annual amount of such annuity that would be payable under the Plan to a hypothetical participant who is age 65 and has the same accrued benefit as the Participant.

(C)
Notwithstanding  the other requirements of this subsection (ii), in adjusting the Defined Benefit Dollar Limitation for the participant's annuity starting date under paragraphs (A)I, (A)II(a), (B)(I) or (B)II(a) of this Section 4.1 (A)(6)(i)(ii), no adjustment shall be made to the Defined Benefit Dollar Limitation to reflect the probability of a Participant's death between the annuity starting date and age 62, or between age 65 and the annuity starting date, as applicable, if benefits are not forfeited upon the death of the Participant prior to the annuity starting date.  To the extent benefits are forfeited upon death before the annuity starting date, such an adjustment shall be made. For this purpose, no forfeiture shall be treated as occurring upon the Participant's death if the Plan does not charge Participants for providing a qualified preretirement survivor annuity, as defined in Section 417(c) of the Internal Revenue Code, upon the Participant's death.

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(iii)
Minimum Benefit Permitted:  Notwithstanding anything else in this section to the contrary, the benefit otherwise accrued or payable to a Participant under this Plan shall be deemed not to exceed the Maximum Permissible Benefit if:

(A)
the retirement benefits payable for a Limitation Year under any form of benefit with respect to such Participant under this Plan and under all other defined benefit plans (without regard to whether a Plan has been terminated) ever maintained by the employer do not exceed $10,000 multiplied  by a fraction, the numerator of which is the Participant's number of Years (or part thereof, but not less than one year) of Service (not to exceed 10) with the employer, and the denominator of which is lO;and

(B)
the employer (or a predecessor employer) has not at any time maintained a defined contribution plan in which the Participant participated  (for this purpose, mandatory employee contributions under a defined benefit plan, individual medical accounts under Section 40l(h) ofthe Internal Revenue Code, and accounts for postretirement  medical benefits established under Section 419A(d)(l) of the Internal Revenue Code are not considered a separate defined contribution  plan).

(j)            "Predecessor Employer" shall mean, if the employer maintains a plan that provides a benefit which the Participant accrued while performing services for a former employer, the former employer with respect to the Participant in the plan.  A fonner entity that antedates the employer is also a predecessor employer with respect to a participant if, under the facts and circumstances, the employer constitutes a continuation of all or a portion of the trade or business of the former entity.

(k)            "Severance from Employment" shall mean the Employee ceases to be an employee of the employer maintaining the Plan.  An Employee does not have a severance from employment if, in connection with a change of employment, the Employee's new employer maintains the Plan with respect to the Employee.

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(I)           "Year of Participation."  The Participant shall be credited with a Year of Participation (computed to fractional parts of a year) for each accrual computation period for which the following conditions are met: (1) the Participant is credited with at least the number of hours of service (or period of service if the elapsed time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and (2) the Participant is included as a participant under the eligibility provisions of the Plan for at least one day of the accrual computation period. If these two conditions are met, the portion of a Year of Participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period. A Participant who is permanently and totally disabled within the meaning of Section 415(c)(3)(C)(i)  ofthe Internal Revenue Code for an accrual computation period shall receive a Year of Participation with respect to that period.  Jn addition, for a Participant to receive a Year of Participation (or part thereof) for an accrual computation period, the Plan must be established no later than the last day of such accrual computation period.  In no event shall more than one Year of Participation  be credited for any 12-month period.

(m)           "Year of Service."  For purposes of Section 4.1(A)(6)(g), the Participant shall be credited with a Year of Service (computed to fractional parts of a year) for each accrual computation period for which the Participant  is credited with at least the number of hours of service (or period of service if the elapsed time method is used) for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual computation period, taking into account only service with the employer or a predecessor employer.

(7)           Other Rules.

(a)           Benefits Under Terminated Plans.  If a defined benefit plan maintained by the employer has terminated with sufficient assets for the payment of benefit liabilities of all plan participants and a Participant in the Plan has not yet commenced benefits under the Plan, the benefits provided pursuant to the annuities purchased to provide the Participant's benefits under the terminated plan at each possible annuity starting date shall be taken into account in applying the limitations of this Section 4.1 (A).  If there are not sufficient assets for the payment of all participants' benefit liabilities, the benefits taken into account shall be the benefits that are actually provided to the Participant under the terminated plan.

(b)           Benefits Transferred From the Plan.  lf a participant's benefits under a defined benefit plan maintained by the employer are transferred to another defined benefit plan maintained by the employer and the transfer is not a transfer of distributable benefits pursuant to Section 1.411(d)-4, Q&A-3(c), ofthe Treasury regulations, the transferred benefits are not treated as being provided under the transferor plan (but are taken into account as benefits provided under the transferee plan).  If a participant's benefits under a defined benefit plan maintained by the employer are transferred to another defined benefit plan that is not maintained by the employer and the transfer is not a transfer of distributable benefits pursuant to Section 1.411(d)-4, Q&A-3(c), ofthe Treasury regulations, the transferred benefits are treated by the employer's plan as if such benefits were provided under annuities purchased to provide benefits under a plan maintained by the employer that terminated immediately prior to the transfer with sufficient assets to pay all participants' benefit liabilities under the plan.  If a participant's benefits under a defined benefit plan maintained by the employer are transferred to another defined benefit plan in a transfer of distributable benefits pursuant to Section 1.411(d)-4, Q&A-3(c), ofthe Treasury regulations, the amount transferred is treated as a benefit paid from the transferor plan.

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(c)           Formerly Affiliated Plans of the Employer.  A Formerly Affiliated Plan of the Employer shall be treated as a plan maintained by the employer, but the Formerly Affiliated Plan of the Employer shall be treated as if it had terminated immediately prior to the cessation of affiliation with sufficient assets to pay participants' benefit liabilities under the plan and had purchased annuities to provide benefits.

(d)           Plans of a Predecessor Employer.  lfthe employer maintains a defined benefit plan that provides benefits accrued by a Participant while performing services for a predecessor employer, the Participant's benefits under a plan maintained by the predecessor employer shaH be treated as provided under a plan maintained by the employer. However, for this purpose, the plan of the predecessor employer shall be treated as if it had terminated immediately prior to the event giving rise to the predecessor employer relationship with sufficient assets to pay participants' benefit liabilities under the plan, and had purchased annuities to provide benefits; the employer and the predecessor employer shall be treated as if they were a single employer immediately prior to such event and as unrelated employers immediately after the event; and if the event giving rise to the predecessor relationship is a benefit transfer, the transferred benefits shall be excluded in determining the benefits provided under the plan of the predecessor employer.

(e)           Special Rules.  The limitations of this Section 4.l(A) shall be determined and applied taking into account the rules in Section 1.415(f)-l(d), (e) and (h) of the Treasury regulations.

(f)           Aggregation with Multiemployer Plans.

(i)           If the employer maintains a multiemployer plan, as defined in Section 414(f) of the Internal Revenue Code, and the multiemployer plan so provides, only the benefits under the multiemployer plan that are provided by the employer shall be treated as benefits provided under a plan maintained by the employer for purposes of this Section 4.1 (A).

(ii)          Effective for Limitation Years ending after December 31, 2001, a multiemployer plan shall be disregarded for purposes of applying the compensation limitation of Sections 4.1(A)(6)(c) and 4.1(A)(6)(i)(i)  to a plan which is not a multiemployer plan.

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   (8)           The foregoing provisions of this Section 4.1 (A) are intended to implement and comply with the applicable requirements of Section 415 of the Internal Revenue Code, which are incorporated herein by this reference, and in the event that any provision herein fails to comply with an applicable requirement of Section 415 of the Internal Revenue Code, such provision shall be construed so as to comply at all times with the applicable requirement of Section 415 of the Internal Revenue Code.

(B)           Minimum Benefits on Normal or Early Retirement:  Any provisions of Section 2.1 or 2.2 hereof to the contrary notwithstanding, in the event of the normal retirement or early retirement of a Participant in accordance with the provisions of Section 2.1 or 2.2 hereof, his monthly retirement income determined in accordance with the provisions of Section 2.1(8) or 2.2(B) hereof, whichever is applicable, shall not be less than the monthly retirement income, if any, determined in accordance with the provisions of Section 2.1 (B) or 2.2(B) hereof that such Participant would have received as of any earlier date of retirement if he had retired under the provisions of Section 2.1 or 2.2 at any time prior to his actual date of retirement.

(C)           Requirement With Respect to Form of Payment:  The Committee shall provide each Participant, during the period beginning 90 days before his Annuity Starting Date and ending 30 days before his Annuity Starting Date (or as soon after the expiration of such period as is administratively  practicable), a written notification of his optional f01ms of payment.  Such written notification shall set forth an explanation of:

(1)	if the Participant is married:

(a)	the terms and conditions of the Qualified Joint and 50% Survivor Annuity form of payment;

(h)	the Participant's right to elect, and the effect of electing, to waive the Qualified Joint and 50% Survivor Annuity form of payment;

(c)	the rights of the Participant's spouse; and

(d)	the right to revoke, and the effect of revoking, an election to waive the Qualified Joint and 50% Survivor Annuity form of payment;

4- 16

(2)	the eligibility conditions and material features of the optional forms of payment available under the Plan;

(3)	the financial effect of electing each optional fom1 of payment;

(4)	in the event the notification described herein is required and isprovided to the Participant after his Annuity Starting Date, the Participant's right to elect a retroactive Annuity Starting Date;

(5)	the relative values of the optional forms of payment available under thePlan; and

(6)
the right to defer distribution and the financial effect of deferring distribution, including the tax consequences of failing to defer corrunencement of benefits or any material affect on other non retirement benefits; and

(7)	such other information as may be required under applicable regulations.

The written notification described above shall not be required if the single-sum value of the Participant's retirement income is less than or equal to $5,000.

In the event the written notification described above is required and is provided to the Participant after the Participant's Annuity Starting Date, the Participant's Annuity Starting Date shall be deemed to be his "retroactive Annuity Starting Date," and the provisions of Section 4.1(1) shall apply.

Any provisions of Section 2.1, 2.2, 2.3, 2.4(A) or 3.1 hereof to the contrary notwith- standing, if a Participant does not elect, in writing filed with the Committee during the election period described below, to receive the retirement income payable on his behalf on and after his Annuity Stat1ing Date either (i) under the fonn of payment that is specified in Section 2.1(C), 2.2(C), 2.3(F) or 2.4(A)(2), whichever is applicable, or (ii) under an optional form of payment described in and subject to the provisions of Section 3.1 hereof, such Participant shall be deemed to have elected , and the retirement income payable on and after his Annuity Starting Date shall automatically  be paid in accordance with the provisions of, either:

4- 17

(l)	if he does not have a spouse at his Annuity Starting Date, the form of payment that is specified in Section 2.1 (C), 2.2(C), 2.3(F) or 2.4(A)(2), whichever is applicable; or

(2)	if he has a spouse at his Annuity Starting Date, the Qualified Joint and 50% Survivor Annuity Option.

Any Participant may make an election under this section at any time (and any number of times) prior to the commencement of his retirement income or other benefit payments and during the period beginning on the date which is 90 days prior to his Annuity Starting Date and ending on the latest to occur of (i) his Annuity Starting Date, (ii) the date which is 90 days after the date on which he was provided with the general written explanation  described above or (iii) the date which is 90 days after the date on which he was provided with any specific detailed information concerning the payment of his retirement income that is required to be furnished due to the request of the Participant.  If any such Participant does not file his election with the Committee prior to the expiration of the election period described above, the commencement of his retirement income will be delayed and will be subject to the provisions of Section 4.1 (J) of the Plan concerning retroactive Annuity Starting Dates. If any Participant has elected a form of payment other than the automatic form provided above and his retirement income or other benefit payments have not commenced, he may subsequently revoke such election, in writing filed with the Committee within the election period described above, in order to receive his retirement income payable in accordance with the automatic form provided above.  Any provisions of Section 3.1 hereof to the contrary notwithstanding, if any Participant is not provided with the written notification described in the first sentence of this section at least 30 days before his Annuity Starting Date but is provided in the written notification a period of at least 30 days in which to make his election under this section, he may waive such notice period (with any applicable spousal consent) and file his election with the Committee, and his retirement income or other  benefit  may commence  within 30 days after the date on which he was provided  with such written  notification,  but more than 7 days after such date.  Any provisions herein to the contrary  notwithstanding, the written consent of the Participant's spouse during  the applicable election  period shall be required in order for the Participant to receive  his retirement income  in a form other than that provided under a Qualified Joint and Survivor Annuity.

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(D)           Qualified Preretirement Survivor Annuity: If a deceased  Participant, whose death occurs on or after his Initial Vesting Date and prior to his Annuity Starting  Date, had been married to his spouse throughout the one-year  period  immediately preceding  his death and he had designated a person  other than his spouse  as his Beneficiary and such spouse has not validly consented to such other person being designated as the Beneficiary,  the Participant shall be deemed  to have:

(1)	revoked his prior designation of Beneficiary;

(2)	designated such spouse as his Beneficiary to receive a portion of the death benefit payable on his behalf under Section 2.3(G), 2.4(A)(3) or 2.4(B),whichever is applicable;

(3)
specified that the portion of the benefit provided  under Section  2.3(G),2.4(A)(3) or 2.4(B) that is payable to his surviving spouse  will be payable as an actuarially equivalent monthly income payable on the first day of each month with the first payment being due (only if said spouse is then living) on the Participant's Normal Retirement  Date or the first day of the month  coincident with or next following the date of the Participant's death, whichever is later, and with the last payment being the payment due immediately preceding such spouse's death;

(4)
specified that the portion of the benefit provided under Section  2.3(G),2.4(A)(3) or 2.4(B) that is payable to the surviving spouse shall have an actuarially equivalent single-sum value, determined  as of the date of his death, equal to the single-sum value, determined as of the date of his death, of the monthly  retirement  income that would be payable to his surviving spouse, commencing on the Participant's Earliest Annuity Commencement Date, under the Qualified  Joint and 50% Survivor Annuity Option if:

4- 19

(a)
the Participant's service  had been terminated  on the date of his death  for a reason other  than disability retirement  or death (or, if the Participant is a vested  terminated  Participant  entitled  to a benefit  under Section 2.4(A)  hereof, he had survived to the Earliest  Annuity Commencement Date);

(b)
the Participant had (for the purposes  of determining the amount of such monthly  retirement income commencing at his Earliest Annuity  Commencement Date) waived the death benefit coverage under Section  2.4(A)(3) hereof, if applicable, during the period beginning on the date ofhis death and ending on his Earliest  Annuity  Commencement Date; and

(c)
the Participant had died immediately after such commencement of payments  (one-half of the initial payment which would have been due the Participant on his Earliest Annuity Commencement Date shall  be included  in the determination of such single-sum value); and

(5)
designated such other person (or persons) that was named as his Beneficiary under such revoked  designation as the Beneficiary to receive the remaining portion  of such benefit payable on his behalf under and in accordance with the provisions  of Section 2.3(G), 2.4(A)(3) or 2.4(8) hereof.

In lieu of the payment  of such benefit  to the surviving spouse  of a Participant in the form of the monthly income  described in Section  4.1 (D)(3)  above commencing at the Participant's Normal Retirement Date, such benefit may be paid on an actuarially  equivalent basis to the Participant's spouse  in such other  manner and form permitted  under Section  2.4(8) hereof and commencing on such other date permitted  under Section 2.4(8) hereof as the surviving spouse  may elect in writing  filed with the Committee. For the purposes of Sections  4.1(D)(3) and 4.1(D)(4) above, the Earliest  Annuity  Commencement Date of a deceased  disabled Participant on whose  behalf a death benefit is payable w1der Section  2.3(G)  hereof and the monthly retirement income  that would  be payable to his surviving spouse, commencing on his Earliest  Annuity  Commencement Date, under the Qualified Joint and 50% Survivor Annuity  Option,  shall be determined as though such Participant had recovered  from his total and permanent  disability  and had reentered  the service of the Employer immediately prior to his death.

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Except to the extent that it is otherwise permissible w1der the provisions of Section 41 7 (or any other applicable section) of the Internal  Revenue  Code or regulations or rulings issued  pursuant thereto for such a spouse  to elect to waive his right to the qualified preretirement survivor annuity, the consent  of the Participant's spouse  to another  person  being designated as the Beneficiary  ofthe Participant shall  be valid for the purposes of this Section 4.1(D) only if such consent satisfies  the requirements of Section  4.1(E) hereof and the Participant was given a written explanation of the Qualified Preretirement Survivor Annuity (containing the information  described in the paragraph  below)  prior to obtaining such consent; provided, further, in the event that the Participant's death occurs  on or after the beginning of the Plan Year in which he attained  the age of35  years, such consent  in order to be valid must have been given on or after the beginning  of the Plan  Year in which the Participant attained  the age of 35 years or after his separation from service.

The Committee shall provide  each Employee, who is a Participant in the Plan, within the one-year  period immediately following (a) the beginning  ofthe Plan Year in which he will attain the age of32 years or (b) the date on which  he becomes  a Participant in the Plan, whichever is later, or, if his service  is terminated on or after his Initial Vesting  Date and prior to his attaining  the age of32 years, within the one-year  period immediately following the date of termination of his service, or as soon thereafter as is administratively practicable, with written  notification of (i) the terms and conditions upon which the Qualified Preretirement Survivor Annuity described  above will be payable to his surviving spouse,  (ii) the Participant's right to designate at any time prior to his death a person other  than his spouse  as his Beneficiary and the effect that such a designation will have on the Qualified Preretirement Survivor Annuity,  (iii) the rights of the Participant's spouse  in the event that the spouse  does not consent  to such designation and (iv) the right of the Participant to change  his Beneficiary designation in accordance with the provisions of Section 5.2 hereof at any time prior to his death and the effect that such a change will have upon the Qualified Preretirement Survivor Annuity.

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If the Beneficiary of a Participant is his spouse but the Participant elects, pursuant to the provisions of Section 2.4(A)(3) or 2.4(B) hereof, whichever is applicable, an actuarially equivalent form of payment of the benefit provided under such applicable section that does not provide for monthly payments during the lifetime of his spouse in an amount at least as great as the minimum qualified preretirement survivor annuity required under Section 417 of the Internal Revenue Code, the Committee shall inform such Participant that such election will constitute an election not to receive a benefit which has the effect of a qualified preretire ment survivor annuity provided under a qualified joint and survivor annuity as described in Section 417 of the Internal Revenue Code, and the consent of the Participant's spouse shall be required in order for such an election to become effective.

There shall be no duplication  between the benefits provided under Sections 2.3(G), 2.4(A)(3) and 2.4(B) and under the Qualified Preretirement Survivor Annuity described in this Section 4.1 (D), but the benefits under each shall be inclusive of the benefits under the other.

(E)           Spousal Consent Requirement and Waiver: Any provisions herein to the contrary notwithstanding,  if the consent of the spouse of the Participant is required for any reason under the provisions hereof, such consent in order to be effective must be in writing and witnessed by a Plan representative  or a notary public.  In the event that such consent is with respect to the election of a form of payment other than a Qualified Joint and Survivor Annuity or the designation of a person other than the spouse as the Participant's Beneficiary, such consent must acknowledge  the specific form of payment that has been elected or the person who has been designated as Beneficiary, as the case may be, and must acknowledge the effect of such consent.  Any of the above to the contrary notwithstanding, such spousal consent for any reason hereunder shall, unless otherwise required by the Committee or by applicable law, be waived for the purposes of the Plan if:

4- 22

(1)
the spouse has previously consented to such specified action in accordance with the provisions above and such previous consent (a) permits changes with respect to such specified action without any requirement of further consent by such spouse and (b) acknowledges the effect of such consent by the spouse;

or

(2)
it is established to the satisfaction of the Committee that such consent may not be obtained because there is no spouse, because the spouse cannot be located or because of such other circumstances as the Secretary of the Treasury or his delegate may prescribe by regulations as reasons for waiving the spousal consent requirement.

Once spousal consent, which satisfies the requirements of this section, has been given, such consent may not be revoked by the spouse without the consent of the Participant.

(F)           Latest Date of Commencement  of Payments:  Except to the extent otherwise permissible  under rules or regulations issued by the Internal Revenue Service, distribution of the accrued benefit to which a Participant has a nonforfeitable interest must commence on a date not later than the earlier to occur of:

(1)	his Required Beginning Date;

or

(2)	the later of:

(a)
the date that is no later than the 60th day after the close of the Plan Year during which (i) his service is terminated for any reason, (ii) he attains the age of 65 years or (iii) the tenth anniversary of the date on which he initially commenced participation in the Plan or Superseded Plan, whichever is latest, occurs; or

(b)	the date that the Participant elects in accordance with the provisions of Section 3.1 hereof as the date of commencement of his retirement income;

provided, however, if an election of a form ofpayment has been made by a Participant prior to January 1, 1984 that provides for the commencement of his benefit at a date later than the date applicable under (1) or (2) above and such election both (i) satisfies the transitional rule in Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 (P.L. 97-248) and (ii) has not been subsequently revoked or changed (a change of Beneficiaries  under the designation will not be considered to be a revocation or change of such form of payment so long as the change in Beneficiaries does not alter, directly or indirectly, the period over which distributions are to be made under such form of payment), distribution of the Participant's accrued benefit shall not be required to commence prior to the date of commencement specified in such election.

4- 23

(G)           No Benefit Reduction Due to Post Termination Social Security Changes: Benefits under the Plan shall not be decreased by reason of any increase in the benefit levels payable under Title II of the Social Security Act or by reason of any increase in the wage base under such Title II, if such increase takes place after September 2, 1974 or (if later) the earlier of the date of first receipt of such benefits or the date of the Participant's separation from service, as the case may be.

(H)           Minimum Preserved Benefit Due to Certain Amendments:  In the event that the Plan or Superseded Plan has been or is amended effective as of a date on or after July 30, 1984 to eliminate or reduce a retirement-type subsidy or an early retirement benefit or to change the actuarial assumptions used to determine actuarially equivalent benefits payable thereunder, the monthly retirement income or other benefit, if any, payable under the provisions of Section 2.1, 2.2, 2.3 or 2.4 (and Section 3.1 if an optional form of payment is applicable) to a Participant, who was a participant in the Plan or Superseded Plan as of the day immediately preceding the date that the elimination, reduction or change becomes effective or the date of adoption of such amendment, whichever is later, (herein referred to as the "Preservation  Date") and who retires or whose service is terminated after the Preservation Date, shall be at least equal to the corresponding amount of the monthly retirement income or other benefit, if any, payable to him under the provisions of such applicable section of the Plan (or, if applicable, the section of the Superseded Plan that corresponds to such applicable section of the Plan) as in effect on the Preservation Date computed using his Credited Service, Final Average Monthly Compensation and Monthly Covered Compensation (or, if applicable, the corresponding terms used to compute his accrued benefit under the Superseded Plan) determined as of the Preservation  Date under the provisions of the Plan (or, if applicable, the Superseded  Plan) as in effect on such date and using, if applicable, the mortality table and interest rate assumptions that applied under the provisions of the Plan (or, if applicable, the Superseded Plan) as in effect on the Preservation Date to compute actuarially equivalent benefits payable to a Participant who retired or whose service was terminated on the Preservation  Date; provided, however, such preservation shall not be required if, under regulations or other official pronouncements of the Internal Revenue Service, such reduction or elimination or such change in assumptions (without the preservation described above in this subsection) may be made without violating the anticutback rules of Section 411(d)(6) of the Internal Revenue Code.

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(1)           Direct Rollover Options for Eligible Rollover Distributions:  Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this section, a distributee  may elect, at the time and in the manner prescribed by the plan administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.  The following definitions apply to this section:

(I)
Eligible rollover distribution:  An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

(a)
any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10years or more;

4- 25

(b)	any distribution to the extent such distribution is required under Section 40l(a)(9) of the Internal Revenue Code; and

(c)	any hardship distribution (if such hardship distribution should ever be permitted under the Plan).

(2)
Eligible retirement plan:  An eligible retirement plan is an individual retirement account described in Section 408(a) of the Internal Revenue Code, an individual retirement annuity described in Section 408(b) of said Code, a Roth IRA described under Section 408A of the Code, an annuity plan described in Section 403(a) or 403(b) of said Code, an eligible governmental plan described in Section 457(b) of said Code(as long as it separately accounts for such rollover amounts), (for distributions made after December 31, 2007), or a qualified trust described in Section 401(a)  of said Code, that accepts the distributee's eligible rollover distribution.  However, in the case of an eligible rollover distribution that includes after-tax employee contributions, an eligible retirement plan is an individual retirement account or annuity described in Section 408(a) or (b) of the Internal Revenue Code, or a qualified defined contribution plan described in Section 401 (a) or 403(a) of said Code that agrees to account separately for amounts sotransferred, including separately accounting for the portion of such distribution  which is includible in gross income and the portion of such distribution which is not so includible.  The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relation order, as defined in Section 414(p) of said Code.

(3)
Distributee:  A distributee includes an employee or former employee.In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Internal Revenue Code, are distributees  with regard to the interest of the spouse or former spouse.

(4)	Direct rollover: A direct rollover is a payment by the Plan to the eligible retirement plan specified by the distributee.

(5)
Direct Rollover Distributions by Nonspouse Beneficiaries.  Effective for Plan Years beginning after December 31, 2009, a designated Beneficiary (as defined  by Code section  40l(a)(9)(E)) who is not the surviving spouse of an employee or former employee  may elect to rollover  his or her entire interest  in the Plan; provided,  however, such direct rollover  must be made to an individual  retirement  account  or annuity described in Section  408(a) or 408(b)  or 408A ("IRA") that is established on behalf of such designated Beneficiary and that will be treated as an inherited  IRA within the meaning  of Code section 408(d)(3)(C) pursuant  to the provisions  ofCode section  402(c)(l1). The determination of any required minimum distribution under Code section 401 (a)(9) that is ineligible for rollover shall be made in accordance with Notice 2007-7, Q&A 17 and 18, 2007-5, I.R.B. 395.

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Any options set forth in this section shall automatically become  inoperative and of no effect upon a ruling by the Treasury  Department that the options  set forth herein are no longer required.

(J)           Provisions Concerning Retroactive Annuity Starting  Dates:  Notwithstanding any provision hereof to the contrary,  in the event that the written  notification described  in Section 4.1(C) is required  and is provided  to the Participant after the Participant's Annuity Starting  Date, the Participant's Annuity Starting  Date shall be deemed  to be his "retroactive Annuity Starting  Date" and payment  of the Participant's retirement income  under Section  2.1, 2.2, 2.3, 2.4(A) or 3.I  hereof  shall be made or commence in accordance with Section 417(a) of the Internal Revenue Code, and regulations and rulings issued pursuant  thereto, and the following provisions of this Section  4.1 (J).

(1)           Notification requirement: In the event of a retroactive  Annuity Starting Date, the written  notification to the Participant required  by Section  4.1(C)  shall set forth the information described  in Section  4.1 (C) both as of his retroactive  Annuity  Starting Date and as of a date which is not more than 90 days after the date on which such written notification is provided  to the Participant.

(2)           Election of retroactive Annuity Starting Date:  In the event of a retroactive  Annuity Starting Date, the Participant's retirement income shall be determined and payable as of a date which  is not more than 90 days after the date on which the written notification required  by Section 4.1 (C) is provided  to the Participant, unless the Participant elects  to have such retirement income determined  and payable as of such retroactive Annuity Starting  Date.  The Participant may make such election  on the appropriate form provided  by the Committee and filed with the Committee within the election  period described  in Section 4.1(C).

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(3)           Spousal  consent  requirement:  In the event that (a) a Participant elects to receive his retirement income  under Section 2.1, 2.2, 2.3, 2.4(A), or 3.1 hereof determined as of a retroactive  Annuity  Starting Date, and (b) under the form of payment elected  by such Participant, the benefit payable to the Participant's  spouse upon the Participant's death would be less than the benefit payable to such surviving spouse  after the Participant's death if the Participant had elected  to receive  a Qualified  Joint and 50% Survivor  Annuity  determined and payable as of the date on which  his retirement  income  payments actually commence, then the Participant's spouse must consent in writing to the Participant's election  of such retroactive Annuity Starting Date.   Such spousal  consent  requirement shall be satisfied  if the Participant's spouse consents in the manner provided  in Section 4.1(C)  to the Participant's election  to receive his retirement income in a form other than that provided  under a Qualified Joint and Survivor  Annuity.

(4)           Make-up payments with interest:  In the event that a Participant elects (with spousal  consent,  if applicable) to receive his retirement income  under Section  2.1, 2.2, 2.3, 2.4(A), or 3.1 hereof determined as of a retroactive  Annuity Starting  Date, the Participant shall  receive a make-up  payment  to reflect  any missed  payment  or payments for the period from  the retroactive  Annuity  Starting Date to the date of the actual make-up  payment, with an appropriate adjustment for interest  from the date the missed  payment  or payments would have been made (including, if applicable, a payment ofthe single-sum value of the Participant's retirement  income)  to the date ofthe actual make-up payment.

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(5)           Future payment amount:  If the Participant elects (with spousal consent, if applicable) to receive his retirement income determined as of a retroactive Annuity Starting Date and the Participant receives his retirement income in a form other than a single-sum  payment, the retirement income payments that commence after he has received the notification  required by Section 4.1 (C), other than any required make-up payment, shall be in an amount that is equal to the amount that would have been paid to the Participant had payments actually commenced on his retroactive Annuity Starting Date.

(6)           Section 415 compliance: Except in the case where payment of the Participant's retirement income (other than a form of payment that is subject to Section 417(e) of the Internal Revenue Code, including lump-sum distributions and other forms of distribution  that provide payments in the form of a decreasing annuity or for a period less than the life of the recipient) commences  no more than 12 months after the retroactive Annuity Starting Date, payment of the Participant's retirement income, including any interest adjustments, shall satisfy the requirements of Section 415 of the Internal Revenue Code if the date retirement income payments actually commence is substituted for the retroactive Annuity Starting Date for all purposes, including for purposes of determining the applicable interest rate and the applicable mortality table described in Section 4.1(A)(6)(a)(ii)(A) hereof.

(7)           Section 417(e) compliance:  If the retirement income received by the Participant is in a form of payment that would have been subject to Section 41 7(e} of the Internal Revenue Code if payment had commenced as of the retroactive Annuity Starting Date, then the amount of payment as of the actual commencement date shall be no less than the amount of payment produced by applying the applicable interest rate and the applicable mortality table (described in Section 1.1(B)(2) hereof), determined as of the date payment actually commences, to the annuity form that was used to determine the amount of retirement income as of the Participant's retroactive Annuity Starting Date.

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4.2 -        LIMITATIONS ON BENEFITS REQUIRED BY THE INTERNAL REVENUE SERVICE

(A)           Limitation in the Event of Plan Termination:  In the event that the Plan is terminated, the benefit of any Participant who is a Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory under Section 401(a)(4) of the Internal Revenue Code and regulations issued with respect thereto.

(B)           Limitation on Annual Payments:

(1)           The provisions ofthis Section 4.2(8) shall apply during each Plan Year to those Participants who during such Plan Year (a) are Highly Compensated Employees and (b) are among the 25 nonexcludable employees and former employees of the Controlled Group Members with the largest amount of compensation in the current or any prior year and whose annual payments under the Plan must be restricted due to the provisions of Section 401(a)(4) ofthe Internal Revenue Code and regulations issued with respect thereto.

(2)           To the extent required by Section 401(a)(4) of the Internal Revenue Code and regulations issued with respect thereto, the annual benefit payable under the Plan to any such Participant to whom the provisions of this Section 4.2(8) are applicable shall not exceed an amount equal to the payments that would be made on his behalf under a single life annuity that is the actuarial equivalent of the sum of his accrued benefit and his other benefits under the Plan; provided, however, that such restriction shall not apply if:

(a)
after payment of the "benefits" (as defined below) to the Participants to whom the provisions ofthis Section 4.2(8) are applicable, the remaining value of Plan assets equals or exceeds 11 0% of the value of current liabilities within the meaning of Section 412(1)(7) ofthe Internal Revenue Code and regulations issued with respect thereto;

(b)
the value of the "benefits" (as defined below) for such Participant is less than 1% of the value of current liabilities within the meaning of Section 412(1)(7) ofthe Internal Revenue Code and regulations issued with respect thereto;

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(c)
the value of the Participant's benefit does not exceed the maximum amount that is permissible as an involuntary cash out of accrued benefits under Sections 41J(a)(ll) and 417(e) of the Internal Revenue Code and regulations issued with respect thereto;

(d)
an agreement, which is·expressly permitted under Section40l(a)(4) ofthe Internal Revenue Code or regulations or rulings issued with respect thereto, is entered into with the Trustee, adequately secured in conformity with the requirements of said Code section, regulations or rulings, which  provides for the repayment, if applicable and to the extent required under said Code section, regulations or rulings, to the Trust Fund of any part of the distribution which is restricted under the provisions of said Code section, regulations or rulings;

or

(e)	in the event of the termination of the Plan, there are sufficient assets to satisfy all benefit liabilities of the Plan to Participants and their Beneficiaries.

(3)           For the purposes of this Section 4.2(B), the term "benefit" shall have the meaning assigned in Treasury Regulation  l.401(a)(4)-5(b) and shall include loans in excess of the amounts set forth in Section 72(p)(2)(A) ofthe Internal Revenue Code, any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the employee's life.

4.3 -        BENEFITS NONFORFEITABLE IF PLAN IS TERMINATED

In the event of the termination or partial termination of the Plan, the rights of each affected Participant in the Plan to benefits accrued to such date of termination, to the extent then funded, shall be nonforfeitable, where such benefits shall be determined and distributed as provided in Section 4.5 hereof; provided, however, ifthe participation in the Plan is terminated with respect to one or more but not all Employers that are members of a group of Employers with respect to which the Plan represents an IRC 414(1) Single Plan, the Plan shall not be considered to have been terminated for the purposes of this Section 4.3 (although a partial  termination of the Plan may result because of such termination  of participation). Unless specifically required  otherwise by law or by rules or regulations of the Internal Revenue Service, the nonforfeitable rights granted  to Participants under the provisions of this section  shall not apply with respect to (i) any benefits (or portions thereof)  that have been cashed  out, whether  voluntarily or involuntarily, under the provisions hereof and that have not been reinstated (by repayment  or by the reinstatement of Credited Service  accrued prior to the date of such  cash-out) in accordance with the provisions hereof prior to the date of the termination or partial termination of the Plan or (ii) any nonvested  benefits that are deemed cashed  out and forfeited at the date oftermination of service of a terminated  or retired Participant whose  service  was terminated prior to the date of termination or partial termination of the Plan.

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4.4 -        MERGER OF PLAN

In the case of the merger or consolidation of the Plan with, or the transfer of assets or liabilities to, another  qualified  retirement plan, each Participant must be entitled to receive a benefit, upon  termination of such other  retirement plan after such merger, consolidation  or transfer, which  is at least equal to the benefit  which he would have been entitled  to receive immediately before the merger, consolidation or transfer if the Plan had been terminated at that time.

4.5 -       TERMINATION OF PLAN  AND DISTRIBUTION OF TRUST  FUND

Upon  termination of the Plan in accordance with the provisions  hereof, the share of the assets  of the Trust  Fund available  for distribution to the affected  Participants and Beneficiaries shall  be allocated  and distributed in accordance with the following  procedure.

(A)           The Committee shall determine the date of distribution and the share in the value of the assets of the Trust  Fund that is attributable to each Employer or group of Employers with respect to which the Plan represents an lRC 414(1) Single Plan.

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(B)           The distribution of the asset value will, subject to the provisions of Section 417(e)(l) of the Internal Revenue Code, be provided by the purchase of insured annuities from a company or companies selected by the Committee for each class of Participants and other persons entitled to benefits under the Plan, as specified in (C) below. Any annuities purchased pursuant to the provisions of this Section 4.5 will be subject to the provisions hereof pertaining to the Qualified Joint and 50% Survivor Annuity Option and to the Qualified Preretirement Survivor Annuity.

(C)           The Committee shall determine the asset value available for distribution on behalf of each Employer or group of Employers with respect to which the Plan represents an IRC 414(1) Single Plan after taking into account the expenses of such distribution.  After having determined such asset value available for distribution to each such Employer or group of Employers, as the case may be, and subject to the applicable provisions of any Supplement hereto pertaining to the distribution of assets upon the termination of the Plan, the Committee shall allocate such asset value (allocated to the particular Employer or group of Employers) as of the date of termination of the Plan in the manner set forth below to determine the amount, if any, to which each affected Participant or Beneficiary is entitled.  Such allocation shall be made using the methods and actuarial assumptions that are being used as of the date of termination of the Plan by the Pension Benefit Guaranty Corporation in determining the value of plan benefits under terminating non-multiemployer  pension plans covered by Title IV of the Employee Retirement  Income Security Act of 1974, as amended, or, at the option of the Committee, using such other methods and actuarial assumptions that are mutually acceptable to the Committee, the Pension Benefit Guaranty Corporation and the Internal Revenue Service.  In cases where an annuity is purchased to provide any given retirement income, the single premium payable for such annuity shall be deemed for the purposes of the allocations described below to be the single-sum or present value of, or the amount otherwise required to provide, the amount of retirement income represented by such annuity.

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(1)
 Allocation shall first be made with respect to each active, retired or terminated Participant and to each Beneficiary of a deceased Participant in an amount equal to the present value of the portion, if any, of such individual's accrued benefit which is derived from the Participant's employee contributions  to the Plan which were not mandatory employee contributions; provided, however, that if the asset value is less than the aggregate of such amounts, such amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the asset value; and provided further, however, that the benefits on which the allocations specified below are based shall exclude any portion thereof attributable to the Participant's contributions to the Plan which were not mandatory.

(2)
If there is any asset value remaining after the allocation under (1) above, allocation shall next be made with respect to each active, retired or terminated Participant and to each Beneficiary of a deceased Participant in an amount equal to the present value of the portion, if any, of such individual's accrued benefit which is derived from the Participant's mandatory employee contributions to the Plan; provided, however, that if such remaining asset value is less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the remaining asset value.

(3)	If there is any asset value remaining after the allocations under (1) and (2) above, allocations shall next be made with respect to:

(a)
each retired or terminated Participant whose retirement income payments commenced at least three years prior to the date of termination of the Plan in an amount equal to the excess, if any, of (i) the amount required to provide (after the date of termination of the Plan) the smallest amount of income payable to such Participant during such three-year period immediately preceding the date oftermination of the Plan, based upon the provisions of the Plan as in effect during the five-year period immediately preceding the date of termination of the Plan that would result in the least amount of income being payable to such Participant over (ii) the amount of his allocation, if any, under (2) above;

(b)
each person receiving a retirement income on such date of termination on account of a deceased Participant or retired or terminated (but since deceased) Participant whose retirement income payments commenced, either to such person or to such retired or terminated (but since deceased) Participant, at least three years prior to the date of termination of the Plan in an amount  equal to the excess, if any, of (i) the amount required to provide  (after the date of termination of the Plan) the smallest amount  of income  payable to such person during such three-year period immediately preceding  the date of termination of the Plan, based upon the provisions  of the Plan as in effect  during the five-year  period immediately preceding the date of termination ofthe Plan that would  result in the least amount  of income  being payable to such  person over (ii) the amount  of his allocation, if any, under (2) above; and

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(c)
each other active, retired or terminated  Participant who, at least three years prior to the date of termination of the Plan either had become eligible for normal retirement but had not yet retired or had satisfied the applicable age and service requirements to be eligible  for an early retirement benefit, or the Beneficiary of any such eligible  Participant whose service was terminated by reason ofhis death during such three-year period, in an amount equal to the excess, if any, of (i) the amount  required  to provide (after the date of termination ofthe Plan) the monthly retirement income  that would have been payable on behalf of such Participant if he had retired three years prior to the date of termination of the Plan, based upon the provisions ofthe Plan as in effect during the five-year period immediately preceding the date of termination of the Plan which would result in the least amount  of income being payable  to such Participant or Beneficiary over (ii) the amount of his allocation, if any, under (2) above; provided, however, that if such remaining asset value is less than the aggregate  of the amounts thus allocated  hereunder, such latter amounts shall be reduced  pro rata among such individuals so that the aggregate of such reduced  amounts will be equal to the remaining asset value.

provided, however, that if such remaining asset value is less than the aggregate  of the amounts thus allocated  hereunder, such latter amounts shall be reduced  pro rata among such individuals so that the aggregate of such reduced  amounts will be equal to the remaining asset value.

(4)
If there is any asset value remaining  after the allocations under (1), (2) and (3) above,  allocation shall  next be made with respect to each active, retired or terminated Participant and to each Beneficiary  under the Plan in an amount  equal to the excess,  if any, of (a) the amount required  to provide  that portion  of the single-sum value of the Accrued Deferred  Monthly  Retirement Income Commencing at Normal Retirement Date that he had accrued  as ofthe date of termination of the Plan or, if applicable, that he was receiving as of the date of termination of the Plan, which is not in excess of the actuarially equivalent single-sum value of the benefit guaranteed  on his behalf under the termination insurance provisions of the Employee Retirement Income Security  Act of 1974 determined without  regard to Sections 4022(b)(5) and 4022(b)(6) of said Act, over (b) the aggregate of the allocations, if any, made on his behalf under (2) and (3) above; provided, however, that if such remaining asset value is less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the remaining asset value.

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(5)
If there is any asset value remaining after the allocations under (1), (2), (3) and (4) above, allocation shall next be made with respect to each retired or terminated Participant receiving a retirement income hereunder on such date, each person receiving a retirement income on such date on account of a deceased Participant or a retired or terminated (but since deceased) Participant and each Participant who has, by such date, become eligible for normal retirement but has not yet retired, in an amount equal to the excess, if any, of (a) the amount required to provide the retirement income that such Participant or other person is receiving or is entitled to receive under the Plan over (b) the aggregate of the allocations made on behalf of such Participant or other person under (2), (3) and (4) above; provided, however, that if such remaining asset value is less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the remaining asset value.

(6)	If there is any asset value remaining after the allocations under (1), (2), (3), (4) and (5) above, allocation shall next be made with respect to:

(a)
each Participant in the service of the Employer on the date of termination of the Plan whose Initial Vesting Date is on or prior to such date and who is not entitled to an allocation under (5) above, in an amount equal to the excess, if any, of (i) the amount required to provide the actuarially equivalentsingle-sum value of the vested retirement income that he would have been entitled to receive under the provisions of Section 2.4(A)(l) hereof if his service had been terminated on the date of termination of the Plan over (ii) the aggregate of the allocations made on behalf of such Participant under (2), (3) and (4) above;

(b)
each disabled Participant then entitled to a benefit under the provisions of Section 2.3 hereof, who has not, by such date, reached his Disability Retirement Income Commencement Date, in an amount equal to the excess, if any, of (i) the amount required to provide the actuarially equivalent single-sum value of the vested retirement income that he would have been entitled to receive under the provisions of Section 2.1, 2.2 or 2.4(A)(1) hereof, whichever would be applicable, if he had recovered from his total and permanent disability, reentered the service of the Employer on the date of termination of the Plan and his service had been terminated immediately after his reentry over (ii) the aggregate of the allocations made on behalf of such Participant under (2), (3) and (4) above; and

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(c)
each terminated Participant then entitled to a benefit under the provisions of Section 2.4(A)( I) hereof, whose monthly income payments have not commenced by such date, in an amount equal to the excess, if any, of (i) the amount required to providethe actuarially equivalent single-sum value of the vested deferred retirement income to which he is entitled under Section 2.4(A)(1) hereof over (ii) the aggregate of the allocations made on behalf of such Participant under (2), (3) and (4) above;

provided, however, that if such remaining asset value is less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to the remaining asset value.

(7)
If there is any asset value remaining after the allocations under (1), (2), (3), (4), (5) and (6) above, allocation shall lastly be made with respect to each Participant in the service of the Employer on the date of termination of the Plan who is not entitled to an allocation under (5) above, in an amount equal to the excess, if any, of (a) the amount required to provide the actuarially equivalent single-sum value of the Accrued Deferred Monthly Retirement Income Commencing atNormal Retirement Date that he had accrued as of the date of termination of the Plan (assuming his Vested Percentage is 100%) over (b) the aggregate of the allocations made on behalf of such Participant under (2), (3), (4) and (6) above; provided, however, that if such remaining asset value is less than the aggregate of the amounts thus allocated hereunder, such latter amounts shall be reduced pro rata among such individuals so that the aggregate of such reduced amounts will be equal to such remaining asset value.

(8)
In the event that there is asset value remaining after the full allocations specified in (1), (2), (3), (4), (5), (6) and (7) above, such residual assets shall be distributed to the Employer, except that, in the case of a group ofEmployers with respect to which the Plan represents an IRC 414(1) Single Plan, such residual assets shall remain in the Trust Fund if the Plan is not being terminated with respect to all of such Employers.

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(D)           The order of priorities for, and the amounts and methods of, the distributions set forth in (C) above and the rights of Participants and their Beneficiaries to benefits under the Plan shall be subject (i) to the distribution rules set forth in the Plan, (ii) to the limitations provided by Section 4.2 ofthe Plan, (iii) to any changes, including the recapture of any prior distributions  to Participants, as may be ordered by the Pension Benefit Guaranty Corporation and (iv) to any changes required by the Internal Revenue Service as a condition for issuing a favorable determination letter stating that the distribution of assets will not adversely affect the continued qualified status of the Plan under Section 401(a) ofthe Internal Revenue Code.

(E)           As soon as practicable after both (a) the date that the assets may be distributed under the rules and regulations of the Pension Benefit Guaranty Corporation and (b) the date that a favorable determination  letter is received from the Internal Revenue Service stating that in its opinion the method of distribution will not adversely affect the continued qualified status ofthe Plan under Section 401(a) of the Internal Revenue Code, the Committee shall direct the Trustee to distribute the assets to the affected parties in accordance with such method.

4.6 -        SPECIAL PROVISIONS THAT APPLY IF PLAN IS TOP-HEAVY

The provisions of this Section 4.6 shall apply ifthe Plan is a "top-heavy plan11  within the meaning of Section 416(g) of the Internal Revenue Code with respect to any Plan Year beginning after December 31, 1983.  Unless a different meaning is plainly required by the context, the term "Plan" as used in this Section 4.6 shall include the Retirement Plan for Employees of Capital Southwest Corporation  and Its Affiliates as in effect during the Plan Years beginning after December 31 , 1983 and before the Effective Date of the Plan.

(A)           Detennination  of Plan Years in Which Plan ls Top-Heavv:  The Plan shall be top-heavy with respect to an applicable Plan Year if:

(1)           either:

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(a)
any Participant, fanner Participant or Beneficiary in the Plan is a "key employee" within the meanings of Sections 416(i)(I) and 416(i)(5) ofthe Internal Revenue Code (hereinafter referred to in this Section 4.6 as "Key-Employees"); or

(b)
the Plan is required to be combined with any other plan, which is included in the Aggregation Group (as defined below) and which has a participant who is a Key Employee, in order to enable such other plan to meet the requirements of Section 401(a)(4) or Section 410 of the Internal Revenue Code;

and

(2)
the ratio (determined in accordance with Section 416 ofthe Internal Revenue Code) as ofthe last day ofthe preceding Plan Year or, in the case of the first Plan Year, the last day of such first Plan Year (such day, whether applicable to the first Plan Year or to subsequent Plan Years, is hereinafter referred to in this Section 4.6 as the "Determination Date") of:

(a)
the sum of(i)  the present value of the cumulative accrued benefits for all Key Employees under all defined benefit plans included in the Aggregation Group plus (ii) the aggregate of the individual accounts of all Key Employees under all defined contribution plans included in such Aggregation Group;

   to

(b)
a similar sum determined for all Participants, former Participants and Beneficiaries under all defined benefit plans and defined contribution plans included in such Aggregation Group, but excluding any such Participant or fanner Participant (or his Beneficiary) who was a Key Employee for any prior Plan Year but who is not currently a Key Employee and also excluding any Participant or former Participant (or his Beneficiary) who has not at any time during the one-year period ending on the Determination Date, performed services for any employer maintaining a plan included in the Aggregation Group;

is greater than 60%.

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For the purposes of this Section 4.6, the Aggregation Group shall mean the Plan plus all other defined benefit plans and defined contribution plans (including any such plans that terminated during the five-year period ending on the Determination Date), if any, maintained by the Controlled Group Members; provided, however, that any defined benefit plan or defined contribution plan of any Controlled Group Member that (i) does not have any participant who is a Key Employee and (ii) is not required to be combined with any other plan, which is included in the Aggregation Group and which has a participant who is a Key Employee, in order to enable such other plan to meet the requirements of Section 401(a)(4) or Section 410 of the Internal Revenue Code, shall be included in the Aggregation Group only if such defined benefit plan or defined contribution  plan, together with the other plans that are included in the Aggregation Group, as a combined group satisfy the requirements of Sections 401 (a)(4) and 410 of the Internal Revenue Code.  In determining Key Employees under the Plan, the compensation taken into account shall be "IRC 415 Compensation" as defined above in Section 4.1(A).

The present value of an accrued benefit under the Plan shall, for the purposes of this Section 4.6, be determined as of the most recent valuation date that (i) is used for the Plan Year for computing Plan costs for minimum funding purposes (regardless of whether a valuation is actually performed for that year) and (ii) is within the 12-month period ending on the applicable Determination Date (such valuation date is herein referred to in this Section 4.6 as the "Valuation Date").  The present value of accrued benefits under the Plan and under each other defined benefit plan included in the Aggregation Group shall be computed using 5% interest and the mortality table used for such Plan Year for computing Plan costs for minimum funding purposes.

The present value of the cumulative accrued benefits under the other defined benefit plans included in the Aggregation Group and the aggregate of the individual accounts under the defined contribution  plans included in such Aggregation Group shall be determined separately for each such plan in accordance with Section 416 of the Internal Revenue Code and regulations issued with respect thereto as of the "determination date" that is applicable to each such separate plan and that falls within the same calendar year that the Determination Date applicable to the Plan falls.

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Unless required otherwise under Section 416 ofthe Internal Revenue Code and regulations issued thereunder, a Participant's (or Beneficiary's) accrued benefit under the Plan shall be equal to the sum of:

(a)	an amount equal to either:

(i)
if his service has not been terminated and he has not reached his Normal Retirement Date as of the Valuation Date, the Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that he has accrued as of the Valuation Date;

(ii)
if his service has not been terminated and he has reached his Normal Retirement Date as of the Valuation Date, the month!y retirement income to which he would have been entitled under the normal retirement provisions of the Plan ifhe had retired on the Valuation Date;

or

(iii)	if his service has been terminated as ofthe Valuation Date, the amount of retirement income or other benefit that is payable on his behalf under the Plan on and after the Valuation Date;

plus

(b)
the aggregate distributions made on his behalf during the one-year period ending on the Determination Date (five-year period ending on the Determination Date, with respect to any distribution made for any reason other than death, disability, or severance from employment)

provided, however, that his estimated accrued benefit between the Valuation Date and Determination Date applicable to the first Plan Year shall be included as part of his accrued benefit with respect to the first Plan Year only.  Any provisions hereofto the contrary notwithstanding  and solely for the purpose of determining if the Plan is top-heavy with respect to an applicable Plan Year beginning after December 31, 1986, the accrued benefit of any employee who is not a Key Employee shall be determined under the method which isused for accrual purposes for all defined benefit plans included in the Aggregation Group or, if a single method is not used for all such defined benefit plans, the accrued benefit of such employee shall be determined as though it accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rule of Section 4ll(b)(l)(C) of the Internal Revenue Code.

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(B)           Minimum Vesting Provisions if Plan Becomes Top-Heavy:  Any other provision ofthe Plan to the contrary notwithstanding, the Initial Vesting Date of a Participant in the Plan, who has accrued an Hour of Service during any Plan Year that is subsequent to the last Plan Year that the Plan was not top-heavy, for the purpose of determining his eligibility for the benefit provided under Section 2.4(A) hereof during any Plan Year that is subsequent to the last Plan Year that the Plan was not top-heavy, shall not be later than (i) the date as of which he completes two years of Vesting Service or (ii) the first day of the Plan Year immediately following the last Plan Year that the Plan was not top-heavy, whichever is later, but the Vested Percentage of the Participant for the purposes of Section 2.4(A)(1) shall be 100% with respect to the portion ofhis Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that is attributable to his own contributions, if any, and shall not be less than the percentage specified in the schedule below, based upon the Participant's number ofyears (ignoring fractions) of Vesting Service as of the date of termination of his service, with respect to the portion of his Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that is attributable to employer contributions:

Years of Vesting Service	Vested Percentage
Less than 2	0%
2	20%
3	40%
4	60%
5 or more	100%

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In the event that the Plan ceases  to be top-heavy with respect to any subsequent Plan Year, the following provisions will apply with respect  to the minimum  benefits to which such a Participant is entitled  under Section  2.4(A)  hereof during such subsequent Plan Years that the Plan is not top-heavy:

(1)
if the Participant had not completed  at least two years of Vesting Service  as of the last day of the last Plan Year during  which the Plan was top-heavy,  his non forfeitable right to the benefits to which he is entitled  under Section 2.4(A)  hereof shall be determined as though the Plan had never  been top-heavy;

(2)
if the Participant had completed at least two but had not completed  at least three years of Vesting  Service as of the last day of the last Plan Year during which  the Plan was top-heavy,  he shall be eligible for a minimum benefit payable  under Section  2.4(A) hereof; such minimum benefit provided  under Section  2.4(A)(l) shall be based upon (a) 100% of the portion of his Accrued  Deferred Monthly  Retirement Income Commencing at Normal  Retirement Date that he has accrued as of the date of termination of his service  that is attributable to his own contributions, if any, plus (b) the product of (i) the portion of the Accrued  Deferred  Monthly Retirement Income Commencing at Normal Retirement Date that he had accrued  as of the date of termination of his service that is attributable to employer contributions multiplied  by (ii) his Vested  Percentage determined as of the last day of the last Plan Year during  which the Plan was top-heavy;

(3)
if the Participant had completed at least three years ofVesting Service as of the last day of the last Plan Year during which the Plan was top-heavy, he shall  be eligible  for the benefit provided  under Section 2.4(A)  hereof, but the Participant's Vested Percentage shall be determined in the same manner  as though the Plan had remained top-heavy;  and

(4)
the Accrued  DefetTed Monthly  Retirement Income Commencing at Normal  Retirement Date that a Participant, whose Vesting Service includes service  that was accrued  on or prior to the last day of the last Plan Year that the Plan was top-heavy, has accrued  as of any given date shall  not be less than the actuarial  equivalent of (a) the benefit provided  on his behalf under Section  4.6(C)(1) below as of such given date plus (b) the benefit  provided  on his behalf under Section 4.6(C)(2)(a) below as of the last day of the last Plan Year during which the Plan was top-heavy less (c) the amount  of the benefit provided on his behalf under Section  4.6(C)(2)(b) below as of such given date.

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(C)         Minimum Benefit If Plan Becomes Top-Heavy:  In the event that the service of a Participant, who is not a Key Employee, is terminated on or after his Initial Vesting Date for any reason, the retirement income payable to the Participant under the provisions of Section 2.1, 2.2, 2.3 or 2.4(A) hereof or, if the service of the Participant is terminated by reason of his death, the retirement income which he has accrued as of the date of his death that is used to determine the benefit payable on his behalf under the provisions of Section

2.4(B) hereof, whichever is applicable, shall not be less than that amount ofretirement income which is actuarially equivalent (based upon the interest and mortality assumptions that are being used under the Plan as of the date of his retirement or termination of service to determine actuarially equivalent non-decreasing annuities) to an amount equal to:

(1)
100% ofthe portion ofhis Accrued Deferred Monthly Retirement Income Commencing at Normal Retirement Date that he has accrued as of the date of his retirement or termination of service that is attributable to his own contributions, if any;

plus

(2)	the excess, if any, of:

(a)
a monthly retirement income payable to the Participant for life (with no ancillary benefits) commencing at his Nonnal Retirement Date in an amount equal to (i) 2% ofhis "IRC 416 Final Average Monthly Compensation" multiplied by (ii) his number of years of Vesting Service, not in excess of 10 years, that were accrued during those Plan Years in which the Plan was top-heavy, with the resulting product of (i) and (ii) multiplied by (iii) his Vested Percentage at the date of his retirement or termination of service; provided, however, if the Participant retires after his Normal Retirement Date, the amount ofthe monthly retirement income determined under this Subparagraph (a) shall not be less than the actuarial equivalent of the monthly retirement income determined in accordance with this subparagraph  that would have been payable to the Participant if he had retired on his Normal Retirement Date;

over

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(b)	the monthly retirement income payable to the Participant for life (with no ancillary benefits) commencing at his Normal Retirement Date in an amount equal to the sum of:

(i)
such amount of income, if any, that he has a nonforfeitable right to receive and that is attributable to employer contributions and is payable to the Participant under the other defined benefit plans, if any, which are included in the Aggregation Group;

plus

(ii)
such amount of income that can be provided on an actuarially equivalent basis (based upon the interest and mortality assumptions that are being used under the Plan as of the date of his retirement or termination of service to determine actuarially equivalent non-decreasing annuities) by the amounts, if any, that he has a nonforfeitable right to receive and that are attributable to employer contributions and forfeitures that are credited to his account under the defined contribution plans, if any, included in the Aggregation Group;

provided, however, if the Aggregation Group includes one or more defined contribution plans and if, with respect to each Plan Year that the Plan is top-heavy, the Participant has received an allocation of employer contributions and forfeitures to his account under such defined contribution plan or plans which is equal to or greater than 5% of the IRC 415 Compensation that he received during such Plan Year from the employers maintaining plans included in the Aggregation Group, the minimum benefit described above in this Section 4.6(C) shall not apply to such Participant.   For purposes of Section 4.6(C)(2)(a) above, a Participant's service with a Controlled Group Member which occurs during a Plan Year in which the Plan does not benefit (within the meaning of Section 41O(b) of the Internal Revenue Code) any Key Employee or former Key Employee shall be ignored or excluded in determining such Participant's Vesting Service.

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For the purposes of this Section 4.6(C), subject to the limitations of Section 401(a)(17) of the Internal Revenue Code, a Participant's "IRC 416 Final Average Monthly Compensation" shall be equal to his average monthly rate of IRC 415 Compensation for the five consecutive calendar years, which are prior to the January 1st immediately following (i) the date of the Participant's retirement or termination of service or (ii) the close of the last Plan Year in which the Plan is top-heavy, whichever is earlier, during which he received the highest aggregate IRC 415 Compensation.  Such average monthly rate will be determined by dividing the total of such IRC 415 Compensation that he received during such five-consecutive-calendar year period from the employers maintaining plans included in the Aggregation  Group by the product equal to 12 times the number of years of Vesting Service which he accrued during such five-calendar-year  period.  In the event that the Participant does not receive both IRC 415 Compensation  and Vesting Service during a calendar year or calendar years, such calendar year or calendar years during which he did not receive both IRC 415 Compensation  and Vesting Service shall be ignored and excluded in determining the five consecutive calendar years during which he received the highest aggregate IRC 415 Compensation.

4.7           TRANSFERS

Notwithstanding any provision in this Plan to the contrary, assets held by the Trust may be transferred between the Trust and any other trust which is exempt from tax under Section 501(a) of the Internal Revenue Code and which is used in connection with a plan that complies with the qualification  requirements of Section 401(a) of the Internal Revenue Code, provided that proper notice is given to the Internal Revenue Service as may be required. The Committee shall determine whether to allow any such transfer and shall inform the Trustee of the determination  made by the Committee regarding any such transfer and direct the Trustee accordingly.   If any assets are transferred from the Trust on behalf of Participants pursuant to a direction described in this section, the assets transferred shall be determined based upon the requirements of Section 414(1) of the Internal Revenue Code and the accrued benefits of those Participants under the Plan shall be reduced to zero.  In the event of a transfer received by the Trust, the Committee shall take all necessary steps to ensure that any optional form of benefit applicable to the assets subject to such a transfer remain applicable to the transferred assets after the transfer pursuant to the requirements of Section 41l(d)(6) of the Internal Revenue Code and Section 1.411(d)-4 of the Treasury Regulations.  Any transfer made pursuant to the provisions of this section shall be made in a manner consistent with the requirements of Sections 401(a)(12) and 414(1) of the Internal Revenue Code, Section 208 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations thereunder.  Any transfer of assets or liabilities will, for purposes of Section 414(1) of the Internal Revenue Code, be considered as a combination of separate mergers and spinoffs using the rules of Section 1.414(1)-1 of the Treasury Regulations.

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4.8  - MINIMUM DISTRIBUTION REQUIREMENTS

(A)	General Rules:

(1)           Effective Date: The provisions ofthis Section 4.8 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

(2)           Precedence:  The requirements of this Section 4.8 will take precedence over any inconsistent provisions of the Plan.

(3)           Requirements ofTreasury Regulations Incorporated:  All distributions required under this Section 4.8 will be determined and made in accordance with Sections 1.40l(a)(9)-l through 1.401(a)(9)-9 ofthe Treasury regulations under Section 401(a)(9) of the Internal Revenue Code, including the incidental death benefit requirement in Code Section 401(a)(9)(G), and the Income Tax Regulations thereunder.

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(B)           Time and Manner of Distribution:

(1)           Reguired Beginning Date:  The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

(2)           Death of Participant Before Distributions Begin:  If the Participant dies before distributions  begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

(a)           If the Participant's surviving spouse is the Participant's sole designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 7012, iflater.

(b)           If the Participant's surviving spouse is not the Participant's sole designated Beneficiary as of September 30 of the year following the year of the Participant's death, then distributions to the designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(c)           Ifthere is no designated Beneficiary as of September 30 ofthe year following the year of the Participant's death, the Participant's entire interest will be distributed  by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(d)           If the Participant's surviving spouse is the Participant's sole designated Beneficiary as of September 30 of the year following the year of the Participant's death, and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 4.8(B)(2), other than Section 4.8(B)(2)(a),  will apply as if the surviving spouse were the Participant.

For purposes of this Section 4.8(8)(2) and Section 4.8(E), distributions are considered to begin on the Participant's Required Beginning Date (or, if Section 4.8(8)(2)(d) applies, the date distributions are required to begin to the surviving spouse under Section 4.8(B)(2)(a)).  If annuity payments irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 4.8(B)(2)(a)), the date distributions are considered to begin is the date distributions  actually commence.  Any amount payable to the surviving child of the Participant in accordance with the requirements of Q&A-15 of Section 1.401 (a)(9)-6 of the Treasury regulations shall be treated for purposes of this Section 4.8 as if it had been paid to such Participant's surviving spouse to the extent such amount that is payable to the child will become payable to the Participant's surviving spouse upon such child reaching majority (or upon the occurrence of such other event specified in Q&A-15 of Section 1.401(a)(9)-6  of the Treasury regulations or otherwise specified in IRS guidance under Section 401(a)(9) of the Internal Revenue Code.)

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(3)           Form of Distribution:  Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 4.8(C), (D), and (E) hereof.  If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Internal Revenue Code and the Treasury regulations. Any part of the Participant's interest which is in the form of an individual account described in Section 414(k) ofthe Internal Revenue Code will be distributed in a manner satisfying the requirements of Section 401 (a)(9) of the Internal Revenue Code and the Treasury regulations that apply to individual accounts.

(4)           Change in Annuity Payment Period:  Once payments have commenced over a period, the period may only be changed in accordance with Q&A-13 of Section 1.40l(a)(9)-6 ofthe Treasury regulations under the following circumstances, or as may be expressly permitted in other IRS guidance under Section 401(a)(9) of the Internal Revenue Code, if permitted  under applicable provisions of the Plan:

(a)           at the time the Participant retires or in connection with termination of the Plan;

(b)           where distribution  prior to the change is being made in the form of a period-certain-only  annuity without life contingencies; or

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(c)           where the annuity payments after the change are paid under a Qualified Joint and Survivor Annuity over the joint lives of the Participant and a designated beneficiary, the Participant's spouse is the sole designated beneficiary, and the change occurs in connection with the Participant becoming married to such spouse.

(C)           Determination of Amount to be Distributed Each Year:

(1)           General Annuity Requirements:  If the Pm1icipant's interest is paid in the form of annuity distributions  under the Plan, payments under the annuity will satisfy the following requirements:

(a)           the annuity distributions will be paid in periodic payments made at intervals not longer than one year;

(b)           the distribution period will be over a life (or lives) or over a period certain not longer than the period described in Section 4.8(D) or (E) below;

(c)           once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted; and

(d)           payments will either be nonincreasing or increase only as follows:

(i)            by an annual percentage increase that does not exceed the annual percentage increase in an eligible cost-of-living index, as defined in Q&A-14(b) of Section 1.401(a)(9)-6 ofthe Treasury regulations, for a 12-month period ending in the year during which the increase occurs or the prior year, that is based on prices of all items and issued by the Bureau of Labor Statistics;

(ii)           by a percentage increase that occurs at specified times, such as at specified ages, and does not exceed the cumulative total of annual percentage increases in an eligible cost-of-living  index as defined in clause (i) above since the annuity starting date or, if later, the date of the most recent percentage increase, provided that in cases providing such a cumulative increase an actuarial increase may not be provided to reflect the fact that increases were not provided in the interim years;

(iii)          to the extent ofthe reduction in the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution  period described in Section 4.8(D) dies or is no longer the Participant's  Beneficiary pursuant to a qualified domestic relations order within the meaning of Section 414(p) of the Internal Revenue Code;

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(iv)           to pay increased benefits that result from a Plan amendment;

(v)           to allow a beneficiary to convert the survivor portion of a joint and survivor annuity into a single-sum distribution  upon the employee's death; or

(vi)           to the extent increases are permitted in accordance with paragraph (c) or (d) ofQ&A-14 of Section 1.401(a)(9)-6 ofthe Treasury regulations.

(2)           Amount Required to be Distributed by Required Beginning Date:  The amount that must be distributed  on or before the Participant's Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Section 4.8(B)(2)(a) or (b)) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant's benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant's Required Beginning Date.

(3)           Additional  Accruals After First Distribution Calendar Year:  Any additional benefits accruing to the Participant in a calendar year after the first distribution calendar year will be distributed  beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

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(D)           Requirements for Annuity Distributions That Commence During Participant's Lifetime:

(1)           Joint Life Annuities Where the Beneficiary Is Not the Participant's Spouse:  Ifthe Participant's interest is being distributed in the form ofajoint and survivor arumity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the designated Beneficiary after the Participant's death shall not at any time exceed the applicable percentage of the arulUity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401 (a)(9)-6 of the Treasury regulations.  If the fonn of distribution combines a joint and survivor annuity for the joint lives of the Participant and a nonspouse  Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the designated Beneficiary after the expiration of the period certain.

(2)           Period Certain Annuities:  Unless the Participant's spouse is the sole designated  Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant's lifetime shall not exceed the applicable distribution  period for the Participant under the Uniform Lifetime Table set forth in Section 1.40l(a)(9)-9 of the Treasury regulations for the calendar year that contains the Annuity Starting Date. If the Annuity Starting Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution  period for age 70 under the Uniform Lifetime Table set forth in Section 1.40 I (a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the Participant as of the Participant's birthday in the year that contains the Annuity Starting Date. If the Participant's spouse is the Participant's sole designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant's applicable distribution  period, as determined under this Section 4.8(D)(2), or the joint life and last survivor expectancy  of the Participant and the Participant's spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401 (a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the calendar year that contains the Annuity Starting Date.

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(E)           Requirements for Minimum Distributions Where Participant Dies Before Date Distributions Begin:

(1)           Participant Survived by Designated Beneficiary:  If the Participant dies before the date distribution of his or her interest begins and there is a designated Beneficiary, the Participant's entire interest will be distributed, beginning no later than the time described in Section 4.8(B)(2), over the life of the designated  Beneficiary or over a period certain not exceeding:

(a)           unless the Annuity Starting  Date is before the first distribution calendar year, the life expectancy of the designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year immediately following the calendar year of the Participant's death; or

(b)           if the Annuity Starting Date is before the first distribution calendar year, the life expectancy of the designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year that contains the Annuity Starting Date.

(2)           No Designated Beneficiary:  If the Participant dies before the date distributions begin and there is no designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(3)           Death of Surviving Spouse Before Distributions to Surviving Spouse Begin:  If the Participant dies before the date distribution  of his or her interest begins, the Participant's surviving spouse is the Participant's sole designated Beneficiary, and the surviving spouse dies before distributions to the surviving spouse begin, this Section 4.8(E) will apply as if the surviving spouse were the Participant, except that the time by which distributions must begin will be determined without regard to Section 4.8(B)(2)(a).

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(F)           Definitions:

(1)           Designated Beneficiary:  The individual who is designated as the Beneficiary under Section 5.2 or 5.3 of the Plan and is the designated beneficiary under Section 40J(a)(9) ofthe Internal Revenue Code and Section 1.401(a)(9)-4, Q&A-1, ofthe Treasury regulations.

(2)           Distribution calendar year: A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin pursuant to Section 4.8(B)(2).

(3)           Life expectancy:  Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 ofthe Treasury regulations.

(4)           Required Beginning Date: The date specified in Section 1 .1(A) of the Plan.

4.9  -       FUNDING-BASED  LIMITATIONS

Notwithstanding  any provision of the Plan to the contrary, effective for Plan Years beginning after December 31, 2007, the Plan shall apply the following funding-based limitations. Such limitations shall be based on the Plan's adjusted funding target attainment percentage as certified by the Plan's enrolled actuary except to the extent the presumptions under section 436(h) of the Code shall apply.

(A)          Shutdown and Other Unpredictable Contingent Events.

(I)           In General.  If a Participant is otherwise entitled to an unpredictable contingent event benefit payable with respect to any event occurring during any Plan Year. such  benefit shall not be provided  if the adjusted  funding target attainment percentage (as defined in section 430(d)(2) of the Code) for such Plan Year:

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(a)           is less than 60 percent, or

(b)	would be less than 60 percent taking into account such occurrence.

(2)       Exemption. The limitation  in (1) above shall cease to apply with respect  to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Employer of a contribution (in addition  to any minimum  required  contribution under section 430  ofthe Code) equal to:

(a)
in the case of paragraph  (l)(a), the amount of the increase in the funding target of the Plan (under section  430 of the Code) for the Plan Year attributable to the occurrence referred to in paragraph  (1), and

(b)	in the case of paragraph (1)(b), the amount sufficient to result in an adjusted funding target attainment percentage of 60 percent.

(3)       Unpredictable Contingent Event Benefit.   For purposes of this subsection, the term "unpredictable contingent event benefit"  means any benefit payable solely  by reason of:

(a)           a plant shutdown  (or similar event, as determined  by the Secretary), or

(b)	an event other than the attainment of any age, performance of any service, receipt or derivation of any compensation, or occurrence of death or disability.

(B)	Limitations On Plan Amendments Increasing Liability For Benefits.

(1)         In General.   No amendment which has the effect of increasing liabilities of the Plan by reason of increases  in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing  the rate at which benefits become nonforfeitable may take effect during any Plan Year if the adjusted funding target attainment percentage for such Plan Year is:

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(a)	less than 80 percent, or

(b)	would be less than 80 percent taking into account such amendment.

(2)           Exemption.  Paragraph (1) above shall cease to apply with respect to any Plan Year, effective as of the first day ofthe Plan Year (or iflater, the effective date of the amendment), upon payment by the Employer of a contribution (in addition to any minimum required contribution  under section 430 of the Code) equal to:

(a)	in the case of paragraph (l)(a), the amount of the increase in the funding target of the Plan (under section 430 of the Code) for the Plan Year attributable to the amendment, and

(b)	in the case of paragraph (I )(b), the amount sufficient to result in an adjusted funding target attainment percentage of 80 percent, taking into account such amendment.

(3)           Exception  For Certain Benefit Increases.  Paragraph (1) above shaH not apply to any amendment which provides for an increase in benefits under a formula which is not based on a Participant's Compensation, but only if the rate of such increase is not in excess of the contemporaneous  rate of increase in average wages of Participants covered by the amendment.

(4)           Exception For Required Changes to the Vesting Schedule. Paragraph (1) above shall not apply to any amendment which provides for a mandatory acceleration of the vesting of benefits to the extend necessary to enable the Plan to continue to satisfy the requirements for qualified plans under the Code and ERJSA.

(C)           Limitations On Accelerated Benefit Distributions.

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(l)            Funding Percentage Less Than Sixty Percent (60%).  In any case in which the Plan's adjusted funding target attainment percentage for a Plan Year is less than 60 percent, the Plan may not pay any prohibited payment after the valuation date for the Plan Year.

(2)           Bankruptcy.  During any period in which the Plan sponsor is a debtor in a case under title 11, United States Code, or similar Federal or State law, the Plan may not pay any prohibited payment. The preceding sentence shall not apply on or after the date on which the enrolled actuary of the Plan certifies that the adjusted funding target attainment percentage of the Plan is not less than 100 percent.

(3)           Limited Payment If Percentage At Least Sixty Percent {60%) But Less l11an Eighty Percent (80%).

(a)
In General.  In any case in which the Plan's adjusted funding target attainment percentage for a Plan Year is 60 percent or greater but less than 80 percent, the Plan may not pay any prohibited payment after the valuation date for the Plan Year to the extent the amount of the payment exceeds the lesser of:

(i)	fifty percent (50%) of the amount of the payment which could be made without regard to this section, or

(ii)
the present value (determined under guidance prescribed by the Pension Benefit Guaranty Corporation, using the interest and mortality assumptions  under section 417(e) of the Code) of the maximum guarantee with respect to the Participant under section 4022 of the Employee Retirement Income Security Act of 1974.

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(b)           One-Time Application.

(i)
In General.  Only one prohibited payment meeting the requirements of subparagraph (a) may be made with respect to any Participant during any period of consecutive Plan Years to which the limitations under either paragraph (I) or (2) above or this paragraph (3) applies.

(ii)
Treatment of Beneficiaries.  For purposes ofthis subparagraph (C)(3)(b), a Participant and any beneficiary on his behalf (including an alternate payee, as defined in section 414(p)(8) of the Code) shall be treated as one Participant.  If the accrued benefit of a Participant is allocated to such an alternate payee and one or more other persons, the amount under subparagraph (C)(3)(a) shall be allocated among such persons in the same manner as the accrued benefit is allocated unless the qualified domestic relations order (as defined in section 414(p)(l)(A) ofthe Code) provides otherwise.

(4)           Exception.  This subsection (C) shall not apply to any Plan for any Plan Year if the terms of such Plan (as in effect for the period beginning on September 1, 2005, and ending with such Plan Year) provide for no benefit accruals with respect to any Participant  during such period.

(5)           Prohibited  Payment.  For purposes of this subsection, the term "prohibited  payment" means:

(a)
any payment, in excess of the monthly amount paid under a single life annuity (plus any social security supplements described in the last sentence of section 4ll(a)(9) ofthe Code), to a Participant or beneficiary whose annuity starting date (as defined in section 417(f)(2) ofthe Code) occurs during any period a limitation under paragraph (1) or (2) is in effect,

(b)	any payment for the purchase of an irrevocable commitment from an insurer to pay benefits, and

(c)	any other payment specified by Income Tax Regulations issued by the Secretary of the Treasury.

The term "prohibited payment' shall not include the payment of a benefit which under section 41l(a)(ll) of the Code may be immediately distributed without the consent of the Participant.  In the case of a beneficiary that is not an individual, the amount that is a prohibited payment is determined  by substituting for the amount in paragraph (5)(a) above the monthly amount payable in installments over 240 months that is actuarially equivalent to the benefit payable to the beneficiary.

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(6)           Bifurcation If Option Unavailable. If an optional form of payment is unavailable due to the limitation under this Section 4.9(C), then the Participant shall have the option to elect to:

(a)
defer both the election of form of payment and the commencement of any payment of benefits (subject to the usual qualification requirements applicable to the timing of benefit payments under the Plan, including, but not limited to, those under sections 4ll(a)(ll) and 401(a)(9) of the Code),

(b)	commence payment of the entire portion of the benefit in any optional form of payment under the Plan that is not a prohibited payment, or

(c)
for purposes of the limitation  under Section 4.9(C)(3), bifurcate the payment and receive the restricted portion of the benefit under any form of payment available under the Plan in a form that is not a prohibited payment and the unrestricted portion of the benefit in the form of payment which is prohibited.

(D)          Limitation On Benefit Accruals For Plans With Severe Funding Shortfalls.

(1)
In General.  In any case in which the Plan's adjusted funding target attainment percentage for a Plan Year is less than 60 percent, benefit accruals under the Plan shall cease as of the valuation date for the Plan Year.

Effective for a Plan Year beginning during the period beginning on October 1, 2008 and ending on September 30, 2009, this paragraph (1) shall be applied by substituting the adjusted funding target attainment percentage for the preceding Plan Year for such percentage for such Plan Year but only if the adjusted funding target attainment percentage for the preceding Plan Year is greater.

(2)
Exemption.  Paragraph (1) above shall cease to apply with respect to any Plan Year, effective as of the first day of the Plan Year, upon payment by the Plan Sponsor of a contribution (in addition to any minimum required contribution under section 430 ofthe Code) equal to the amount sufficient to result in an adjusted funding target attainment percentage of 60 percent.

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(E)           Contributions To Avoid Benefit Limitations.  In addition to the contributions made under subsections (A)(2), (B)(2) and (D)(2), to the extent permitted under section 436(f) of the Code, contributions  may be made or security may be provided to avoid the limitations described in this Section 4.9.

(F)           Treatment of Plan as of Close of Prohibited or Cessation Period.  The following provisions apply for purposes of applying this Section 4.9.

(1)
Operation of the Plan after Period. Payments and accruals will resume effective as of the day following the close of the period for which any required limitation of payment or accrual ofbenefits  under this Section 4.9 applies. In addition, accruals for the period during which the limitations under this Section 4.9 applied shall be restored effective as of the day following the close of the period for which any required limitation applied.  Participants whose payment of benefits were restricted shall have the opportunity to make a new election.

(2)
Treatment of Affected Benefits.  Nothing in this subsection shall be construed as affecting the Plan's treatment of benefits which would have been paid or accrued except as provided under this Section 4.9.

(G)          Definitions.  The following words shall have the following meanings for purposes of this Section 4.9.

(1)	Funding Target Attainment Percentage. The term "funding target attainment percentage" has the same meaning given such term by section 430(d)(2) ofthe Code.

(2)
Adjusted Funding Target Attainment  Percentage.  The term "adjusted funding target attainment percentage" means the funding target attainment percentage which is determined under paragraph (1) by increasing each of the amounts under subparagraphs (A) and (B) of section 430(d)(2) of the Code by the aggregate amount of purchases of annuities for employees other than highly compensated employees (as defined  in section 414(q) of the Code) which were made by the Plan during the preceding two Plan Years.

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(3)           Application To Plans Which Are Fully Funded Without Regard To Reductions For Funding Balances.

(a)
In General.  ln the case of a Plan for any Plan Year, if the funding target attainment percentage is 1 00 percent or more (determined  without regard to the reduction in the value of assets under section 430(£)(4) of the Code), the funding target attainment  percentage for purposes of Plan Sections 4.9(G)(1) and (2) shall be determined without regard to such reduction.

(b)
Transition Rule. Subparagraph (a) shall be applied to Plan Years beginning after 2007 and before 2011 by substituting for "100 percent" the applicable percentage determined in accordance with the following table:

Plan Year	Applicable Percentage
2008	92%
2009	94%
2010	96%

(c)
Limitation.  Subparagraph (b) shall not apply with respect to any Plan Year beginning after 2008 unless the funding target attainment percentage (determined without regard to the reduction in the value of assets under section 430(£)(4) ofthe Code) of the Plan for each preceding Plan Year after 2007 was not less than the applicable percentage with respect to such preceding Plan Year determined under subparagraph (b).

(4)
Special Rule For 2008.  For purposes of this section, in the case of Plan Years beginning in 2008, the funding target attainment percentage and the adjusted funding target attainment percentage for the preceding Plan Year may be determined using such methods of estimation as the Secretary may provide.  To the extent the Plan's enrolled actuary has not certified timely the adjusted funding target attainment percentage using such methods, the benefit restrictions described in Sections 4.9(A) and (B) shall be applicable as of April I, 2008 and the benefit restrictions described in Sections 4.9(C) and (D) shall be applicable as of July 1, 2008.

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(H)          This Section 4.9 is intended to comply with Section 436 of the Code and the regulations and guidance issued thereunder, and shall, to the extent practicable, be construed in accordance  therewith and, effective April I, 2010 shall be interpreted in a manner that is consistent with Treasury Regulation section 1.436-1, the terms of which are incorporated herein by reference.  The Plan Sponsor reserves the right to amend the provisions of this Section 4.9 to the extent necessary to comply with subsequent guidance issued by the Internal Revenue Service regarding the applicable requirements of Section 436 of the Internal Revenue Code.

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SECTION 5

MISCELLANEOUS  PROVISIONS  REGARDING PARTICIPANTS

5.1  -       PARTICIPANTS TO FURNISH REQUIR ED INFORMATION

Each Participant, his spouse and his Beneficiaries and joint pensioners will furnish to the Committee such information  as the Committee considers necessary or desirable for purposes of administering the Plan, and the provisions of the Plan respecting any payments thereunder are conditional upon the Participant's,  Beneficiary's or joint pensioner's furnishing promptly such true, full and complete information  as the Committee may request.

Each Participant will submit proof of his age and marital status and proof of the age and continued life of each Beneficiary and joint pensioner designated or selected by him to the Committee at such time as required by the Committee.   The Committee will, if such proof of age, marital status or continued life is not submitted as required, use as conclusive evidence thereof, such information as is deemed by it to be reliable, regardless of the source of such information.  Any adjustment required by reason of lack of proof or the misstatement ofthe age of persons entitled to benefits hereunder, by the Participant or otherwise, will be in such manner as the Committee deems equitable.

Any notice or information  which, according to the terms of the Plan or the rules of the Committee, must be filed with the Committee, shall be deemed so filed at the time that it is actually received by the Committee.

The Employer, the Committee, and any person or persons involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by an employee, Participant, Beneficiary or joint pensioner with respect to his age or other facts required to be determined under any of the provisions of the Plan and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon.  Any such certification, statement, representation or evidence, upon being duly made or furnished, shall be conclusively binding upon the person furnishing same;  but it shall not be binding  upon the Employer,  the Committee, or any other person or persons  involved  in the administration of the Plan, and nothing  herein contained shall be constmed to prevent any of such parties from contesting any such certification, statement, representation or evidence  or to relieve the Employee, Participant, Beneficiary or joint pensioner from the duty of submitting satisfactory proof of any such fact.

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Any Participant, Beneficiary, joint pensioner  or other person who receives an incorrect payment  from the Trust  Fund (whether  an erroneous benefit amount,  a payment made after a Participant's death or other reason) shall be responsible to notify the Committee or the Trustee  of such  receipt  of incorrect payment and to promptly  return such payment to the Trustee.

5.2  -       BENEFICIARIES

Subject to the provisions of the following paragraphs of this section,  each Participant may, on a form provided  for that purpose, signed  and filed with the Committee, designate a Beneficiary to receive the benefit,  if any, which may be payable to his Beneficiary  under the Plan in the event  of his death, and each designation may be revoked by such Participant by signing  and filing with the Committee a new designation of Beneficiary form.

If a deceased  Participant, who has been married to his spouse  tluoughout the one-year period immediately preceding  his death, has designated  a person other than his spouse as his Beneficiary and such spouse  has not validly consented in accordance with the provisions  of Sections 4.1 (D) and 4.1(E) hereof to such other person being designated as the Beneficiary, the provisions of Section 4.1(D) hereof, relating  to the Qualified Preretirement Survivor Annuity  payable  to his surviving spouse, will apply in the event  ofhis death on or after his Initial Vesting  Date, and the Participant will automatically be deemed  to have changed his designation of Beneficiary to the extent necessary to comply with the provisions of Section 4.1 (D).

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If a deceased Participant who had a spouse at the date of his death failed to designate a Beneficiary in accordance with the provisions of this section, he shall be deemed to have designated his spouse as his Beneficiary.  If a deceased Participant who had no spouse at the date of his death failed to designate a Beneficiary in accordance with the provisions of this section, or if such a deceased Participant had previously designated a Beneficiary but no designated Beneficiary is surviving at the date of his death, the death benefit, if any, that may be payable under the Plan with respect to such deceased Participant shall be paid to the estate of such deceased Participant.  In any of such cases, if the commuted value of the remaining monthly income payments is equal to or less than the maximum amount that is permissible as an involuntary cash-out of accrued benefits under Sections 4ll(a)(ll) and 417(e) ofthe Internal Revenue Code and regulations issued with respect thereto, the commuted value of the remaining payments shall, subject to the provisions of Section 3.2 hereof, be paid in a lump sum.  Any payment made to any person pursuant to the provisions of this Section 5.2 shall operate as a complete discharge of all obligations under the Plan with respect to such deceased Participant and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons ever interested hereunder.

5.3  -       CONTINGENT BENEFICIARIES

In the event of the death of a Beneficiary who survives the Participant and who, at the Beneficiary's death, is receiving benefits pursuant to the provisions of the Plan within any certain period specified under the Plan with respect to which death benefits are payable under the Plan after the Participant's death, the same amount of monthly retirement income that the Beneficiary was receiving shall be payable for the remainder of such specified certain period to a person designated by the Participant (in the manner provided in Section 5.2) to receive the remaining death benefits, if any, payable in the event of such contingency or, if no person was so named, then to a person designated  by the Beneficiary (in the manner provided in Section 5.2) of the deceased Participant to receive the remaining death benefits, if any, payable in the event of such contingency;  provided, however, that if no person so designated is living upon the occurrence of such contingency, or if there has been no such designation, then the remaining death benefits, if any, shall be payable for the remainder of such specified certain period to the estate of such deceased  Beneficiary, or the Committee may elect to have a court of applicable jurisdiction determine  to whom a payment or payments shall be paid. In any of such cases, if the commuted value of the monthly income payments due for the remainder ofthe specified certain period is equal to or less than the maximum amount that is permissible as an involuntary cash-out of accrued benefits under Sections 41l(a)(ll) and 417(e) ofthe Internal Revenue Code and regulations issued with respect thereto, the commuted value of the remaining payments shall, subject to the provisions of Section 3.2 hereof, be paid in a lump sum.  Any payments made to any person pursuant to the provisions of this Section 5.3 shall operate as a complete discharge of all obligations under the Plan with respect to such deceased Beneficiary and shall not be subject to review by anyone but shall be final, binding and conclusive on all persons ever interested hereunder.

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5.4  -       PARTICIPANTS'  RIGHTS IN TRUST FUND

No Participant or other person shall have any interest in or any right in, to or under the Trust Fund, or any part of the assets held thereunder, except as to the extent expressly provided in the Plan.

5.5  -       BENEFITS NOT ASSIGNABLE

Except to the extent required to comply with a qualified domestic relations order as described in Sections 40l(a)(l3) and 414(p) ofthe Internal Revenue Code, no benefits, rights or accounts shall exist under the Plan which are subject in any manner to voluntary or involuntary anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be null and void; nor shall any such benefit, right or account under the Plan be in any manner liable for or subject to the debts, contracts, liabilities, engagements, torts or other obligations of the person entitled to such benefit, right or account; nor shall any benefit, right or account under the Plan constitute an asset in case of the bankruptcy, receivership or divorce of any person entitled to a benefit under the Plan; and any such benefit, right or account under the Plan shall be payable only directly to the Participant or Beneficiary, as the case may be.  Where a qualified domestic relations order has been received by the Committee, the terms and benefits of the Plan will be considered to have been modified with respect to the Participant affected to the extent that such order requires benefits to be paid to specified individuals other than the Participant.

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5.6  -       BENEFITS PAYABLE TO MINORS AND INCOMPETENTS

Whenever any person entitled to payments under the Plan shall be a minor or under other legal disability or in the sole judgment of the Committee shall otherwise be unable to apply such payments to his own best interest and advantage (as in the case of illness, whether mental or physical, or where the person not under legal disability is unable to preserve his estate for his own best interest), the Committee may in the exercise of its discretion direct all or any portion of such payments to be made in any one or more of the following ways unless claim shall have been made therefor by an existing and duly appointed guardian, tutor, conservator, committee or other duly appointed legal representative, in which event payment shall be made to such representative:

(A)	directly to such person unless such person shall be an infant or shall have been legally adjudicated incompetent at the time of the payment;

(B)	to the spouse, child, parent or other blood relative to be expended on behalf of the person entitled or on behalf of those dependents as to whom the person entitled has the duty of support; or

(C)	to a recognized charity or governmental institution to be expended for the benefit of the person entitled or for the benefit of those dependents as to whom the person entitled has the duty of support.

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The decision ofthe Committee will, in each case, be final and binding upon all persons, and the Committee shall not be obliged to see to the proper application or expenditure of any payments so made.  Any payment made pursuant to the power herein conferred upon the Committee shall operate as a complete discharge of the obligations of the Trustee and of the Committee.

5.7  -       CONDITIONS OF EMPLOYMENT NOT AFFECTED  BY PLAN

The establishment and maintenance of the Plan will not be construed as conferring any legal rights upon any Participant to the continuation of his employment with the Employer, nor will the Plan interfere with the right of the Employer to discipline, lay off or discharge any Participant.  The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any employee or to be a consideration for, inducement to, or condition of employment of any person.

5.8  -       NOTIFICATION OF MAILING ADDRESS

Each Participant and other person entitled to benefits hereunder shall file with the Committee from time to time, in writing, his post office address and each change of post office address, and any check representing payment hereunder and any communication addressed to a Participant, a former Participant, a Beneficiary or a pensioner hereunder at his last address filed with the Committee (or, if no such address has been filed, then at his last address as indicated on the records of the Employer) shall be binding on such person for all purposes of the Plan, and neither the Committee nor the Trustee shall be obliged to search for or ascertain the location of any such person.

If the Committee, for any reason, is in doubt as to whether retirement income payments are being received by the person entitled thereto, it may, by registered mail addressed to such person and to such person's designated Beneficiary, if any, at their address last known to the Committee, notify such person and his Beneficiary that all unmailed and future retirement income payments shall be henceforth withheld until the Committee is provided  with evidence of such person's continued life and his proper mailing address or with evidence  of such person's death.  In the event that (i) such notification is mailed to such person and his designated Beneficiary, (ii) the Committee is not furnished  with evidence  of such person's continued  life and proper  mailing address or with evidence  of his death within three years of the date such notification was mailed and (iii) the Committee is unable to find any person to whom  payment  is due under the provisions  of the Plan within three years of the date such notification was mailed, all retirement income and other benefit payments due shall be forfeited  at the end of such three-year period following the date such notification  was mailed;  provided,  however,  if claim for any forfeited  benefit is subsequently made by any such person  to whom  payment is due under the Plan, such forfeited  benefits due such person shall  be reinstated.

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Notwithstanding any provision of the Plan to the contrary,  in the event that the Plan is terminated, the benefits of any missing participants shall be transferred to the Pension Benefit Guaranty Corporation in accordance with Section  4050 of the Employee Retirement Income Security Act of 1974, as amended.

5.9  -       WRITTEN COMMUNICATIONS REQUIRED

Any notice, request, instruction, or other communication to be given or made hereunder  shall be in writing and may be delivered to the addressee personally, may be delivered to the addressee by electronic delivery  provided  within the rules under the Code and ERISA as applicable, may be delivered to the addressee  by a commercial delivery service at the last address for notice shown  on the Committee's records, or may be deposited in the United States  mail fully postpaid  and properly addressed  to such addressee at the last address for notice shown  on the Committee's records.

5.10 -      BENEFITS PAYABLE AT OFFICE OF TRUSTEE

All benefits  hereunder, and installments thereof, shall be payable at the office of the Trustee.

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5.11 -      APPEAL TO COMMITTEE

A Participant or Beneficiary who feels he is being denied any benefit or right provided under the Plan must file a written claim with the Committee.  AH such claims shall be submitted on a form provided by the Committee which shall be signed by the claimant and shall be considered filed on the date the claim is received by the Committee.

The Committee shall establish claims procedures in compliance with applicable law, and such claims procedures shall be set forth in the summary plan description for the Plan.

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SECTION 6

MISCELLANEOUS PROVISIONS REGARDING THE EMPLOYER

6.1  -       CONTRIBUTlONS

No contributions shall be required of or permitted to be made by any Participant.  The Employer intends, but does not guarantee, to make annual contributions in amounts at least equal to the amounts, if any, required to meet the minimum funding requirements of Section 412 of the lnternal Revenue Code, as specified in the actuary's valuation reports for the applicable periods of time.  Subject to applicable provisions of law, neither the Employer nor any of its officers, agents or employees, nor any member of its board of directors, nor any partner or sole proprietor, guarantees, in any manner the payment of benefits under the Plan.

6.2  -       EMPLOYER'S CONTRIBUTIONS IRREVOCABLE

The Employer shall have no right, title or interest in the Trust Fund or in any part thereof, and no contributions made thereto shall revert to the Employer except such part of the Trust Fund, if any, that remains therein after the satisfaction of all liabilities to persons entitled to benefits under the Plan and except as provided in the following paragraph.

All contributions to the Plan are made subject to the qualification of the Plan under Section 401 of the Internal Revenue Code and to their deductibility under Section 404 of said Code.  [n the event that (1) the Plan represents a newly established retirement plan (and not an amendment of an existing retirement plan) with respect to an Employer, (2) an application for the detetmination  of the qualification ofthe Plan is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted by such Employer, or by such later date as the Secretary of Treasury may prescribe, and (3) such qualification of the Plan is denied, the total contributions of the Employer, adjusted for any earnings or losses of the Trust Fund attributable thereto, shall be returned to the Employer within one year of the date of denial of qualification.  In the event that a contribution either is made by a good faith mistake of fact or is disallowed as a tax deductible expense under Section 404 of the Internal Revenue Code, the excess of the amount contributed over either the amount that would have been contributed if there had not been such a mistake or the amount that is allowed as a tax deductible expense, as the case may be, with such excess reduced by tqe net losses, if any, of the Trust Fund attributable thereto (but without any increase due to the net earnings, if any, of the Trust Fund attributable thereto), shall be returned to the Employer within one year of the date ofthe mistaken payment or the disallowance  of the deduction, as the case may be.

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6.3  -       FORFEITURES

Forfeitures shall not be used to increase the benefits that any Participant would otherwise receive under the Plan at any time prior to the termination of the Plan but shall be anticipated in determining the costs under the Plan.

6.4  -       AMENDMENT OF PLAN

The Plan may be amended from time to time in any respect whatever by formal action on the part of the Sponsoring Employer in the malUler described in Section 6.7 hereof specifying such amendment, subject only to the following limitations:

(A)
Under no condition shall such amendment result in or permit the return or repayment to any Employer of any property held or acquired by the Trustee hereunder or the proceeds thereof or result in or permit the distribution of any such property for the benefit of anyone other than the Participants and their Beneficiaries or joint pensioners, except to the extent provided in Section 6.2 hereof with respect to contributions that are returnable to the Employer because they are made by a mistake of fact or are disallowed as a tax deductible expense under Section 404 ofthe Internal Revenue Code or because the Plan is denied qualification under Section 401(a) of said Code and except to the extent provided by Section 4.5 and Section 6.6 hereof with respect to termination of the Plan and expenses of administration, respectively.

(B)	Under no condition shall such amendment change the duties or responsibilities of the Trustee hereunder without its written consent.

(C)
No amendment  shall be effective to the extent it eliminates or reduces anyPlan benefits or rights that are protected under Section 41l(d)(6) ofthe Internal Revenue Code unless such protected benefits or rights are preserved with respect to benefits accrued to the date of such amendment or unless such reduction or elimination  is otherwise permitted by the Internal Revenue Service.

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(D)
No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's accrued benefit. For purposes of this paragraph, a Plan amendment that has the effect of (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or (ii) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing accrued benefits. In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. Notwithstanding  the preceding sentences, a Participant's accrued benefit, early retirement benefit, retirement-type subsidy, or optional form of benefit may be reduced to the extent permitted under Code section 412(c)(8) (for Plan years beginning on or before December 31, 2007) or Code section 412(d)(2) (for plan years beginning after December 31, 2007), or to the extent permitted under sections 1.4ll(d)-3 and 1.4ll(d)-4 of the regulations.

Except to the extent permissible to comply with any laws or regulations of the United States or of any state to qualify this as a tax-exempt plan and trust, no amendment may be made that would result in a slower rate of vesting under the Plan for any Participant who has completed at least three years of Vesting Service as of the effective date of such amendment or, iflater, as of the date such amendment is adopted, unless such amendment provides that each such Participant may elect, during the period described below, to retain the rate of vesting in effect under the Plan prior to such amendment in lieu of the new rate of vesting. The period during which the election described in the preceding sentence may be made shall begin no later than the date the Plan amendment is adopted and shall end no earlier than 60 days after (i) the date the amendment is adopted, (ii) the effective date of such amendment or (iii) the date the Participant is notified in writing of the amendment by the Committee, whichever is the latest date to occur

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Subject  to the foregoing limitations, any amendment  may be made retroactively which, in the judgment of the Committee, is necessary  or advisable provided  that such retroactive amendment does not deprive  a Participant, without his consent,  of a right to receive benefits  hereunder which have already vested and matured in such Participant, except such modification or amendment as shall  be necessary  to comply with any laws or regulations of the United States or of any state to qualify this as a tax-exempt  plan and trust.

The participation in the Plan of Employers other than the Sponsoring Employer shall not limit the power of the Sponsoring Employer under the foregoing  provisions, and all amendments by the Sponsoring Employer  to the Plan shall be binding upon all other Employers. The Sponsoring Employer, on behalf of an Employer,  may modify the provisions of the Plan as it pertains only to such Employer's  Employees by the adoption, by formal action on its part in the manner  described  in Section  6.7 hereof, of a Supplement to the Plan specifying such modifications that shall pertain  only to such Employer's Employees.  Any such Supplement to the Plan shall  not affect the continued operation of the Plan with respect to any other Employers.

6.5  -       TERMINATION OF PLAN

The Plan may be terminated by the Sponsoring Employer at any time by formal action,  in the manner  described in Section  6.7 hereof, specifying  (a) that the Plan is being terminated and (b) the date as of which the termination is to be effective.  In the event the Plan is to be terminated, the Sponsoring Employer shall notify the Committee and the Trustee of such termination.

The Plan or participation in the Plan may be terminated  in the manner described above  with respect  to one or more, but less than all, of the Employers theretofore parties hereto and the Plan continued for the remaining Employer  or Employers.   The Plan or participation in the Plan shall automatically terminate as to a particular  Employer  only upon dissolution of such Employer or upon its liquidation, merger or consolidation without provisions being made by its successor, if any, for the continuation of the Plan.

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In the event of the liquidation, dissolution, merger or consolidation of the Employer under such circumstances that there shall be a successor  person, firm or corporation continuing and carrying on all or a substantial  part of its business,  such successor  may be substituted for the Employer  under the terms of the Plan by formal action on the pm1of such successor in the manner described in Section 6.7 hereof specifying  its election  to continue  the Plan.

Any provisions  herein to the contrary  notwithstanding, in the event of termination  of the Plan the following will apply:

(a)
a disability retirement benefit shall not be payable on behalf of any Participant whose service  is terminated on or after the date of termination  of the Plan by reason of his total and permanent  disability;  and

(b)
the death  benefits provided  under Sections  2.3(0), 2.4(A)(3) and 2.4(8) hereof (or under any Supplements hereto) shall not be payable on behalf of any Participant whose  death occurs on or after the date of termination  of the Plan; provided,  however,  if the death of the Participant occurs after the date of termination of the Plan and prior to (i) the date as of which an annuity is purchased  on his behalf to provide the benefit to which he is entitled  as a result of the termination of the Plan or (ii) the date as of which distribution is made on his behalf in some other manner as a result of the termination of the Plan, as the case may be, the amount  required to provide the distribution to which he is entitled  as a result of termination  ofthe Plan shall, subject to the provisions hereof relating  to the Qualified  Preretirement Survivor  Annuity, be used to provide  a benefit  to his Beneficiary;  and provided further, however, the minimum qualified  preretirement survivor annuity required under Section 417 of the Internal  Revenue Code shall be provided  on behalf of any such Participant  who is married and whose death occurs prior to his Annuity Starting Date and on or after the date on which an annuity has been purchased to provide  the benefit  to which he is entitled  as a result of termination  of the Plan.

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6.6  -       EXPENSES OF ADMINISTRATION

The Employer may pay all expenses incurred in the establishment and administration of the Plan, including expenses and fees of the Trustee, but it shall not be obligated to do so, and any such expenses not so paid by the Employer shall be paid from the Trust Fund.  The Trustee, upon direction from the Committee, shall reimburse the Employer for expenses properly and actually paid by the Employer on behalf of the Plan.

6.7  -       FORMAL ACTION BY EMPLOYER

Any formal action herein permitted or required to be taken by an Employer shall be:

(a)
if and when a partnership, by written instrument executed by one or more ofits general partners or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by one or more general partners as having authority to take such action;

(b)
if and when a proprietorship, by written instrument executed by the proprietor or by written instrument executed by a person or group of persons who has been authorized by written instrument executed by the proprietor as having authority to take such action;

(c)
if and when a corporation, by resolution  of its board of directors or other governing board, or by written instrument executed by a person or group of persons who has been authorized by resolution of its board of directors or other governing board as having authority to take such action; or

(d)	if and when a joint venture, by formal action on the part of the joint venturers in the manner described above.

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SECTION 7

ADMINISTRATION

7.1  -       ADMINISTRATION BY COMMITTEE

The Plan will be administered by the Retirement Committee appointed by the Sponsoring  Employer by formal action on its part in the manner described in Section 6.7 hereof.  Such Committee will consist of (a) a chairman and at least two additional members or (b) a single individual.  Each member may, but need not, be a director, proprietor, partner, officer or employee of any Employer, and each such member shall be appointed by the Sponsoring Employer to serve until his successor shall be appointed in like manner.  Any member of the Committee may resign by delivering his written resignation to the Sponsoring Employer and to the other members, if any, of the Committee.  The Sponsoring Employer by formal action on its part in the manner described in Section 6.7 hereof may remove any member of the Committee by so notifying the member and other Committee members, if any, in writing.  Vacancies on the Committee shall be filled by formal action on the part of the Sponsoring  Employer in the manner described in Section 6.7 hereof.

The Committee, in its discretion, may delegate all or any part of its responsibilities of administering the provisions of the Plan with respect to any Employer or group ofEmployers to an administrative committee which will be appointed by such Employer or group of Employers by formal action on its or their part in the manner described in Section 6.7 hereof. In such event, references to the "Committee" in any provisions hereof which apply with respect to such delegated responsibilities shall refer to such administrative committee instead of the Retirement Committee.

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7.2  -       OFFICERS AND EMPLOYEES OF COMMITTEE

The Committee may appoint a secretary who may, but need not, be a member of the Committee and may employ such agents, clerical and other services, legal counsel, accountants and actuaries as may be required for the purpose of administering the Plan.  Any person or firm so employed may be a person or firm then, theretofore or thereafter serving the Employer in any capacity.  The Committee and any individual member of the Committee and any agent thereof shall be fully protected when relying in good faith upon the advice of the following professional consultants or advisors employed by the Employer or the Committee: any attorney insofar as legal matters are concerned, any certified public accountant insofar as accounting matters are concerned and any enrolled actuary insofar as actuarial matters are concerned.

7.3  -       ACTION BY COMMITTEE

A majority ofthe members of the Committee shall constitute a quorum for the transaction  of business and shall have full power to act hereunder.  The Committee may act either at a meeting at which a quorum is present or by a writing subscribed by at least a majority of the members of the Committee then serving.  Any written memorandum signed by the secretary or any member of the Committee who has been authorized to act on behalf of the Committee shall have the same force and effect as a formal resolution adopted in open meeting.  Minutes of all meetings of the Committee and a record of any action taken by the Committee shall be kept in written fonn  by the secretary appointed by the Committee or, if no secretary has been appointed by the Committee, by an individual member of the Committee.  The Committee shall give to the Trustee any order, direction, consent or advice required under the terms of the Trust Agreement, and the Trustee shall be entitled to rely on any instrument delivered to it and signed by the secretary or any authorized member of the Committee as evidencing the action of the Committee.

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A member of the Committee may not vote or decide  upon any matter relating solely to himself or vote in any case in which his individual  right or claim to any benefit under the Plan is particularly involved.  If, in any case in which  any Committee member  is so disqualified  to act, the remaining members cannot  agree or ifthere is only one individual member  of the Committee, the Sponsoring Employer, by formal action on its part in the manner described  in Section  6.7 hereof, will appoint  a temporary  substitute member  to exercise  all of the powers of a qualified  member  concerning the matter in which  the disqualified member  is not qualified  to act.

7.4  -       RULES AND REGULATIONS OF COMMITIEE

The Committee shall  have the authority  to make such rules and regulations and to take such action as may be necessary  to carry out the provisions of the Plan and will, subject to the provisions of the Plan, decide any questions arising  in the administration, interpretation and application of the Plan, which decisions shall be conclusive and binding  on all parties.  The Committee may allocate or delegate any part of its authority and duties as it deems  expedient.

7.5  -       POWERS OF COMMITTEE

In order to effectuate the purposes of the Plan, the Committee shall have the full power and authority to construe and interpret any and all provisions of the Plan, to reconcile any inconsistencies and resolve  any ambiguities in the terms of the Plan and to make equitable acljustments for any mistakes or errors made in the administration of the Plan, and all such actions  or determinations made by the Committee in good faith shall not be subject to review by anyone.   The Committee shall have the power to appoint, in its discretion, one or more Investment Managers to manage, including the power to acquire or dispose  of, all or any portion of the assets of the Plan and Trust Fund.   The Committee shall also have the power to serve as paying agent  for the Trust Fund,  if it so desires, or to appoint, in its discretion, a paying agent or agents  to disburse  the benefits  payable from the Trust  Fund and to authorize and direct the Trustee to make distribution to the Committee as paying agent or to such other paying agent as the Committee shall direct in writing.

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7.6  -       DUTIES OF COMMITTEE

The Committee shall, as a part of its general duty to supervise and administer the Plan:

(A)
determine all facts and maintain records with respect to any Employee's age, amount of Compensation, length of service, Hours of Service, Vesting Service, Credited Service and date of initial coverage under the Plan, and by application of the facts so determined and any other facts deemed material, determine the amount, if any, of benefit payable under the Plan on behalf of a Participant;

(B)
establish, carry out and periodically review a funding policy and method consistent with the objectives of the Plan and the applicable lawful requirements ofTitle I of the Employee Retirement Income Security Act of 1974; provided, however, that any decisions pertaining to the amount and timing of contributions  by the Employer to the Trust Fund are delegated to the Employer;

(C)	give the Trustee specific directions in writing with respect to:

(1)	the making of distribution payments, giving the names of the payees, the amounts to be paid and the time or times when payments shall be made; and

(2)	the making of any other payments which the Trustee is not by the terms of the Trust Agreement authorized to make without a direction in writing of the Committee;

(D)	furnish the Trustee with such information (including information relative to the liquidity needs of the Plan) as is deemed necessary for the Trustee to carry out the purposes of the Trust Agreement;

(E)	comply with all applicable lawful reporting and disclosure requirements of theEmployee Retirement Income Security Act of 1974;

(F)
comply (or transfer responsibility for compliance to the Trustee) with all applicable Federal income tax withholding requirements for distribution payments imposed by the Tax Equity and Fiscal Responsibility Act of 1982;

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G)
engage on behalf of all Plan Participants an independent qualified public accountant to examine the financial statements and other records of the Plan for the purposes of an annual audit and opinion as to whether the financial statements and schedules in the annual report of the Plan are presented fairly in conformity with generally accepted accounting principles, unless such audit is waived by the Secretary of Labor or his delegate or unless such audit is otherwise not required; and

(H)
engage on behalf of all Plan Participants an enrolled actuary to prepare required actuarial statements, unless this requirement is waived by the Secretary of Labor or his delegate or unless such actuarial statements are otherwise not required.

The foregoing list of express duties is not intended to be either complete or conclusive, and the Committee shall, in addition, exercise such other powers and perform such other duties as it may deem necessary, desirable, advisable or proper for the supervision and administration  of the Plan.

7.7  -       INDEMNIFICATION OF CERTAIN FIDUCIARIES

To the extent not covered by insurance or if there is a failure to provide full insurance coverage for any reason and to the extent permissible under corporate by-laws and other applicable laws and regulations, the Employers agree to hold harmless and indemnify the members of the Committee against any and all claims and causes of action by or on behalf of any and all parties whomsoever, and all losses therefrom, including, without limitation, costs of defense and attorneys' fees, based upon or arising out of any act or omission relating to or in connection with the Plan and Trust Agreement other than losses resulting from any such person's fraud or willful misconduct.

7.8  -       ACTUARY

The actuary will do such technical and advisory work as the Committee or the Employer may request, including analysis of the experience of the Plan from time to time, the preparation of actuarial tables for the making of computations thereunder, and the submission of actuarial reports to the Sponsoring Employer or the Committee, which reports shall contain an actuarial valuation showing the financial condition of the Plan, a statement of the contributions to be made by the Employers and such other information as may be required by the Committee. The actuary shall be appointed by the Committee with the approval of the Sponsoring Employer to serve as long as it is agreeable to the Committee, the Sponsoring Employer and the actuary.

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7.9  -       FIDUCIARIES

The Trustee is the named fiduciary hereunder with respect to the powers. duties and responsibilities of investment of the Trust Fund; the board of directors of the Sponsoring Employer is the named fiduciary with respect to the powers, duties and the responsibilities of (a) appointing the members of the Committee in the manner set out in Section 7.1 hereof, (b) appointing the Trustee or Trustees in the manner set out in the Trust Agreement, (c) amending and terminating the Plan and Trust in accordance with the provisions of the Plan and Trust Agreement and (d) reviewing annually the annual report of the Trustee and the activities of the Trustee, any Investment Manager and the Committee relating to the Plan in order to determine whether any replacement of those persons is necessary; and the Committee is the plan administrator and is the named fiduciary hereunder with respect to the other powers, duties and responsibilities ofthe administration  of the Plan; provided, however, that certain powers, duties and responsibilities of each of said named fiduciaries are specifically delegated to others under the provisions of the Plan and Trust Agreement, and other powers, duties and responsibilities of any fiduciaries may be delegated by written agreement to others to the extent permitted  under the provisions of the Plan and Trust Agreement.

The powers and duties of each fiduciary hereunder, whether or not a named fiduciary, shall be limited to those specitically delegated to each of them under the terms of the Plan and Trust Agreement.  It is intended that the provisions of the Plan and Trust Agreement allocate to each fiduciary the individual responsibilities for the prudent execution of the functions assigned to each fiduciary.  None of the allocated responsibilities or any other responsibilities shall be shared by two or more fiduciaries  unless such sharing shall be provided by a specific provision in the Plan or the Trust Agreement.  If any of the enumerated responsibilities  of a fiduciary are specifically waived by the Secretary of Labor, then such enumerated responsibilities shall also be deemed to be waived for the purposes of the Plan and Trust Agreement.  Whenever one fiduciary is required by the Plan or the Trust Agreement to follow the directions of another fiduciary, the two fiduciaries shall not be deemed to have been assigned a share of any responsibility, but the responsibility of the fiduciary giving the directions shall be deemed to be his sole responsibility and the responsibility of the fiduciary receiving those directions shall be to follow same insofar as such instructions on their face are proper under applicable law.  Any fiduciary may employ one or more persons to render advice with respect to any responsibility such fiduciary has under the Plan or Trust Agreement.

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Each fiduciary may, but need not, be a director, proprietor, partner, officer or employee of the Employer.  Nothing in the Plan shall be construed to prohibit any fiduciary from:

(a)	serving in more than one fiduciary capacity with respect to the Plan and TrustAgreement;

(b)
receiving any benefit to which he may be entitled as a Participant or Beneficiary in the Plan, so long as the benefit is computed and paid on a basis that is consistent  with the terms ofthe Plan as applied to all other Participants and Beneficiaries; or

(c)
receiving any reasonable compensation for services rendered, or for the reimbursement of expenses properly and actually incurred in the performance of his duties with respect to the Plan, except that no person so serving who already receives full-time pay from an Employer shall receive compensation from the Plan, except for reimbursement  of expenses properly and actually incurred.

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Each fiduciary shall be bonded as required by applicable law or statute of the United States, or of any state having appropriate jurisdiction, unless such bond may under such law or statute be waived by the parties to the Trust Agreement.  The Employer shall pay the cost of bonding any fiduciary who is an employee of the Employer.

7.10 -      APPLICABLE LAW

The Plan will, unless superseded by federal law, be construed and enforced according to the laws of the State of Texas, and all provisions of the Plan will, unless superseded by federal law, be administered according to the laws of the said state.

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SECTION 8

TRUST FUND

8.1  -       PURPOSE OF TRUST FUND

The Trust Fund has been created and will be maintained for the purposes of the Plan, and the moneys thereof will be invested in accordance with the terms of the agreement and declaration of trust which forms a part of the Plan.  All contributions will be paid into the Trust Fund, and all benefits under the Plan will be paid from the Trust Fund, except to the extent provided by Section 3.5 hereof.

8.2  -       BENEFITS SUPPORTED ONLY BY TRUST FUND

Subject to applicable provisions of law, any person having any claim under the Plan will look solely to the assets ofthe Trust Fund for satisfaction.

8.3  -       TRUST FUND APPLICABLE ONLY TO PAYMENT OF BENEFITS

The Trust Fund will be used and applied only in accordance with the provisions of the Plan, to provide the benefits thereof, and no part of the corpus or income of the Trust Fund will be used for, or diverted to, purposes other than for the exclusive benefit of Participants and other persons thereunder entitled to benefits, except to the extent provided in Section 6.2 hereof with respect to contributions that are returnable to the Employer because they are made by a mistake of fact or are disallowed as a tax deductible expense under Section 404 of the Internal Revenue Code or because the Plan is denied qualification under Section 401(a) of said Code and except to the extent provided in Section 4.5 and Section 6.6 hereof with respect to termination of the Plan and expenses of administration, respectively.

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